                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/ Preliminary Proxy Statement              / / Confidential, for Use of the
/ / Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                               KELLWOOD COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

--------------------------------------------------------------------------------

                                [KELLWOOD logo]


                                     2007

                                PROXY STATEMENT

                               KELLWOOD COMPANY
                             600 Kellwood Parkway
                         Chesterfield, Missouri 63017

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS

               ------------------------------------------------



DATE:           Thursday, June 7, 2007

TIME:           10:00 a.m. Central Time

PLACE:          Kellwood Company's corporate office located in St. Louis County,
                Missouri
                Address:    600 Kellwood Parkway
                            Chesterfield, Missouri 63017

PURPOSES:       1.  To elect five directors to the board of directors to serve until the 2009 Annual Meeting of Shareowners.

                2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2007.

                3.  To ratify the adoption of the Shareowners' Rights
                    Agreement.

                4. To consider a shareowner proposal to declassify the board of directors.

                5. To transact such other business as may properly come before the Annual Meeting of Shareowners and any adjournments thereof.

WHO CAN VOTE:   Shareowners of record at the close of business on April 9, 2007.


By Order of the Board of Directors


Thomas H. Pollihan
Executive Vice President, Secretary and General Counsel

St. Louis, Missouri
April 27, 2007



-------------------------------------------------------------------------------
    YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
    ----------------------
     PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD.
-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Proxy Statement................................................................................1

Proposal 1 - Election of Directors.............................................................5

Nominees for Election to Serve until 2009......................................................5

Directors Continuing to Serve until 2008.......................................................6

Corporate Governance...........................................................................7

Report of the Audit Committee.................................................................14

Compensation Discussion and Analysis..........................................................16

Compensation Committee Report.................................................................27

Summary Compensation Table for Fiscal Year 2006...............................................28

All Other Compensation for Fiscal Year 2006...................................................30

Grants of Plan Based Awards for Fiscal Year 2006..............................................31

Outstanding Equity Awards at Fiscal Year-Ended February 3, 2007...............................32

Option Exercises and Stock Vested for Fiscal Year 2006........................................34

Nonqualified Deferred Compensation for Fiscal Year 2006.......................................35

Potential Payments Upon Termination or Change of Control Table for Fiscal Year 2006...........36

Director Compensation.........................................................................39

Director Compensation Table for Fiscal Year 2006..............................................40

Security Ownership............................................................................42

Section 16(a) Beneficial Ownership Reporting Compliance.......................................43

Certain Relationships and Related Transactions................................................44

Proposal 2 - Ratification of Independent Registered Public Accounting Firm....................45

Independent Registered Public Accounting Firm.................................................45

Proposal 3 - Ratification of the Adoption of the Shareowners' Rights Agreement................47

Proposal 4 - Shareowner Proposal Concerning Declassification of the Board of Directors........52

Statement of the Board of Directors and Management in Opposition to Shareowner Proposal.......53

Other Matters.................................................................................54

Appendix A:  Majority Vote Policy............................................................A-1

Appendix B:  Rights Agreement................................................................B-1

                               KELLWOOD COMPANY

                                PROXY STATEMENT
                 ANNUAL MEETING OF SHAREOWNERS - JUNE 7, 2007

           QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:    WHY AM I RECEIVING THESE MATERIALS?

A: This Proxy Statement, the accompanying proxy card, Form 10-K, and the Annual Report to Shareowners of Kellwood Company (the "COMPANY" or "KELLWOOD") are being mailed on or about April 27, 2007. The Board of Directors (the "BOARD") is soliciting your proxy to vote your shares at the Annual Meeting of Shareowners (the "MEETING"). The Board and management of the Company invite you to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not have to attend the meeting to vote your shares. Instead, you may complete, date, sign and return the enclosed proxy card.

Q:    WHAT IS A PROXY?

A: A proxy is your legal designation of another person (the "PROXY") to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the proxy committee the authority to vote your shares at the annual meeting in the manner you indicate on your proxy card. The proxy committee is comprised of the following executive officers of the Company: Robert C. Skinner, Jr., W. Lee Capps III and Thomas H. Pollihan.

Q:    WHO IS QUALIFIED TO VOTE?

A: You may vote all of the shares of Kellwood common stock that you owned at the close of business on April 9, 2007, ("the Record Date"). On the
      record date, Kellwood Company had #                 shares of common
                                         -----------------
      stock outstanding and entitled to vote at the meeting or by proxy.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A "SHAREHOLDER OF RECORD" AND AS A "BENEFICIAL OWNER" OF SHARES HELD IN STREET NAME?

A: If your shares are registered directly in your name with Kellwood's transfer agent, American Stock Transfer and Trust Company, you are considered a "SHAREHOLDER OF RECORD." If you are a shareholder of record the Company mailed the proxy materials directly to you.

      If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "BENEFICIAL OWNER" of shares held in street name. If you are a beneficial owner of shares your broker, bank or other nominee forwarded the proxy materials to you.

Q:    WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A: There are three Company proposals to be considered and voted on at the annual meeting, which are:

      1. To elect five directors to the board of directors to serve until the 2009 Annual Meeting of Shareowners.

      2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2007.

      3.    To ratify the adoption of the Shareowners' Rights Agreement.

      In addition, there is one shareowner proposal, which is:

      4. To consider a shareowner proposal to declassify the board of directors. The Board is currently composed of two classes of directors with each class having a two-year term

Q:    HOW MANY VOTES DO I HAVE?

A: You are entitled to one vote per share of common stock of the Company that you owned on the record date, except for the election of directors. With respect to the election of directors, you are entitled to one vote per share for each director to be elected and you may cumulate your votes for directors.

Q:    WHAT ARE MY CHOICES WHEN VOTING?

A.    Proposal 1 - Election of Directors: You may cast all your votes "FOR" or
      ----------------------------------
      you may "WITHHOLD" your votes from any nominee for election, or you may cumulate your votes "FOR" nominees and distribute your votes "FOR" an individual nominee or among any two or more nominees. Withhold votes may not be cumulated. If you elect to cumulate, you may not also withhold votes.

      Proposal 2 - Ratification of Appointment of Independent Registered
      ------------------------------------------------------------------
      Public Accounting Firm: You may vote "FOR" or "AGAINST" the proposal, or
      ----------------------
      you may "ABSTAIN" from voting your shares.

      Proposal 3 - Ratification of Adoption of the Shareowners' Rights
      ----------------------------------------------------------------
      Agreement: You may vote "FOR" or "AGAINST" the proposal, or you may
      ---------
      "ABSTAIN" from voting your shares.

      Proposal 4 - Shareowner Proposal to Declassify the Board of Directors:
      ---------------------------------------------------------------------
      You may vote "FOR" or "AGAINST" the proposal, or you may "ABSTAIN" from voting your shares.

Q:    HOW DOES THE BOARD RECOMMEND I VOTE?

A:    The Board of Directors unanimously recommends that you vote:

      1.    "FOR" election of each of the nominees to the board of directors.

      2. "FOR" ratification of PricewaterhouseCoopers LLP as the Company's independent auditor.

      3.    "FOR" ratification of the adoption of the Shareowners' Rights
            Agreement.

      4. "AGAINST" the shareowner proposal to declassify the board of directors.

      Please see the proxy statement for further information relating to the proposals to be voted on.

Q:    WHAT IS CUMULATIVE VOTING "FOR" DIRECTORS?

A: Cumulative voting allows you to allocate your total number of votes among the nominees "FOR" election to the Board. Your total number of votes is equal to the number of shares held by you at the close of business on the record date multiplied by the number of nominees for election (e.g. 100 shares x five nominees = 500 votes).

Q:    HOW DO I CUMULATE MY VOTES FOR THE ELECTION OF DIRECTORS?

A. The cumulative voting provisions of the Delaware General Corporate Law allow you to cast all of your votes "FOR" an individual nominee or distribute your votes "FOR" among two or more nominees. For example, when five directors are to be elected, a holder of 100 shares may cast 500 votes "FOR" an individual nominee, apportion 100 votes "FOR" each of the five nominees or apportion 500 votes "FOR" among two or more nominees. If you vote "FOR" all nominees, the proxy committee will use its discretion to cumulate your votes to maximize the number of the Board's nominees elected. Beneficial owners should contact their broker, bank or nominee to cumulate votes "FOR" directors.

Q.    WHAT IS THE SIGNIFICANCE OF A WITHHOLD VOTE?

A. Votes that have been withheld from any nominee will not have an effect on the election of a nominee. However, under the Company's Majority Vote Policy, in an uncontested election, any nominee who has more votes "WITHHELD" than votes "FOR" must submit his or her resignation as a director. The Board of Directors of the Company, upon advice of its Corporate Governance Committee, will decide whether or not to accept the resignation. Please see the "Majority Vote Policy" set out in Appendix A.

Q:    HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?

A: Abstentions are included in the determination of shares present for quorum purposes. Because abstentions represent shares entitled to vote, an abstention will have the same effect as a vote against a proposal. However, abstentions will have no effect on the election of directors. Broker non-votes, if any, while counted for general quorum purposes, are not deemed to be "present" with respect to any matter the broker does not have authority to vote.

Q:    HOW DO I VOTE MY SHARES?

A:    You may vote using any of the following methods:

      o By completing, signing and dating a proxy card and returning it in the prepaid envelope.

      o In person at the annual meeting. All shareowners may vote in person at the annual meeting. You may choose to be represented by another person at the annual meeting by executing a proper proxy designating that person as your representative. If you are a beneficial owner of shares held in street name, you must obtain a legal proxy from your broker, bank or nominee in order to vote in person at the annual meeting.

Q:    HOW WILL MY SHARES BE VOTED IF I DO NOT SPECIFY HOW THEY SHOULD BE VOTED?

A: If you are a shareowner of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote as follows:

      o     "FOR" the election of all directors.

      o "FOR" the ratification of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for fiscal year 2007.

      o "FOR" the ratification of the adoption of the Shareowners' Rights Agreement.

      o "AGAINST" the shareowner proposal to declassify the board of directors.

      Regarding the election of directors, the proxy committee will distribute votes to maximize the number of nominees recommended by the Board to be elected. The proxy committee will use their discretion in making the allocation among nominees and may exercise cumulative voting rights. The five nominees receiving the most votes at the meeting, present in person or by proxy, will be elected.

Q:    WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the items of business described in this proxy statement, the Company is not aware of any other business to be acted upon at the annual meeting. If you grant a proxy by checking the appropriate box, the proxy committee will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:    CAN I CHANGE MY VOTE AFTER I HAVE MAILED IN MY PROXY CARD?

A:    Yes. You may revoke your proxy by doing one of the following:

      1. You may submit another properly completed proxy card at a later date.

      2. You may send timely written notice that you are revoking your proxy to the Company's corporate secretary at 600 Kellwood Parkway, Chesterfield, Missouri 63017.

      3. You may attend the annual meeting and, upon proper proof of ownership of shares, vote in person.

      If you are a beneficial owner of shares held in street name by your broker, bank, trustee or other nominee, you should follow the instructions provided by your broker or bank to change your vote.

Q:    WHO PAYS THE COST OF THIS PROXY SOLICITATION?

A: The Company pays the cost of soliciting proxies. Upon request, the company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Company's common stock. In addition, the Company has retained Morrow & Co., Inc., 470 West Avenue, Stamford, CT 06902 to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of the Company's common stock. For these services, the Company will pay Morrow & Co., Inc. a fee of $6,000, plus expenses.

                      PROPOSAL 1 - ELECTION OF DIRECTORS

The Kellwood Certificate of Incorporation provides that the Board of Directors shall consist of not fewer than three nor more than 15 Directors, with the number of Directors determined by the Board; and the Board shall be divided into two classes with one class being elected each year for a two-year term. The Kellwood Bylaws provide that the Directors may elect a new Director to the Board. Subsequent to last year's Annual Meeting of Shareowners Egon Zehnder International was retained by the Company to search for a new independent Director; and on September 1, 2006, the Board elected Philip B. Miller as a new independent Director. Mr. Miller now stands for election by shareowners. The current Board consists of nine Directors. However, Robert J. Baer will retire and will not stand for re-election. Kellwood Company thanks Mr. Baer for his commitment and contributions to the Company. The number of Directors will be reduced to eight.

The five Directors standing for election this year, if elected, will serve until the 2009 Annual Meeting of Shareowners, and until their respective successors shall have been elected and qualified. The persons named in the accompanying proxy have indicated that they intend to vote for the election of the largest number of nominees set forth below which they can elect under cumulative voting. For a discussion of cumulative voting, see "Questions and Answers About the Annual Meeting and Voting" on page 1. If any of the five nominees for election shall become unable to accept election, proxies may be voted for a substitute nominee as well as for the remaining nominees named below. However, Kellwood's management has no reason to believe that any of the five nominees listed below will be unable to serve.


-------------------------------------------------------------------------------
             YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREOWNERS
                  VOTE "FOR" ALL FIVE NOMINEES LISTED BELOW
-------------------------------------------------------------------------------

                   NOMINEES FOR ELECTION TO SERVE UNTIL 2009

KITTY G. DICKERSON, PH.D.
Age:                      67
Director Since:           1991
Committees:               Audit and Corporate Governance Committees
Principal Occupation:     Professor and Chair of the Department of Textile and Apparel Management,
                          University of Missouri, Columbia, since 1986.
                          Author, Prentice-Hall. President of International Textile and Apparel
                          Association, 1990 to 1991.


JERRY M. HUNTER
Age:                      54
Director Since:           1994
Committees:               Compensation Committee
Principal Occupation:     Partner, Bryan Cave LLP (law firm) since 1993. General Counsel, National
                          Labor Relations Board in Washington, D.C., from 1989 until 1993; director
                          Missouri Department of Labor and Industrial Relations, 1986 to 1989. J.D.,
                          Washington University School of Law.

                                      5


LARRY R. KATZEN
Age:                     61
Director Since:          2003
Committees:              Audit, Compensation and Executive Committees
Principal Occupation:    Former Managing Partner, Great Plains Region, Arthur Andersen, 1998 until 2002.
                         Managing Partner, St. Louis office, Arthur Anderson, 1993 to 2002.
                         Partner, Arthur Anderson, 1978 to 2002.
Other Directorships:     Pathmark Stores, Inc.

PHILIP B. MILLER
Age:                     69
Director Since:          2006
Committees:              Audit and Corporate Governance Committees
Principal Occupation:    Director of Kellwood since September 1, 2006. Operating Director, Tri-Artisan
                         Capital Partners. President, Philip B. Miller Associates. Mr. Miller served as
                         Chairman of Saks Fifth Avenue from 1993 until his retirement in 2001, Chief
                         Executive Officer 1993 to 2000, and Vice Chairman 1990 to 1993.  Mr. Miller also held positions with Marshal Field's, Neiman Marcus, Lord and Taylor, and
                         Bloomingdales.
Other Directorships:     DSW Inc., and St. John Knits International

HARVEY A. WEINBERG
Age:                     69
Director Since:          2004
Committees:              Audit, Corporate Governance and Executive Committees
Principal Occupation:    Private investor and consultant since 1994. Mr. Weinberg's positions with Hartmarx
                         Corporation (manufacturer and marketer of apparel) included Chief Executive
                         Officer from 1987 through 1992, Chairman of the Board from 1990 to 1992, and Vice
                         Chairman from 1987 to 1990.
Other Directorships:     R.G. Barry Corporation

                                 DIRECTORS CONTINUING TO SERVE UNTIL 2008

BEN B. BLOUNT, JR.
Age:                     68
Director Since:          2005
Committees:              Audit and Compensation Committees
Principal Occupation:    Executive Vice President, Finance, Planning and Administration, and Chief Financial
                         Officer of Oxford Industries, Inc. from 1995 until his retirement in 2004. Mr.
                         Blount was also a director of Oxford Industries from 1987 to 2004.

                                      6


JANICE E. PAGE
Age:                     58
Director Since:          2000
Committees:              Compensation, Corporate Governance and Executive Committees
Principal Occupation:    Group Vice President of Sears, Roebuck & Company from 1992 to 1997. Trustee,
                         Glimcher Realty Trust (real estate investment trust) from 2001 to 2004.
Other Directorships:     American Eagle Outfitters, Inc., and R.G. Barry Corporation



ROBERT C. SKINNER, JR.
Age:                     53
Director Since:          2004
Committees:              Executive Committee
Principal Occupation:    Kellwood's Chairman, President and Chief Executive Officer since February 1,
                         2006. President and Chief Executive Officer from 2005 to 2006.  President and
                         Chief Operating Officer from 2003 to 2005. Vice President of Kellwood from 2002 to
                         2003.  President of Kellwood Menswear from 2000 to 2003. Corporate Group Vice
                         President of Oxford Industries from 1998 to 2000.  President of Oxford Shirt
                         Group, Oxford Industries, from 1987 to 2000.


                             CORPORATE GOVERNANCE

The Board of Directors (the "BOARD") is responsible for establishing broad corporate policies and for overseeing the general performance of the Company. The primary focus of the Board is on policy and strategic direction. Each Director spends considerable time preparing for and attending Board and Committee meetings. The Company's corporate governance principles state that each Director is expected to attend all Board meetings and the Annual Meeting of Shareowners. All current Directors attended the June 2006 Annual Meeting of Shareowners, with the exception of Mr. Miller, who subsequently joined the Board on September 1, 2006. The Board meets regularly eight times per year and holds special meetings as required. The Board met eleven times in fiscal year 2006. All current Directors attended at least 75% of the Board and assigned Committee meetings during fiscal year 2006.

Principles

The Company's Corporate Governance Principles were formally adopted in 2000, and were last revised in June 2006. The full text of the Corporate Governance Principles is available at www.kellwood.com by first clicking on "About Kellwood" then clicking on "Corporate Governance" and then clicking on "Corporate Governance Principles." These principles were adopted by the Board to best ensure that the Board adequately performs its function as the overseer of management and to help ensure that the interests of the Board and management align with the interest of shareowners.

Majority Vote Policy

The Board has adopted a Majority Vote Policy. The policy intends to increase the Directors' accountability to shareowners, while also allowing the Board the flexibility to act in the best interests of the Company and its shareowners, for instance when the withhold votes may be for reasons unrelated to the nominee's performance as a Director of the Company.

An incumbent director nominee who receives more "Withhold" votes than "For" votes is required to submit his or her resignation. The Corporate Governance Committee shall consider the resignation and make a recommendation to the Board as to whether it should be accepted or not. The Board will make its determination and announce it within 100 days. The full text of the Majority Vote Policy is set out in Appendix A.

DIRECTOR INDEPENDENCE

The New York Stock Exchange requires that the Board be composed of a majority of independent directors. Kellwood's Corporate Governance Principles further require that the Board be composed of a substantial majority of independent directors. Directors are required to report to the Chair of the Audit Committee any potential conflict prior to entering into or immediately upon becoming aware of any relationship or transaction that is an actual conflict of interest, or that in the Director's judgment should be disclosed. Each Director and executive officer is also obligated to annually complete and update a Director's and Officer's Questionnaire which requires disclosure of any transaction with the Company in which the Director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. The Board has determined affirmatively that eight of the nine Directors were and are independent under New York Stock Exchange rules and also meet the categorical standards of independence set forth below. The independent directors are:

              Robert J. Baer                    Larry R. Katzen
              Ben B. Blount, Jr.                Philip B. Miller
              Kitty G. Dickerson                Janice E. Page
              Jerry M. Hunter                   Harvey A. Weinberg

The Board has established the following categorical standards to assist it in making determinations of Director independence. A Director will be considered independent if:

      o The Director has not been an employee of Kellwood for at least three years and no immediate family member of the Director has been employed as an executive officer of Kellwood for at least three years.

      o The Director and the Director's immediate family members have not received more than $60,000 per year in direct compensation from Kellwood during each of the last three years. Director and Committee fees as well as pension and other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service, shall not be included in the $60,000 limitation.

      o Within the last three years the Director has not been affiliated with or employed by, and the Director's immediate family members have not been affiliated with or employed in a professional capacity by, the present or former internal or external auditor of Kellwood.

      o Within the last three years neither the Director nor any of the Director's immediate family members have been employed as an executive officer of another company where any of Kellwood's present executive officers serve on the compensation (or equivalent) committee of that other company.

      o Within the last three years, the Director has not been an executive officer or an employee, and the Director's immediate family members have not been an executive officer of, a company that made payments to or received payments from Kellwood for property or services in an amount which, in any single fiscal year, exceeded the greater of $1,000,000, or two percent of such other company's consolidated gross revenues.

      o The Director's independence will not be considered to be impaired if the Director or the Director's immediate family members are an employee, officer, Director or trustee of a charitable organization, foundation, university, or other non-profit organization to which the Company's direct or indirect (through its foundation) discretionary charitable contributions to the organization are less than the greater of two percent of that organization's total annual charitable contributions or $200,000.

In making a determination regarding Director independence, the Board considers all relevant facts and circumstances, including the Director's commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, and such other criteria as the Board may determine from time to time. The Board will assess the materiality of a Director's relationship with Kellwood by considering the issue from the standpoint of the Director and from that of any person or organization with which the Director has an affiliation.

An "immediate family member" includes a person's spouse, parents, stepparents, children, stepchildren, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than a tenant or employee) who shares such person's home.

BOARD COMMITTEES

Kellwood's Corporate Governance Principles require and the Board has established an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance Committee (which also has traditional nominating committee responsibilities.) With the exception of the Executive Committee, which Robert C. Skinner, Jr. chairs, each committee is composed of only independent Directors.

The table below shows current membership for each of the standing Board Committees.

-------------------------------------------------------------------------------------------------------------------
          EXECUTIVE                     AUDIT                                           CORPORATE GOVERNANCE
          COMMITTEE                   COMMITTEE           COMPENSATION COMMITTEE             COMMITTEE
-------------------------------------------------------------------------------------------------------------------
       Larry R. Katzen            Ben B. Blount, Jr.          Robert J. Baer               Robert J. Baer
        Janice E. Page            Kitty G. Dickerson        Ben B. Blount, Jr.           Kitty G. Dickerson
    Robert C. Skinner, Jr. *       Larry R. Katzen *         Jerry M. Hunter              Philip B. Miller
      Harvey A. Weinberg           Philip B. Miller          Larry R. Katzen               Janice E. Page
                                  Harvey A. Weinberg         Janice E. Page *            Harvey A. Weinberg *
-------------------------------------------------------------------------------------------------------------------

*  Committee Chairman

Executive Committee

The current members of the Executive Committee are Larry Katzen, Janice Page, Harvey Weinberg, and Robert Skinner, Jr., Chair. The Executive Committee met four times in fiscal year 2006. The Committee is composed of the Chief Executive Officer and the Chairs of each of the other Committees. The Executive Committee, between Board meetings, has all the authority of the Board in the management of the business affairs of the Company (except for actions relating to dividends and certain fundamental

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corporate changes.) The full text of the Executive Committee Charter is available at www.kellwood.com by first clicking on "About Kellwood" then clicking on "Corporate Governance" and then clicking "Executive Committee Charter."

Audit Committee

The current members of the Audit Committee are Ben Blount, Jr., Kitty Dickerson, Philip Miller, Harvey Weinberg, and Larry Katzen, Chair. The Audit Committee met seven times in fiscal year 2006. For information on the responsibilities of the Audit Committee, please see "Report of the Audit Committee" on page 14.

All members of the Audit Committee are independent Directors, and the Board in its business judgment has affirmatively determined that all of the Audit Committee members meet the independence and financial literacy requirements of the New York Stock Exchange, the independence standards set forth in the Securities and Exchange Commission Rules, and the standards of the Company's Corporate Governance Principles as those standards apply to audit committees. The Board in its business judgment has affirmatively determined that Ben Blount, Jr. and Larry Katzen meet the Securities and Exchange Commission ("SEC") definition of Audit Committee Financial Expert and have designated them as such.

The Board formally adopted an Audit Committee Charter in 1982. The Charter has undergone numerous revisions and was last reviewed in November 2006. The full text of the Audit Committee Charter is located at www.kellwood.com by first clicking on "About Kellwood" then clicking on "Corporate Governance" and then clicking on "Audit Committee Charter."

Compensation Committee

The current members of the Compensation Committee are Robert Baer, Ben Blount, Jr., Jerry Hunter, Larry Katzen and Janice Page, Chair. The Compensation Committee met eleven times during fiscal year 2006. For information on the Compensation Committee's primary responsibilities, please see "Compensation Discussion and Analysis", which begins on page 16. The Board in its business judgment has affirmatively determined that all members of the Compensation Committee meet the independence standards of the New York Stock Exchange, as well as the standards of Kellwood's Corporate Governance Principles as those standards apply to compensation committees.

The Board formally adopted a Compensation Committee Charter in 2002. The Charter has since been revised and amended and was last reviewed in June 2006. The full text of the Compensation Committee Charter is available at www.kellwood.com by first clicking on "About Kellwood" then clicking on "Corporate Governance" and then clicking on "Compensation Committee Charter."

Corporate Governance Committee

The current members of the Corporate Governance Committee are Robert Baer, Kitty Dickerson, Philip Miller, Janice Page and Harvey Weinberg, Chair. The Corporate Governance Committee met six times during fiscal year 2006. The Committee's responsibilities include recommending Director nominees to the Board, evaluating Board procedures and the performance of the Board and its members, and reviewing developments in the governance of publicly held companies as they may affect the Company. The Board in its business judgment has affirmatively determined that all members of the Corporate Governance Committee meet the independence standards of the New York Stock Exchange, as well as the standards of Kellwood's corporate governance principles as those standards apply to corporate governance committees.

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The Board formally adopted a Corporate Governance Committee Charter in 2001.
The Charter has since been revised and amended, most recently in March 2004 and is reviewed annually. The full text of the Corporate Governance Committee Charter is available at www.kellwood.com, by first clicking on "About Kellwood" then clicking on "Corporate Governance" and then clicking on "Corporate Governance Committee Charter."

Kellwood's corporate governance principles require that non-management Directors meet at regularly scheduled executive sessions without management. These executive sessions are scheduled and held in conjunction with regularly scheduled Board meetings. The corporate governance principles further require that if the non-management group of Directors includes any Director who is not independent, the Company shall schedule, at least once a year, an executive session to include only independent Directors.

All of the non-management Directors are considered independent. The independent Directors designated the Chair of the Corporate Governance Committee to serve as the presiding director at these executive sessions. The presiding director also serves as liaison between the chairman and the independent Directors, consults with the chairman regarding appropriate scheduling and agendas for Board meetings, and serves as the principal liaison for shareholder and employees communications directed specifically to non-management Directors. Harvey A. Weinberg currently serves as presiding director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of Kellwood's executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of Kellwood's Board. None of the Company's executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of Kellwood's Compensation Committee.

Jerry M. Hunter, a Director who serves on the Compensation Committee, is a partner in the law firm of Bryan Cave LLP. See "Certain Relationships and Related Transactions" on page 44.

THE BOARD NOMINATING PROCESS

The Corporate Governance Committee performs all of the functions of a nominating committee and is responsible for the Company's nominating process. The Committee is responsible for identifying, evaluating and recommending qualified director candidates to the Board. The Committee's nomination responsibilities include new directors, incumbent directors as well as candidates to fill a vacancy between annual shareowner meetings. Since the last Annual Meeting of Shareowners, one new director was nominated and appointed to the Board. The new director, Philip B. Miller, was affirmatively determined by the Board to be independent and is standing for election at the 2007 Annual Meeting of Shareowners.

The Committee will determine from time to time whether the Board has any special needs or requirements, including the need for additional independent Directors, financial expertise, industry expertise, or other specific knowledge or skills. The Committee will consider candidates recommended by Directors, management, shareowners, third party search firms, or any other valid or reliable source. Candidates recommended from any valid and reliable source will be equally evaluated and considered. The Committee strives to identify and recruit the most qualified candidates, without regard to race, sex, religion, color, national origin, age, disability, citizenship status, or any other factor protected by law.

Shareowners who wish to recommend candidates must provide the following information in writing to the secretary of the Company:

      o The shareowner's name, number of shares owned, and the date those shares were purchased.

      o The candidate's name, age, business address, residence address and number of shares beneficially owned.

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      o     A resume of the candidate describing, among other things,
            principal occupation and employment history, other directorships held, material outside commitments and the names of all other business entities of which the candidate owns a 10 percent beneficial interest.

      o A statement from the candidate describing the reasons for seeking election to the Board of Directors.

      o The candidate's written consent to a complete and thorough background check and investigation.

      o The candidate's written consent to stand for election if nominated by the Board and to serve if elected by the shareowners.

      o Any other information that may assist the Committee in evaluating the candidate or that the Committee may request.

In order for a candidate to be considered for inclusion in the next slate of director nominees recommended by the Corporate Governance Committee to the full Board, the recommendation must be sent by certified or registered mail and received within the time period specified in Kellwood's By-Laws, as described under "Shareowner Proposals for the 2008 Annual Meeting of Shareowners" on page 54. The secretary will forward recommendations promptly to the Corporate Governance Committee Chair.

The Committee will compile a complete list of candidates recommended from any valid source and evaluate each candidate. Each candidate will be evaluated in comparison to the Board's minimum Director qualifications including:

      o     The highest standards of morality.

      o     Ethics and integrity.

      o A successful career in a related field or expertise requested by the Board.

      o     The ability to serve at least five years before retirement.

      o The ability to commit the appropriate time to Board and Committee meetings.

Each candidate will be further evaluated in the context of the current composition of the Board, the needs of the Board and the long-term interests of the shareowners. Following an initial review of each candidate the Committee will select those candidates it desires to interview. One or more members of the Committee will interview the candidate. Additional interviews may be arranged between the candidate and the Chairman, Chief Executive Officer and other members of the Board or management. Following the interviews and after receiving and evaluating feedback, the Committee will vote on which candidates will be recommended to the full Board. Each year the Committee recommends to the full Board a slate of director nominees to be named in the Company's proxy statement and proxy card.

In addition to the methods listed above, the Company has retained Egon Zehnder International, a third party search firm, to assist the Corporate Governance Committee in identifying and interviewing qualified candidates for possible service on the Board.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

All interested parties may send communications to board members by:

      o     E-mailing the presiding director at PresidingDirector@Kellwood.com.

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      o     Writing to the presiding director at Kellwood Company, 600
            Kellwood Parkway, Chesterfield, MO 63017.

      o     Calling the Kellwood Hotline at (800) 486-2241.

      o E-mailing any Director at the Directors' personal e-mail addresses listed on Kellwood's website.

All communications received at the presiding director e-mail address will automatically be directed to the current presiding director's e-mail address. Communications received by regular mail or the hotline will be delivered to the general counsel. The general counsel will make a copy of the communication and immediately forward it to the presiding director. The presiding director will send a written response to the interested party or shareowner within 30 days of receiving such communication. The presiding director has requested that any items unrelated to the Board's duties, such as spam, junk mail, mass mailings, sales solicitations, resumes, and job inquiries not be sent to him nor forwarded by the general counsel; these items will not be responded to.

Any concerns related to accounting, internal controls or auditing matters will be immediately brought to the attention of the Audit Committee Chair.

CODE OF ETHICS AND COMPANY POLICIES

Kellwood has a formal written Business Ethics and Compliance Policy that applies to all Kellwood associates, including Directors, officers and employees. In 2005 the Corporate Governance Committee determined it was also appropriate to adopt a formal written Director Code of Business Conduct and Ethics. In addition, the Company has a Code of Conduct for Senior Financial Officers and Financial Management. This Code applies to and has been signed by all key financial management personnel, as well as the chief financial officer and the chief executive officer. The Corporate Governance Committee determined that should any changes to, or waivers of, these codes and policies occur, such changes or waivers (to the extent they are applicable to the chief executive officer, chief financial officer, principal accounting officer or a Director) will be promptly disclosed on Kellwood's website. All of the Code of Ethics listed above are available at www.kellwood.com by first clicking on "About Kellwood" then clicking on "Corporate Governance" and then clicking on the applicable policy.

The following documents are available free of charge to all interested parties upon request to the Company's secretary at 600 Kellwood Parkway, Chesterfield, MO 63017:

      o     SEC Forms 10-K, 10-Q and 8-K.

      o     Kellwood's Corporate Governance Principles.

      o     Business Ethics and Compliance Policy.

      o Code of Ethical Conduct for Senior Financial Officers and Financial Management.

      o     Director Code of Business Conduct and Ethics.

      o     All Board Committee Charters.

      o     Certain other policies and procedures adopted by the Board.

These materials are also available at www.kellwood.com by first clicking on "About Kellwood" then clicking on "Corporate Governance" and then clicking on the appropriate topic.

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                         REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for monitoring:

      o     The integrity of Kellwood's financial statements.

      o     Compliance with legal and regulatory requirements.

      o The appointment, compensation and oversight of the Company's independent registered public accounting firm.

      o The independent registered public accounting firm's qualifications, performance and independence.

      o     The performance of the Company's internal audit function.

Kellwood management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. Management is also responsible for establishing, maintaining, evaluating, and reporting on the effectiveness of financial reporting and disclosure controls.

The independent registered public accounting firm is responsible for performing an independent audit of Kellwood's consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and for expressing an opinion on the conformity of Kellwood's audited financial statements with generally accepted accounting principles. The independent registered public accounting firm is also responsible for expressing an opinion on the effectiveness of Kellwood's internal control over financial reporting and expressing an opinion on management's assessment of the effectiveness of internal control over financial reporting. The Committee's responsibility is to monitor and oversee these processes. The Audit Committee, in carrying out its role, relies on Kellwood's senior management, including senior financial management, Kellwood's internal audit department, and its independent registered public accounting firm.

We reviewed and discussed Kellwood's audited financial statements with senior management, internal audit, and the independent registered public accounting firm. Kellwood's audited financial statements are included in the 2006 Annual Report on Form 10-K. Management has confirmed to us that such financial statements have been prepared with integrity and objectivity, are the responsibility of management, and have been prepared in conformity with generally accepted accounting principles. The Committee meets separately with the independent registered public accounting firm and internal auditor, and collectively with the president and chief executive officer, and the chief financial officer, to have candid discussions about the Company's financial statements, management, and effectiveness of internal control over financial reporting. In 2006 we continued our practice of having the full Committee review and discuss with management and representatives of the independent registered public accounting firm, the quarterly earnings announcements in advance of their public release.

We discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, its judgments as to the quality, not just the acceptability, of Kellwood's accounting principles and such other matters required to be discussed by SAS 61, as amended by SAS 89 and 90 (Communications with Audit Committee). SAS 61 requires our independent registered public accounting firm to provide us with additional information regarding the scope and results of its audit of Kellwood's financial statements, with respect to: (i) its responsibility under generally accepted auditing standards, (ii) significant accounting principles, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

We received from PricewaterhouseCoopers LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between PricewaterhouseCoopers LLP and Kellwood which in its

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

professional judgment may reasonably be thought to affect independence. PricewaterhouseCoopers LLP has discussed its independence with us and has confirmed in its letter that, in its professional judgment, PricewaterhouseCoopers LLP is independent of Kellwood Company within the meaning of the federal securities laws.

Based on the review and discussions described above with respect to Kellwood's audited financial statements for fiscal year 2006, we recommended to the Board of Directors that the audited financial statements be included in Kellwood's 2006 Annual Report on Form 10-K for filing with the SEC.

As specified in the Audit Committee Charter, we recognize that the Committee's job is one of oversight, and it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management. Kellwood's independent registered public accounting firm is responsible for rendering its opinion that the financial statements are fairly stated in all material respects in accordance with generally accepted accounting principles. We are not, nor can we be, employees of Kellwood. We do not, nor can we, serve as accountants or auditors of Kellwood. In giving our recommendation to the Board of Directors, we have relied on management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and on the report of Kellwood's independent registered public accounting firm with respect to such financial statements. We are not providing any expert or special assurance as to Kellwood's financial statements or any professional certification as to the independent registered public accounting firm's work.

This report is submitted by the members of the Audit Committee: Ben B. Blount, Jr., Kitty G. Dickerson, Philip B. Miller, Harvey A. Weinberg, and Larry R. Katzen, Chair.

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                     COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION PHILOSOPHY

The Compensation Committee believes that compensation paid to executive officers should meet several guiding principles including:

      o Be commensurate with Kellwood's short-term and long-term financial performance.

      o     Be aligned with value created for shareholders.

      o Provide a competitive compensation opportunity, to allow the Company to attract and retain key executive talent.

      o Provide a significant portion of compensation in equity, and ensure key executives retain a significant ownership of company stock.

With these principles in mind, the Company's total compensation program consists of the following:

      o     Base salary.

      o     Annual incentive plans (cash and equity based).

      o     A long-term incentive plan (cash and equity based).

      o     Other benefit plans.

These plans are discussed in detail on the following pages.

ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee is composed of five Directors who satisfy the independence requirements of the New York Stock Exchange, as well as the standards of Kellwood's Corporate Governance Principles.

The Compensation Committee's responsibilities are set forth in the Compensation Committee Charter and generally include:

      o     Design, review and approve compensation plans.

      o     Grant benefits under such plans.

      o Administer the Company's stock plans (including reviewing and approving equity grants to Named Executive Officers.)

      o Approve salaries and total compensation elements for the Chairman and Chief Executive Officer and other Named Executive Officers.

      o     Ensure adequate succession planning programs are in place.

      o     Review and recommend changes to Director compensation.

The Committee may delegate any responsibilities of this Committee to a sub-committee of this committee or to another committee of the Board provided that the committee is composed entirely of independent directors and has a published charter.

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The Committee reviews and assesses the Committee Charter annually; the most recent review of the Charter was conducted in June 2006. The full text of the Charter is available at www.kellwood.com by first clicking on "About Kellwood" then clicking on "Corporate Governance" and then clicking on "Compensation Committee Charter."

In the course of executing its responsibilities, the Committee sought the advice of both an independent compensation consultant as well as the Company's management. The Kellwood Human Resources Department provides support to the Committee in its work. The Committee also has the authority to engage the services of outside advisors to assist the Committee. The Committee has engaged Mercer Human Resource Consulting as its outside compensation consultant to advise the Committee on all matters related to the Chief Executive Officer and other executive compensation. Mercer also advises management on other general compensation strategy matters and assists in developing recommendations to present to the Committee.

Management carries out the decisions of the Committee and also makes recommendations on the direction and design of executive compensation programs affecting the Company's executives including Named Executive Officers. Recommendations include salary ranges, incentive plan design, total compensation mix, executive benefits and equity plan design.

POSITIONING OF EXECUTIVE COMPENSATION

The Company's executive compensation programs are designed to provide competitive total compensation opportunities. They are intended to align pay with achievement of Kellwood's annual and long-term goals, and recognize individual achievement. In setting pay levels, the Compensation Committee annually reviews published survey information and other available compensation data that is specific to companies of similar size in our industry. The Committee also seeks the advice of an independent compensation consultant.

Based upon the review of the independent compensation consultant and management, and the Compensation Committee's assessment of individual and Company performance, we believe the value and design of the executive compensation program discussed below is appropriate.

The Company generally targets total compensation at the median of a peer group of apparel and wholesale/retail companies. General industry information is also referenced, particularly for jobs that are not unique to our industry such as finance and accounting positions. For fiscal year 2006, our peer group includes, but is not limited to:

o     Carter's, Inc.                 o     Liz Claiborne Inc.                 o     Russell Corporation
o     Coach, Inc.                    o     Oxford Industries, Inc.            o     VF Corporation
o     Columbia Sportswear Company    o     Phillips Van Heusen Corporation    o     Warnaco Group, Inc.
o     Fossil, Inc.                   o     Polo Ralph Lauren Corporation
o     Jones Apparel Group, Inc.      o     Quiksilver, Inc.

To evaluate the competitiveness of compensation, the company considers a variety of sources including information from the peer group company proxy statements, as well as published compensation survey data such as Mercer and Watson Wyatt surveys and the ICR Apparel Industry Survey. Where appropriate, adjustments will be made based on differences in the scope and level of responsibility of the job and differences in revenue size. General industry information from companies that compare to Kellwood in revenue size is also referenced for some executive positions which are not unique to our industry, such as finance and accounting positions.

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BASE SALARY

Base salary is primarily intended to ensure reasonable competitiveness with the market for comparable executives and to reward individuals for personal performance over the previous fiscal year.

The Compensation Committee generally strives to set executive salaries at reasonable and competitive levels after considering multiple factors. In considering appropriate salary levels the Committee utilizes several sources including industry surveys, data from peer company proxy statements, and outside recommendations by independent compensation consultants. The Committee considers the level and scope of responsibility, skills and experience, company and individual performance and internal equity among executive officers. Discretion is used where external, internal or an individual's circumstances warrant. Annual adjustments to base salaries are based on Kellwood's achievement of its financial goals, the executive's performance and comparable companies' practices.

The Compensation Committee reviews the base salary for the Chief Executive Officer annually at the end of each fiscal year. After considering the performance of the executive over the previous fiscal year, the Committee determines the appropriate salary for the upcoming fiscal year. In doing so, the Committee considers the performance of the executive over the previous fiscal year. The Committee considers recommendations from the Chief Executive Officer on other Named Executive Officers. It also considers the level of achievement of Company financial goals, the equity among similar jobs in the Company and base compensation practices of other comparable companies. The Committee considers data provided by management and also information and counsel from its outside consultant. Based on their performance during fiscal 2006, and an analysis of competitive salary information for our industry and peer group, the following executive officers received salary increases effective April 1, 2007: Robert C. Skinner from $1,000,000 to $XXX; W. Lee Capps III from $625,000 to $675,000; Thomas H. Pollihan from $334,000 to $350,000; Gregory W. Kleffner from $285,000 to $310,000; Donna B. Weaver from $156,000 to $165,000.

ANNUAL INCENTIVE PLANS

Cash Bonus Plan

A Performance Management and Incentive Compensation Program ("annual cash bonus program") is extended to executives, including the Named Executive Officers, who are in positions that impact corporate performance. The program is designed to encourage a high level of performance for the year so that reaching target performance is rewarded with a target incentive payout and performance above target is rewarded with higher-level payouts. Each executive officer is assigned a target annual award opportunity that is expressed as a percent of base salary. Annual incentive plan target opportunities are determined based on comparison to our peer group companies so that when combined with base salary, target total cash compensation will approximate the market median when performance is at target, and will exceed the median when performance exceeds target. Chairman, President and Chief Executive Officer, Robert C. Skinner, Jr. has a target annual incentive opportunity of 100% of base salary. Other Named Executive Officers have target annual incentive opportunities, which range from 40% to 75%. The target opportunities are established using a variety of comparisons against market data to appropriately reward for higher levels of financial performance, and are intended to be consistent with those in the marketplace for similar executive positions at similarly situated companies.

For fiscal year 2006 annual incentive awards for corporate executives, including Named Executive Officers, were based 50% on the Company's performance and 50% on the individual performance of the executive. Executives in the Company's other divisions receive incentive based 55% on division performance, 25% based on overall Company performance and 20% based on individual performance. Prior to the beginning of each annual performance period, goals are set for Company, division and

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individual performance. The amount of actual awards earned, if any, is based on performance relative to these goals.

For fiscal year 2007, the target awards for corporate executives, including Named Executive Officers, will be based 80% on Company performance and 20% on individual performance. Target awards for executives in the Company's other divisions will be based on 60% on division performance, 20% on Company performance and 20% on individual performance.

Target awards are earned for achievement of the Company's target performance goal, as well as for achievement of individual goals. The Compensation Committee approves performance goals at the beginning of each fiscal year after careful consideration of all available information, including management's budget and expected plan, peer company performance results, external economic forecasts and historical performance of the Company and industry peers. Goals are established for threshold company performance below which no portion of the company based incentive is paid, and for target at which 100% of the company based incentive is paid. The actual payout may be higher than target if the Company exceeds the goals set for the year. The actual payout may be less than target if either the Company's or the executive's performance is below target. In 2006, payouts were "uncapped" for performance above the target goal and could have exceeded Upper Point level. For 2007, actual awards are "capped" at 200% of target.

For fiscal year 2006, the financial goals for the annual incentive plan were as follows for corporate executives, including Named Executive Officers:

Achievement                Operating Earnings(1)               Bonus Award(2)
-----------                ---------------------               --------------
Upper Point                         $126,000,000                         150%
Target                              $110,000,000                         100%
Threshold                           $105,000,000                          25%
Below Threshold           Less than $105,000,000                           0%

----------
(1) Defined as gross profit less selling, general and administrative expenses before stock option expense, amortization and restructuring and other one-time non-recurring charges as approved by the Compensation Committee.

(2)   Expressed as a percent of individual target opportunity.

For fiscal year 2006, which ended February 3, 2007, Company financial performance did not meet threshold and as a result only individual performance factored into the actual awards for the corporate executives. See "Summary Compensation Table" on page 28.

For fiscal year 2007, the Compensation Committee approved financial goals for the annual incentive plan for both corporate and division participants, including Named Executive Officers, based on operating earnings. Operating earnings are defined as described above. Payouts will range from 0% to 200% of individuals target opportunity based on achievement of these goals. For the Company, and generally for most Divisions, performance must exceed last year's actual financial performance before payouts can occur.

Corporate Development Incentive Plan

The Company also maintains the Kellwood Corporate Development Incentive Plan
(CDIP) that may annually award restricted shares of Kellwood Common Stock to key executives (including the Named Executive Officers) based on the degree of achievement of specific Company financial performance goals that are established at the beginning of each fiscal year. Performance measures and goals may be based

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on earnings per share, return on assets or equity, cash flow, revenue or income growth, economic value added, earnings before income taxes but excluding any gain on the sale of assets, or other criteria established by the Compensation Committee. The purpose of the Plan is to:

      o     Align the interests of executives with the Company's shareholders.

      o Provide a meaningful incentive to improve long-term growth and profitability.

      o Encourage participants to enhance the growth of the entire company rather than just specific segments of the company.

      o     Facilitate recruiting and retention of key executive talent.

The participants in the Plan are limited and are approved by the Compensation Committee based upon input from management. The criteria established for participation include:

      o The ability to significantly affect the continued growth and profitability of the Company.

      o     The value of the executive officer's continuing service.

      o     The perceived retention risk in a competitive marketplace.

Although any earned awards are made annually in restricted stock, 25% of earned shares vest upon award and the remaining shares vest ratably over 3 years. The intent of delayed vesting is that the shares will increase in value over the three-year vesting period based on sustained improvement of Company performance over that period of time, and at the same time help retain the key executives.

In the CDIP plan, each participant is assigned a target award that is expressed as a target dollar amount. For example, Robert C. Skinner, Jr., Chairman, President and Chief Executive Officer had a target award in 2006 of $600,000. The executive officers' target awards are approved by the Compensation Committee based on a variety of information including input from management, the Committee's consultant, the executive's role and responsibility compared to similar positions for similar sized companies in the marketplace, as well as the executive's performance and contributions. At the same time that annual CDIP award targets are set, the annual Company financial performance goals are determined for the fiscal year, and approved by the Committee.

The performance measure for fiscal year 2006 was pretax earnings before stock option expense and restructuring and other one-time, non-recurring charges:

      Target               $75,000,000
      Threshold            $71,400,000

Actual achievement for 2006 was $72,974,000 resulting in 58.2% of the award being made. Please see the "Summary Compensation Table" on page 28.

Fiscal Year 2006 target award opportunities for Named Executive Officers are included in the "Grants of Plan Based Awards" on page 31.

The performance measure for fiscal year 2007 is again pretax earnings before stock option expense and restructuring and other one-time, non-recurring charges.

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The Corporate Development Incentive targets for each Named Executive Officer for fiscal year 2007 are:

Robert C. Skinner, Jr.                                              $600,000
Chairman, President and Chief Executive Officer

W. Lee Capps III                                                    $250,000
Chief Operating Officer, Chief Financial Officer and Treasurer

Thomas H. Pollihan                                                  $80,000
Executive Vice President, Secretary and General Counsel

Gregory W. Kleffner                                                 $80,000
Senior Vice President Finance and Controller

Donna B. Weaver                                                     $80,000
Vice President Corporate Communications

Restricted Stock Compensation Plan

The Company administers the Restricted Stock Compensation Plan. Under this Plan, restricted shares may be granted to qualified employees and restrictions lapse ratably over five years. Awards are limited to an aggregate of 25,000 shares for any Plan year. No awards have been made under the Restricted Stock Compensation Plan to any executive officers or any employee since June 1, 1998.

LONG TERM INCENTIVE PLANS

1995 Omnibus Incentive Stock Plan

The Company has maintained the Omnibus Incentive Stock Plan for the purpose of granting Company equity to executive officers. Under the Plan, grants can be made for incentive stock options, non-qualified stock options and stock appreciation rights. The Company believes that options help align the interests of executives with the interests of its shareholders and provide executives with an opportunity to build a meaningful ownership stake in Kellwood.

In determining the size of annual grants for executive officers, the Compensation Committee considered the executive's position and level of responsibility both of which reflect the executive's ability to influence Kellwood's long-term performance. Also taken into consideration was the executive's performance during the year. The stock option awards were calibrated so that when combined with base salary and short-term incentives, the result was total direct compensation opportunity that was competitive in the market from which we expect to attract high quality candidates to the Company.

The Plan expired in June 2005, and consequently no new stock options have been awarded since March 10, 2005. During the period for which options were granted, the grants were made in March of each year on the day of the Compensation Committee meeting. The grant price was the average of the high and low on the date of grant. The expense associated with previously granted options calculated in accordance with FAS 123(R) are included in the "Summary Compensation Table" on page 28.

2005 Long-term Incentive Plan

On June 2, 2005, shareholders approved a new long-term incentive plan that is intended to replace the 1995 Omnibus Incentive Stock Plan. The Plan is a performance-based multi-year incentive plan designed to reward sustained performance over a three-year period. The Plan makes awards to certain executive officers for achievement of rolling three-year performance targets. The first three-year performance period began February 1, 2005 and will end on January 31, 2008. A second three-year cycle began February 1, 2006 and will conclude on January 31, 2009. A third three-year cycle will begin February 1, 2007 and will end on January 31, 2010.

Under the provisions of the Plan, earned awards can be paid in cash or stock, as determined by the Committee. Participation in the Long-Term Incentive Plan is limited to officers, including Named Executive Officers, and other key employees as determined by the Compensation Committee. The Committee can use any and all factors that it deems relevant in selecting participants.

The Compensation Committee approves performance goals at the beginning of each performance period, based on review and discussion of all available information, including the Company's long-term plan, historical performance of the Company and peers and expectations for the external economic environment. Performance measures include, but are not limited to, operating margin improvement, working capital efficiency and net sales growth.

For the 2005 - 2007 performance period the approved goals were:

                                           Threshold(3)         Target(3)          Superior(3)
Measures                   Weight          50% Award          100% Award          200% Award
--------                   ------          ---------          ----------          ----------
Operating Margin(1)          75%              5.75%              6.25%               7.00%
Working Capital Eff.(2)      25%             16.00%             15.75%              15.00%

Sales Growth    The award will be increased by up to 20% for achieving up to a 5% compounded annual growth rate ("CAGR") in net sales
                during the three-year period, and up to a 20% decrease in
                the award if net sales decline by a compounded annual rate of 3% or more during the three-year period.

The approved goals for the 2006 -2008 period were:

                                           Threshold(3)         Target(3)          Superior(3)
Measures                   Weight          25% Award          100% Award          200% Award
--------                   ------          ---------          ----------          ----------
Operating Margin(1)          75%              6.00%              6.25%               7.00%
Working Capital Eff.(2)      25%             15.75%             15.25%              14.75%

Sales Growth    The earned award will be increased by up to 20% if sales
                CAGR is at least 10% during the three-year period, and up to a 20% decrease in the award if sales CAGR is flat or less at the end of the three-year period.

----------
(1) Defined as gross profit less selling, general and administrative expenses before stock option expense, amortization and restructuring and other one-time non-recurring charges (as approved by the Compensation Committee) as a percentage of net sales.

(2) Defined as operating working capital (accounts receivable plus inventory less accounts payable and accrued expenses as a percentage of net sales, excluding restructuring charges).

(3) Operating Margin and Working Capital results are averages for the three-year performance cycle.

Target Long-term Incentive Plan award opportunities are designed so that when combined with base salary and short-term incentive opportunities, total direct compensation is approximately at the market median for achievement of the targeted performance, and greater for above target performance. Target awards for the long-term incentive plan are intended to be competitive with long-term opportunities for other wholesale/retail companies in our industry of similar size.

Fiscal year 2006 target award opportunities for Named Executive Officers are included in the "Grants of Plan Based Awards for Fiscal Year 2006" table on page 31.

The fiscal year 2007 target award opportunities for Named Executive Officers are as follows:

Robert C. Skinner, Jr.                                              $1,000,000
Chairman, President and Chief Executive Officer

W. Lee Capps III                                                    $450,000
Chief Operating Officer, Chief Financial Officer and Treasurer

Thomas H. Pollihan                                                  $200,000
Executive Vice President, Secretary and General Counsel

Gregory W. Kleffner                                                 $100,000
Senior Vice President Finance and Controller

Donna B. Weaver                                                     $100,000
Vice President Corporate Communications

DEDUCTIBILITY OF COMPENSATION

Section 162(m) of the Internal Revenue Code of 1986, as amended sets a limit of $1,000,000 on the amount of compensation that Kellwood may deduct as compensation expense for each Named Executive Officer that appear in the annual proxy statement in any given year unless the compensation is performance-based according to the Code. Long-term cash incentives as well as gains from stock option exercises are generally considered to be performance-based under Section 162(m). While the Company strives to maintain compensation within the confines of Section 162(m), in order to maintain flexibility for attracting, retaining and rewarding executive officers it does not have a requirement that all compensation need be deductible. For fiscal year 2006, the following amounts were not deductible under Section 162(m); Robert C. Skinner, Jr. $258,367

STOCK OWNERSHIP REQUIREMENTS

The Company has adopted a stock ownership policy for executive officers. This policy underscores the importance of aligning the interests of the executive officers with those of the Company's shareowners. Ownership targets are tied to each executive officer's annual base salary. Each new executive officer is expected to own at least the number of Kellwood shares equivalent in value to his or her base salary within four years of appointment. Executive officers serving when the policy was adopted are expected to meet these ownership requirements by September 1, 2008. The shares must be owned and not just subject to an option to purchase. Stock acquired as a grant of restricted stock or from the actual exercise of stock options will be included. The Compensation Committee intends to re-evaluate the stock ownership policy as it reviews the Company's use of equity incentives during 2007.

DEFERRED COMPENSATION

The Company also provides Executive Deferred Compensation Plans I and II which allow executive officers the ability to voluntarily defer their earned compensation until termination of employment or retirement. The plans are non-qualified and unfunded.

No new participants or contributions have been made to Plan I since December 31, 2004. At that time, Plan II was adopted to comply with the Internal Revenue Code Section 409(a). Under the Plan any employee, including Named Executive Officers, who earn more that $100,000 can defer up to 50% of base earnings and up to 100% of a cash bonus. Deferred amounts are credited to separate bookkeeping accounts in the name of the participant. The accounts are credited with interest equal to the prime rate on the previous December 1, plus 1 percent. One-twelfth of the amount is credited monthly. The SEC considers a portion of this rate an "above market" interest rate. The Company believes that this rate structure is appropriate as a risk premium due to the unsecured nature of the account balances and absence of other non-qualified retirement or other benefits for executives. The interest rate for 2006 was 8.0% per year and for 2007 the interest rate is 9.25%.

Contributions to executives' deferred accounts are voluntary and are not matched by the Company. Other than interest credited, the Company makes no contribution to participant accounts.

Fiscal year 2006 deferrals and interest earned are summarized in the "Nonqualified Deferred Compensation for Fiscal Year 2006" table on page 35.

PERQUISITES

The Company provided certain perquisites to executive officers in 2006 as summarized below. Please see the "All Other Compensation for Fiscal Year 2006" table on page 30.

Automobiles

Certain executive officers, including Named Executive Officers, are paid a taxable allowance to use toward the lease or purchase of an automobile or receive a leased automobile for business or personal use.

The actual fiscal year 2006 allowances are for Named Executive Officers are shown in the "All Other Compensation for Fiscal Year 2006" table on page 30. The Company has not changed the automobile policy for 2007.

Financial and Tax Planning/Wellness Assistance Program

The Company provides a taxable allowance to a limited group of executive officers, including Named Executive Officers, for financial counseling services that may include tax preparation. In addition the executive officer may use the allowance for preventive type wellness programs including smoking cessation, stress reduction, nutrition and weight loss, exercise and fitness and health screening. Executive officers are allowed to roll over any unused amounts for the next calendar year but may not roll over more than one year's unused allowance. The actual amounts paid appear in the "All Other Compensation for Fiscal Year 2006" table on page 30. The Company has not changed the Financial and Tax Planning/Wellness Assistance program for 2007.

Death Benefit Program

Thomas H. Pollihan and Roger D. Joseph remain eligible for a discontinued program that offers a Death Benefit Agreement in lieu of the group term life insurance generally made available to all salaried employees. The Agreement provides for a total taxable benefit of up to six times annual base and bonus with a maximum of $1,500,000. In the case of death of the executive officer prior to retirement, the full benefit is paid to the estate. In the event of retirement at age 60 or later, an increasing amount up to one-third of the total benefits is paid at retirement and depending on age at retirement up to two-thirds of the total benefit is paid upon the executive officer's death. Subsequent to his year-end retirement Mr. Joseph, age 65, was paid $500,000 and his benefit payable on death was reduced to $1,000,000, pursuant to this program.

Club Memberships

The Company provides Mr. Skinner and Mr. Capps with club memberships, which are generally used for business lunches, dinners and meetings. For amounts paid please see the "All Other Compensation for Fiscal Year 2006" table on page 30.

Other Benefits

The Company provides the defined contribution Kellwood Retirement Savings Plan, a 401(k) Plan, as well as various group health and welfare programs that are generally available to all Kellwood employees. Executive officers, including Named Executive Officers, participate on the same basis as other employees.

Severance Benefits

Upon certain types of terminations of employment (other than a termination following a Change-in-Control of the Company, which is addressed below), severance benefits may be paid to the Named Executive Officers. Severance benefits payable to Mr. Skinner are addressed in his employment agreement that is discussed below. The remaining Named Executive Officers are covered by a severance policy that is generally available to all exempt Company employees. The Compensation Committee at its discretion may determine any additional benefits payable to them.

CHANGE-IN-CONTROL BENEFITS

We have entered into change-in-control agreements with the Named Executive Officers. These agreements are intended to provide continuity of the decision-making environment in the event of a change in control of the Company, and to allow the covered executives to act in the best interest of shareowners rather than their own self-interest. If any of the covered executives' employment is terminated subsequent to a change-in-control, (other than for death, disability, cause or voluntary resignation without good reason) they are entitled to receive a severance payment equal to the sum of:

      o Two times the executive officer's highest base salary in effect during the fiscal year in which the termination occurs, plus

      o Two times the executive officer's average annual cash incentive awards during the last three full fiscal years, plus

      o The incentive award which, pursuant to any Kellwood benefit plan, had accrued or would have accrued to the executive officer during the last fiscal year, plus

      o The amount of the last bonus award earned by the executive officer under Kellwood's annual bonus program plus two times the product of multiplying the average over the previous three years of the total of the stock options and stock grants awarded times the highest NYSE closing price of the year.

In addition, each covered executive officer (including Named Executive Officers) will receive continuation for two years in all employee benefits plans, stock options will continue to vest and restrictions on restricted shares held in escrow will lapse and the shares will be distributed.

Should any payments made in connection with a change in control be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the Company will pay an additional "gross up" payment to compensate the executive officer for all federal, state and local income taxes along with any penalties and interest so that the executive officer is in the same after-tax position as he or she would have been if excise tax had not been imposed.

Under our Change-in-Control Agreements, a change in control would be deemed to have occurred when any corporation or any person or related group acquires at least 25% of the Company's outstanding common stock either directly or indirectly. The Change-in-Control Agreements contain a "double trigger" so that benefits are not payable unless there is both a change in control and a termination of employment in connection with the change in control.

EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS

Employment Agreement for President and Chief Executive Officer

On June 1, 2005, the Company entered into an employment agreement with Mr. Skinner. Under the employment agreement, Mr. Skinner was appointed President and Chief Executive Officer for a three-year term commencing as of June 1, 2005 and ending on May 31, 2008. Under the terms of the employment agreement, Mr. Skinner will receive a base salary of $900,000 and participate in incentive plans on the same basis as other executive officers, subject to annual review. Mr. Skinner was appointed as the Chairman of the Board on January 31, 2006. At that time the Compensation Committee increased Mr. Skinner's base salary to $1,000,000 effective on April 1, 2006 in recognition of his new responsibilities as Chairman.

Mr. Skinner is also entitled to participate in all compensation and benefit programs that the Company offers or makes available to other executive officers of the Company.

In the event Mr. Skinner's employment is terminated without cause, he will receive:

      o His monthly base salary at the annual rate then in effect for eighteen months after termination of employment, plus

      o A prorated portion of the then current year's cash bonus opportunity and the Long-Term Incentive Plan bonus targets, plus

      o An acceleration and lapse of all restrictions on exercisability of all outstanding stock options previously granted to him, plus

      o An acceleration and lapse of all restrictions on all stock previously awarded and in escrow under the Corporate Development Incentive Plan (CDIP), and

      o A prorated portion of the then current year's CDIP dollar amount opportunity

If Mr. Skinner becomes disabled, under the terms of his Employment Agreement, he will continue to receive his base salary and will continue in the company's benefit programs at the same rate and times as in effect on the date of disability. If he is continuously disabled for more than six months, the company may terminate his employment and he will be entitled to the severance benefits contained in the employment agreement. If Mr. Skinner dies during his term of employment, the company will continue to pay to his estate, or other party as he may direct, Mr. Skinner's base salary for a period of one year after his death and his estate will be entitled to receive the severance benefits contained in the employment agreement.

                         COMPENSATION COMMITTEE REPORT

The Board in its business judgment has affirmatively determined that all members of the Compensation Committee meet the independence standards of the New York Stock Exchange, as well as the standards of Kellwood's Corporate Governance Principles as those standards apply to compensation committees.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our outside compensation consultant and management. Management has confirmed to us that the report has been prepared with integrity and objectivity. Based on our review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

This report is submitted by the members of the Compensation Committee: Robert
J. Baer, Ben B. Blount, Jr., Jerry M. Hunter, Larry R. Katzen, and Janice E. Page, Chair.

                SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2006

The following tables shows the amount of all compensation earned for services in all capacities during fiscal year 2006 for the Principal Executive Officer, the Principal Financial Officer, as well as the other three most highly compensated executive officers as of February 3, 2007, plus two other highly compensated executives who were corporate officers during fiscal year 2006 ("Named Executive Officers").

-------------------------------------------------------------------------------------------------------------------------------
                                                                                  NON-EQUITY   NON-
                                                                                  INCENTIVE  QUALIFIED     ALL
                                                                                     PLAN    DEFERRED     OTHER
                                                               STOCK     OPTION     COMPEN-   COMPEN-     COMPEN-
        NAME AND                       SALARY      BONUS       AWARDS    AWARDS     SATION    SATION      SATION      TOTAL
   PRINCIPAL POSITION         YEAR       ($)        ($)        ($)(1)    ($) (2)     ($)       ($)(3)      ($)(4)       ($)
-------------------------------------------------------------------------------------------------------------------------------

ROBERT C. SKINNER, JR.        2006    $983,333    $250,000    $349,200   $247,533     $0            $0     $39,876   $1,869,942
   Chairman, President
   and Chief Executive
   Officer

-------------------------------------------------------------------------------------------------------------------------------

W. LEE CAPPS III              2006    $625,000    $117,188    $145,500   $177,658     $0       $21,177     $58,743   $1,145,266
   Chief Operating Officer,
   Chief Financial Officer,
   and Treasurer

-------------------------------------------------------------------------------------------------------------------------------

STEPHEN L. RUZOW (5)          2006    $650,000     $60,938    $104,760    $93,069     $0            $0     $46,408     $955,175
   President, Calvin Klein
   Women's Better
   Sportswear

-------------------------------------------------------------------------------------------------------------------------------

THOMAS H. POLLIHAN            2006    $329,833     $41,750     $46,560   $106,371     $0       $10,759     $32,959     $568,232
   Executive Vice President,
   Secretary and General
   Counsel

-------------------------------------------------------------------------------------------------------------------------------

ROGER D. JOSEPH (6)           2006    $235,542     $24,700     $34,920    $81,996     $0       $28,735     $28,901     $434,794
   Vice President Treasury
   and Investor Relations

-------------------------------------------------------------------------------------------------------------------------------

GREGORY W. KLEFFNER (7)       2006    $277,500     $28,500     $46,560    $27,150     $0        $1,902     $24,245     $405,857
   Senior Vice President
   Finance and Controller

-------------------------------------------------------------------------------------------------------------------------------

DONNA B. WEAVER               2006    $155,000     $15,600     $23,280    $73,103     $0            $0     $10,931     $277,914
   Vice President Corporate
   Communications

-------------------------------------------------------------------------------------------------------------------------------


-------------------------

(1) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended February 3, 2007, in accordance with FAS 123(R) of awards pursuant to the Corporate Development Incentive Plan ("CDIP"). The following shares were released on March 15, 2007, to the following Named Executive
      Officers: Robert C. Skinner, Jr.: 2,783 shares; W. Lee Capps III: 1,160 shares; Stephen L. Ruzow: 835 shares; Thomas H. Pollihan: 372 shares; Gregory W. Kleffner: 372 shares; Roger D. Joseph: 279 shares; Donna B.
      Weaver: 186 shares; the remaining shares will vest ratably over the next 3 years. The awards attributable to the Named Executive Officers for prior fiscal years and in escrow as of February 3, 2007, which are still subject to restrictions under the Corporate Development Incentive Plan, are detailed in the "Outstanding Equity Awards at Fiscal Year Ended February 3, 2007" table on page 30.

                                      28


(2) The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended February 3, 2007, in accordance with FAS 123(R) of awards pursuant to the 1995 Omnibus Incentive Stock Plan and thus include amounts from awards granted in fiscal years 2002, 2003, and 2005. Assumptions used in the calculation of this amount for the awards granted in 2003 and 2005 are included under the heading "Note 9. Stock Plans" in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal years ended January 28, 2006, filed with the Securities and Exchange Commission on March 17, 2006. Assumptions used in the calculation of this amount for the awards granted in 2002 , are included under the heading "Note 10. Stock Plans" in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K (Amendment No. 2) for the fiscal year ended January 29, 2005, filed with the Securities and Exchange Commission on January 13, 2006. Retirement eligibility is reflected in these amounts, and the forfeiture rate is assumed to be zero.

(3) Amount of above-market interest on deferred compensation. Kellwood Company does not have a defined benefit pension plan or a supplemental retirement plan.

(4) Please refer to the "All Other Compensation for Fiscal Year 2006" table on page 30.

(5) Stephen L. Ruzow relinquished his corporate officer status effective June 1, 2006.

(6) Roger D. Joseph relinquished his corporate officer status effective October 31, 2006, due to his retirement effective January 31, 2007.

(7) Gregory W. Kleffner held the position of Vice President Finance and Controller until he was appointed Senior Vice President Finance and Controller on June 1, 2006.

                                      ALL OTHER COMPENSATION FOR FISCAL YEAR 2006

-------------------------------------------------------------------------------------------------------------------------
                                   FINANCIAL
                                    AND TAX              CO.
                                   PLANNING/  EXCESS    PAID     PERSONAL
                                    WELNESS    LIFE     LIFE      USE OF   MATCH-
                        AUTO-     ASSISTANCE  INSUR-   INSUR-    COMPANY    ING     BUSINESS  401K      DIV-
                        MOBILE      PROGRAM    ANCE     ANCE     AIRCRAFT   GIFT    CLUB FEE  MATCH    IDENDS     TOTAL
NAME                      ($)       ($)(1)    ($)(2)     ($)       ($)     ($)(3)    ($)(4)   ($)(5)   ($)(6)      ($)
-------------------------------------------------------------------------------------------------------------------------

Robert C. Skinner, Jr.  $20,000      $3,993   $1,041        $0      $0       $500    $4,185   $9,133   $1,024    $39,876
                             (7)
-------------------------------------------------------------------------------------------------------------------------

W. Lee Capps III        $16,790     $11,453   $3,099        $0      $0     $5,575   $12,082   $8,720   $1,024    $58,743
                             (8)
-------------------------------------------------------------------------------------------------------------------------

Stephen L. Ruzow        $14,400      $3,060   $4,752   $13,872      $0       $500        $0   $8,800   $1,024    $46,408
                             (7)
-------------------------------------------------------------------------------------------------------------------------

Thomas H. Pollihan      $14,400      $4,944       $0        $0      $0     $4,500        $0   $8,763     $352    $32,959
                             (7)                  (9)
-------------------------------------------------------------------------------------------------------------------------

Roger D. Joseph         $16,800      $3,995       $0        $0      $0         $0        $0   $7,754     $352    $28,901
                             (7)                  (9)
-------------------------------------------------------------------------------------------------------------------------

Gregory W. Kleffner     $12,000      $1,950     $628        $0      $0       $750        $0   $8,917       $0    $24,245
                             (7)
-------------------------------------------------------------------------------------------------------------------------

Donna B. Weaver              $0      $3,165     $542        $0      $0       $200        $0   $6,800     $224    $10,931
-------------------------------------------------------------------------------------------------------------------------

-------------------

(1) Financial and Tax Planning/Wellness Assistance Program reimbursements are shown in the actual year expensed, not the year in which it is paid to the Executive.

(2)   Imputed value of company paid life insurance in excess of $50,000.

(3) Kellwood matching gift contributions paid to colleges and universities for fiscal year 2006. The program has a $10,000 annual maximum per individual for matching gifts.

(4)   Membership dues for business club memberships.

(5)   Employer match on 401K contributions.

(6) Amounts of dividends paid on escrowed stock under the Corporate Development Incentive Plan. An award for fiscal year 2003 was made on March 4, 2004, but no awards were made in fiscal years 2004 or 2005. 25% of the shares held in escrow under the 2004 Award were released on each of the following dates: March 1, 2004, March 1, 2005, and March 1, 2006. The remaining 25% of unvested escrowed shares from the 2004 Award were released on March 1, 2007. Regular quarterly dividends were paid on the remaining unvested escrowed shares on March 21, 2006, June 23, 2006, September 22, 2006, and December 22, 2006. The remaining unvested escrowed shares are reported in the "Outstanding Equity Awards at Fiscal Year End" table.

(7)   Automobile allowance.

(8)   Imputed value of personal use of company provided automobile.

(9) Thomas H. Pollihan and Roger D. Joseph remain eligible for a discontinued program that offers a Death Benefit Agreement in lieu of the group life insurance generally made available to all salaried employees. The Agreement provides for a total taxable benefit of up to six times annual base and bonus with a maximum of $1,500,000. In the case of the death of the executive officer prior to retirement, the full benefit is paid to the estate. In the event of retirement at age 60 or later, an increasing amount up to one-third of the total benefits is paid at retirement and depending on age at retirement up to two-thirds of the total benefit is paid upon the executive officers' death.

                       GRANTS OF PLAN BASED AWARDS FOR FISCAL YEAR 2006

-----------------------------------------------------------------------------------------------
                        ESTIMATED POSSIBLE PAYOUTS UNDER              ESTIMATED POSSIBLE
                        NON-EQUITY INCENTIVE PLAN AWARDS             PAYOUTS UNDER EQUITY
                                                                     INCENTIVE PLAN AWARDS

                     -----------------------------------------  -------------------------------
                                                                 THRES-
             GRANT   THRESHOLD      TARGET        MAXIMUM         HOLD      TARGET    MAXIMUM
NAME         DATE       ($)          ($)            ($)           ($)        ($)        ($)
-----------------------------------------------------------------------------------------------
                                                                                      <C.
Robert C.            $250,000(1)  $1,000,000(1)  $1,500,000(1)
Skinner, Jr.         $250,000(2)  $1,000,000(2)  $2,000,000(2)
             _____                                              $150,000   $600,000   $900,000
                                                                        (3)        (3)        (3)

-----------------------------------------------------------------------------------------------
W. Lee               $117,188(1)    $468,750(1)    $703,125(1)
Capps III            $112,500(2)    $450,000(2)    $900,000(2)
             _____                                               $62,500   $250,000   $375,000
                                                                        (3)        (3)        (3)
-----------------------------------------------------------------------------------------------
Stephen L.           $121,875(1)    $487,500(1)    $731,250(1)
Ruzow                 $37,500(2)    $150,000(2)    $300,000(2)
             _____                                               $45,000   $180,000   $270,000
                                                                        (3)        (3)        (3)
-----------------------------------------------------------------------------------------------
Thomas H.             $41,750(1)    $167,000(1)    $250,500(1)
Pollihan              $50,000(2)    $200,000(2     $400,000(2)
             _____                                               $20,000    $80,000   $120,000
                                                                        (3)        (3)        (3)

-----------------------------------------------------------------------------------------------
Roger D.              $24,700(1)     $98,800(1)    $148,200(1)
Joseph                $18,750(2)     $75,000(2)    $150,000(2)
             _____                                               $15,000    $60,000    $90,000
                                                                        (3)        (3)        (3)
-----------------------------------------------------------------------------------------------
Gregory W.            $28,500(1)    $114,000(1)    $171,000(1)
Kleffner              $18,750(2)     $75,000(2)    $150,000(2)
             _____                                               $20,000    $80,000   $120,000
                                                                        (3)        (3)        (3)

-----------------------------------------------------------------------------------------------
Donna B.              $15,600(1)     $62,400(1)     $93,600(1)
Weaver                $18,750(2)     $75,000(2)    $150,000(2)
             _____                                               $10,000    $40,000    $60,000
                                                                        (3)        (3)        (3)

-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------
                      ALL OTHER
                        STOCK     ALL OTHER
                        AWARDS:    OPTION     EXERCISE      GRANT
                      NUMBER OF    AWARDS:    OR BASE     DATE FAIR
                      SHARES OF   NUMBER OF   PRICE OF    VALUE OF
                      STOCK OR    SECURITIES   OPTION     STOCK AND
             GRANT      UNITS     UNDERLYING   AWARDS      OPTION
NAME         DATE        (#)       OPTIONS     ($/SH)      AWARDS
-------------------------------------------------------------------
Robert C.
Skinner, Jr.
             _____      _____       _____       _____       _____


-------------------------------------------------------------------
W. Lee
Capps III
             _____      _____       _____       _____       _____


-------------------------------------------------------------------
Stephen L.
Ruzow
             _____      _____       _____       _____       _____


-------------------------------------------------------------------
Thomas H.
Pollihan
             _____      _____       _____       _____       _____


-------------------------------------------------------------------
Roger D.
Joseph
             _____      _____       _____       _____       _____


-------------------------------------------------------------------
Gregory W.
Kleffner
             _____      _____       _____       _____       _____


-------------------------------------------------------------------
Donna B.
Weaver
             _____      _____       _____       _____       _____


-------------------------------------------------------------------

  -------------------

(1) Represents the Threshold, Target and Maximum of the annual cash award for fiscal year 2006. The threshold represents 25 % of the target award and the maximum represents 150% of the target award. 50% of the award was based upon Company performance relative to its target and 50% based on their personal objective achievement.

(2) Represents the Threshold, Target and Maximum of the Long-Term Incentive Plan. The Long-Term Incentive Plan has a three-year performance period from 2006 to 2008, payable in 2009. The award will be based upon the improvement, during the performance period, of operating margins, working capital efficiency, and net sales growth as described in the Compensation Discussion and Analysis on page ____.

(3) Represents the Threshold, Target and Maximum of the Corporate Development Incentive Plan ("CDIP"). The CDIP target awards are expressed in dollar amounts but will be made in restricted shares of Kellwood common stock, based on their then fair market value, but dependent upon the achievement of performance criteria established at the beginning of the year. The performance measure for fiscal year 2006 was pretax earnings before stock option expense, restructuring and other nonrecurring charges, interest and other income and expenses.

                                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-ENDED FEBRUARY 3, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                          OPTION AWARDS                                              STOCK AWARDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            EQUITY        EQUITY
                                                                                                           INCENTIVE     INCENTIVE
                                                EQUITY                                                    PLAN AWARDS:  PLAN AWARDS:
                                              INCENTIVE                                                     NUMBER OF     MARKET OR
                                             PLAN AWARDS:                                        MARKET     UNEARNED    PAYOUT VALUE
                 NUMBER OF      NUMBER OF      NUMBER OF                            NUMBER OF   VALUE OF     SHARES,     OF UNEARNED
                 SECURITIES    SECURITIES     SECURITIES                            SHARES OR   SHARES OR   UNITS OR       SHARES,
                 UNDERLYING    UNDERLYING     UNDERLYING                             UNITS OF    UNITS OF     OTHER       UNITS OR
                 UNEXERCISED   UNEXERCISED    UNEXERCISED    OPTION                 STOCK THAT  STOCK THAT RIGHTS THAT  OTHER RIGHTS
                   OPTIONS       OPTIONS       UNEARNED     EXERCISE      OPTION     HAVE NOT    HAVE NOT   HAVE NOT      THAT HAVE
                 EXERCISABLE  UNEXERCISABLE   OPTIONS        PRICE     EXPIRATION    VESTED      VESTED     VESTED      NOT VESTED
NAME               (#) (1)       (#) (1)         (#)        ($) (2)       DATE      (#) (3)     ($) (4)       (#)           ($)

------------------------------------------------------------------------------------------------------------------------------------
Robert C.           7,000                                    $22.92       3/8/11
Skinner, Jr.       15,600         3,900(5)                   $25.50       3/8/12
                    7,800         5,200(6)      _____        $25.05       3/5/13                              _____         _____
                   28,000(7)                                 $42.37       3/4/14
                   20,834        41,666(8)                   $29.18      3/10/15
                                                                                      1,600      $51,984
------------------------------------------------------------------------------------------------------------------------------------
W. Lee              1,600                                    $25.31      5/29/07
Capps III           4,800                                    $23.68      5/27/09
                    6,000                                    $16.97       6/1/10
                   11,200                       _____        $22.92       3/8/11                              _____         _____
                   15,400         3,900(5)                   $25.50       3/8/12
                    7,800         5,200(6)                   $25.05       3/5/13
                   13,000 (7)                                $42.37       3/4/14
                    5,417        10,833(8)                   $29.18      3/10/15      1,600      $51,984
------------------------------------------------------------------------------------------------------------------------------------
Stephen L.         10,800         2,700(5)                   $25.50       3/8/12
Ruzow               7,800         5,200(4)                   $25.05       3/5/13
                   13,000(7)                    _____        $42.37       3/4/14
                    5,417        10,833(8)                   $29.18      3/10/15      1,600      $51,984      _____         _____
------------------------------------------------------------------------------------------------------------------------------------
Thomas H.           4,000                                    $25.31      5/29/07
Pollihan            7,000                                    $32.28      5/28/08
                    2,400                                    $16.97       6/1/10
                    3,300                       _____        $22.92       3/8/11                              _____         _____
                    7,200         1,800(5)                   $25.50       3/8/12
                    2,700         2,400(6)                   $25.05       3/5/13
                    6,000(7)                                 $42.37       3/4/14
                    3,751         7,499(8)                   $29.18      3/10/15        550      $17,870
------------------------------------------------------------------------------------------------------------------------------------
Roger D.            7,500                                    $32.28      5/28/08
Joseph              6,000                                    $23.68      5/27/09
                    2,400                                    $16.97       6/1/10
                    6,000                       _____        $22.92       3/8/11                              _____         _____
                    7,200         1,800(5)                   $25.50       3/8/12
                    3,600         2,400(6)                   $25.05       3/5/13
                    6,000(7)                                 $42.37       3/4/14
                    2,501         4,999(8)                   $29.18      3/10/15        550      $17,870
------------------------------------------------------------------------------------------------------------------------------------
Gregory W.          1,500         1,000(6)                   $25.05       3/5/13
Kleffner            6,000(7)                    _____        $42.37       3/4/14                              _____         _____
                    2,501         4,999(8)                   $29.18      3/10/15          0           $0
------------------------------------------------------------------------------------------------------------------------------------
Donna B.            1,000                                    $32.28      5/28/08
Weaver                500                                    $16.97       6/1/10
                    1,000                       _____        $22.92       3/8/11                              _____         _____
                    1,500           750(5)                   $25.50       3/8/12
                    2,400         2,400(6)                   $25.05       3/5/13
                    6,000(7)                                 $42.37       3/4/14
                    2,501         4,999(8)                   $29.18      3/10/15        350      $11,372
------------------------------------------------------------------------------------------------------------------------------------

                                      32


-----------------

(1)   Stock Options may include Non-Qualified Options and Incentive Stock
      Options.

(2) Option Exercise price based on the average of the high and low prices on the grant date.

(3) The Corporate Development Incentive Plan provides a restricted stock award contingent on the achievement of predetermined performance criteria based on Kellwood's fiscal year performance. Any shares awarded are placed in escrow and dividends are paid on the escrowed stock. Shares are released from escrow at the rate of 25% a year, with the first release on the date selected by the Compensation Committee in the year of the award (typically simultaneous with the grant) and the remaining 75% vesting in equal installments on the first business day in March for the next three years. The unvested stock held in escrow is from an award granted on March 4, 2004, for performance in fiscal year 2003. Equity incentive awards were not granted for fiscal years 2004 and 2005.

(4) The market value of the unvested stock held in escrow at fiscal year end, February 3, 2007, is calculated based upon the closing price of Kellwood Stock, $32.49, on February 2, 2007, as reported by the New York Stock Exchange Composite Transactions list.

(5) Stock Options vest at the rate of 20% per year after one year of the grant date, with vesting dates of March 8, 2003; March 8, 2004; March 8, 2005; March 8, 2006; and March 8, 2007.

(6) Stock Options vest at the rate of 20% per year after one year of the grant date, with vesting dates of March 5, 2004; March 5, 2005; March 5, 2006; March 5, 2007, and March 5, 2008.

(7) Kellwood Board of Directors approved an acceleration of the exercisibility of all unvested portions of stock options, with vesting dates of March 4, 2005, and March 10, 2005. These options had an exercise price greatly in excess of the then current stock price, and were not fully achieving the original objective of incentive compensation. The acceleration eliminated compensation expense that the Company would have otherwise recognized in 2006 under FASB Statement No. 123R.

(8) Stock Options vest at the rate of 33 1/3 percent per year after one year of the grant date, with vesting dates of March 10, 2006; March 10, 2007; and March 10, 2008.

                           OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2006

--------------------------------------------------------------------------------------------------------------

                                   OPTION AWARDS                                STOCK AWARDS

--------------------------------------------------------------------------------------------------------------
                          NUMBER OF
                            SHARES        VALUE REALIZED ON            NUMBER
                           ACQUIRED            EXERCISE          OF SHARES ACQUIRED       VALUE REALIZED ON
NAME                   ON EXERCISE (#)         ($) (1)            ON VESTING (#) (2)       VESTING ($) (3)

--------------------------------------------------------------------------------------------------------------

Robert C. Skinner, Jr.                 0                   $0                     1,600               $41,504

--------------------------------------------------------------------------------------------------------------

W. Lee Capps III                       0                   $0                     1,600               $41,504

--------------------------------------------------------------------------------------------------------------

Stephen L. Ruzow                       0                   $0                     1,600               $41,504

--------------------------------------------------------------------------------------------------------------

Thomas H. Pollihan                 4,480              $30,282                       550               $14,267

--------------------------------------------------------------------------------------------------------------

Roger D. Joseph                    9,000              $58,500                       550               $14,267

--------------------------------------------------------------------------------------------------------------

Gregory W. Kleffner                    0                   $0                         0                    $0

--------------------------------------------------------------------------------------------------------------

Donna B. Weaver                        0                   $0                       350                $9,079

--------------------------------------------------------------------------------------------------------------

   -------------------------

(1) Value realized is calculated based upon the difference between the exercise price of the options and the market value of the underlying security at exercise. The fair market value of the stock is calculated based upon the average of the high and low price of Kellwood stock as reported by the New York Stock Exchange Composite Transactions list on the exercise date.

(2) The Corporate Development Incentive Plan provides a restricted stock award contingent on the achievement of predetermined performance criteria based on Kellwood's fiscal year performance. Any shares awarded are placed in escrow and dividends are paid on the escrowed stock. Shares are released from escrow at the rate of 25 % a year, with the first release on the date selected by the Compensation Committee in the year of the award (typically simultaneous with the grant) and the remaining 75% vesting in equal installments on the first business day in March for the next three years.

(3) Value realized upon vesting of securities is calculated by multiplying the number of shares of stock by the market value of the underlying securities on the vesting date. The fair market value of the stock is calculated based upon average of the high and low price of Kellwood stock as reported by the New York Stock Exchange Composite Transactions list on the date the securities were released, March 1, 2006. The fair market value on March 1, 2006, was $25.94.

                           NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2006

--------------------------------------------------------------------------------------------------------------

                                                             AGGREGATE        AGGREGATE
                             EXECUTIVE       REGISTRANT     EARNINGS IN      WITHDRAWALS/        AGGREGATED
                           CONTRIBUTIONS   CONTRIBUTIONS      LAST FY        DISTRIBUTIONS     BALANCE AT LAST
NAME                       IN LAST FY ($)  IN LAST FY ($)     ($)(2)              ($)            FYE ($)(3)

--------------------------------------------------------------------------------------------------------------

Robert C. Skinner, Jr. (1)              $0             $0           $0                   $0                $0

--------------------------------------------------------------------------------------------------------------

Stephen L. Ruzow (1)                    $0             $0           $0                   $0                $0

--------------------------------------------------------------------------------------------------------------

W. Lee Capps III                  $180,594             $0      $68,916(4)                $0          $945,952

--------------------------------------------------------------------------------------------------------------

Thomas H. Pollihan                 $63,000             $0      $35,024(5)                $0          $475,273

--------------------------------------------------------------------------------------------------------------

Roger D. Joseph                    $82,500             $0      $93,606(7)                $0        $1,238,162

--------------------------------------------------------------------------------------------------------------

Gregory W. Kleffner                $23,088             $0       $6,194(6)                $0           $83,108

--------------------------------------------------------------------------------------------------------------

Donna B. Weaver (1)                     $0             $0           $0                   $0                $0

--------------------------------------------------------------------------------------------------------------

-------------------------

(1)  Officers not participating in the deferred compensation plan.

(2) Total Interest paid on the rolling aggregate balance of Plan I (ended December 31, 2004) and Plan II (effective January 1, 2005).

(3) Aggregated balance is the combination of Plan I (ended December 31, 2004) and Plan II (effective January 1, 2005) year-end balances.

(4) Includes the above-market interest on deferred compensation: $21,177. This amount is also reported in the Summary Compensation Table.

(5) Includes the above-market interest on deferred compensation: $10,759. This amount is also reported in the Summary Compensation Table.

(6) Includes the above-market interest on deferred compensation: $1,902. This amount is also reported in the Summary Compensation Table.

(7) Includes the above-market interest on deferred compensation: $28,735. This amount is also reported in the Summary Compensation Table.

        POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL TABLE
                             FOR FISCAL YEAR 2006

The following tables show potential payments to which the Named Executive Officers would be entitled upon termination of employment. Except for certain terminations following a change in control and Mr. Skinner's employment agreement, there are no other agreements, arrangements or plans that entitle executive officers to enhance payments or benefits upon termination of employment. The payments upon termination assume a triggering event occurring on the fiscal year ending February 3, 2007.

-----------------------------------------------------------------------------------------------------------------------------
                                             INVOLUNTARY      INVOLUNTARY
    PAYMENTS                                 TERMINATION      TERMINATION
      UPON        VOLUNTARY                    NOT FOR            FOR                                          CHANGE IN
  TERMINATION    TERMINATION  RETIREMENT        CAUSE            CAUSE         DEATH        DISABILITY         CONTROL (6)(7)
-----------------------------------------------------------------------------------------------------------------------------
ROBERT C. SKINNER, JR.
-----------------------------------------------------------------------------------------------------------------------------
Cash/Severance            $0          $0      $1,500,000(1)         $0      $1,000,000(2)           $0        $2,000,000
Payment
-----------------------------------------------------------------------------------------------------------------------------
Continuation of           $0          $0              $0            $0              $0              $0           $42,161
Benefits
-----------------------------------------------------------------------------------------------------------------------------
Cash Bonus                $0          $0        $250,000(1)(4)      $0        $250,000(2)(4)  $250,000(3)(4)    $353,750
Plan
-----------------------------------------------------------------------------------------------------------------------------
Corporate                 $0          $0        $401,184(1)(5)      $0        $401,184(2)(5)  $401,184(3)(5)          $0
Development
Incentive Plan
-----------------------------------------------------------------------------------------------------------------------------
Long-Term                 $0          $0        $405,000(1)         $0        $405,000(2)     $405,000(3)             $0
Incentive Plan
-----------------------------------------------------------------------------------------------------------------------------
Stock Options             $0          $0         $78,008(1)(8)      $0         $78,008(2)(8)   $78,008(3)(8)          $0
-----------------------------------------------------------------------------------------------------------------------------
Other                     $0          $0              $0            $0              $0              $0        $3,574,123(9)
-----------------------------------------------------------------------------------------------------------------------------
Tax Gross-up              $0          $0              $0            $0              $0              $0        $3,106,492(10)
-----------------------------------------------------------------------------------------------------------------------------

TOTAL                     $0          $0      $2,634,192            $0      $2,134,192      $1,134,192        $9,076,526
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                             INVOLUNTARY      INVOLUNTARY
    PAYMENTS                                 TERMINATION      TERMINATION
      UPON        VOLUNTARY                    NOT FOR            FOR                                          CHANGE IN
  TERMINATION    TERMINATION  RETIREMENT        CAUSE            CAUSE         DEATH        DISABILITY         CONTROL (6)(7)
-----------------------------------------------------------------------------------------------------------------------------
W. LEE CAPPS III
-----------------------------------------------------------------------------------------------------------------------------
Cash/Severance            $0          $0              $0            $0              $0              $0        $1,250,000
Payment
-----------------------------------------------------------------------------------------------------------------------------
Continuation of
Benefits                  $0          $0              $0            $0              $0              $0           $34,640
-----------------------------------------------------------------------------------------------------------------------------
Cash Bonus
Plan                      $0          $0              $0            $0              $0              $0          $233,959
-----------------------------------------------------------------------------------------------------------------------------
Corporate                 $0    $197,484(5)           $0            $0        $197,484(5)     $197,484(5)             $0
Development
Incentive Plan
-----------------------------------------------------------------------------------------------------------------------------
Long-Term
Incentive Plan            $0    $142,250              $0            $0        $142,250        $142,250                $0
-----------------------------------------------------------------------------------------------------------------------------
Stock Options             $0          $0              $0            $0              $0              $0                $0
-----------------------------------------------------------------------------------------------------------------------------
Other                     $0          $0              $0            $0              $0              $0        $1,743,015(9)
------------------------------------------------------------------------------------------------------------------------
Tax Gross-up              $0          $0              $0            $0              $0              $0        $1,405,053(10)
-----------------------------------------------------------------------------------------------------------------------------

TOTAL                     $0    $339,734              $0            $0        $339,734        $339,734        $4,666,667
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                             INVOLUNTARY      INVOLUNTARY
    PAYMENTS                                 TERMINATION      TERMINATION
      UPON        VOLUNTARY                    NOT FOR            FOR                                          CHANGE IN
  TERMINATION    TERMINATION  RETIREMENT        CAUSE            CAUSE         DEATH        DISABILITY         CONTROL (6)(7)
-----------------------------------------------------------------------------------------------------------------------------
THOMAS H. POLLIHAN
-----------------------------------------------------------------------------------------------------------------------------
Cash/Severance            $0          $0              $0            $0              $0              $0          $668,000
Payment
-----------------------------------------------------------------------------------------------------------------------------
Continuation of           $0          $0              $0            $0              $0              $0           $26,258
Benefits
-----------------------------------------------------------------------------------------------------------------------------
Cash Bonus                $0          $0              $0            $0              $0              $0          $102,833
Plan
-----------------------------------------------------------------------------------------------------------------------------
Corporate                 $0     $64,430(5)           $0            $0         $64,430(5)      $64,430(5)             $0
Development
Incentive Plan
-----------------------------------------------------------------------------------------------------------------------------
Long-Term
Incentive Plan            $0     $81,000              $0            $0         $81,000         $81,000                $0
-----------------------------------------------------------------------------------------------------------------------------
Stock Options             $0          $0              $0            $0              $0              $0                $0
-----------------------------------------------------------------------------------------------------------------------------
Other                     $0          $0              $0            $0              $0              $0          $837,064(9)
-----------------------------------------------------------------------------------------------------------------------------
Tax Gross-up              $0          $0              $0            $0              $0              $0          $651,728(10)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                     $0    $145,430              $0            $0        $145,430        $145,430        $2,285,883
-----------------------------------------------------------------------------------------------------------------------------

                                      36


-----------------------------------------------------------------------------------------------------------------------------
                                             INVOLUNTARY      INVOLUNTARY
    PAYMENTS                                 TERMINATION      TERMINATION
      UPON        VOLUNTARY                    NOT FOR            FOR                                          CHANGE IN
  TERMINATION    TERMINATION  RETIREMENT        CAUSE            CAUSE         DEATH        DISABILITY         CONTROL (6)(7)
-----------------------------------------------------------------------------------------------------------------------------
GREGORY W. KLEFFNER
-----------------------------------------------------------------------------------------------------------------------------
Cash/Severance            $0          $0              $0            $0              $0              $0          $570,000
Payment
-----------------------------------------------------------------------------------------------------------------------------
Continuation of           $0          $0              $0            $0              $0              $0           $37,131
Benefits
-----------------------------------------------------------------------------------------------------------------------------
Cash Bonus                $0          $0              $0            $0              $0              $0           $52,667
Plan
-----------------------------------------------------------------------------------------------------------------------------
Corporate                 $0          $0              $0            $0         $46,560(5)      $46,560(5)             $0
Development
Incentive Plan
-----------------------------------------------------------------------------------------------------------------------------
Long-Term                 $0          $0              $0            $0         $30,375         $30,375                $0
Incentive Plan
-----------------------------------------------------------------------------------------------------------------------------
Stock Options             $0          $0              $0            $0              $0              $0                $0
-----------------------------------------------------------------------------------------------------------------------------
Other                     $0          $0              $0            $0              $0              $0          $439,545(9)
-----------------------------------------------------------------------------------------------------------------------------
Tax Gross-up              $0          $0              $0            $0              $0              $0          $466,919(10)
-----------------------------------------------------------------------------------------------------------------------------

TOTAL                     $0          $0              $0            $0         $76,935         $76,935        $1,566,261
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                             INVOLUNTARY      INVOLUNTARY
    PAYMENTS                                 TERMINATION      TERMINATION
      UPON        VOLUNTARY                    NOT FOR            FOR                                          CHANGE IN
  TERMINATION    TERMINATION  RETIREMENT        CAUSE            CAUSE         DEATH        DISABILITY         CONTROL (6)(7)
-----------------------------------------------------------------------------------------------------------------------------
DONNA B. WEAVER
-----------------------------------------------------------------------------------------------------------------------------
Cash/Severance            $0          $0              $0            $0              $0              $0          $312,000
Payment
-----------------------------------------------------------------------------------------------------------------------------
Continuation of           $0          $0              $0            $0              $0              $0           $29,430
Benefits
-----------------------------------------------------------------------------------------------------------------------------
Cash Bonus                $0          $0              $0            $0              $0             $00           $36,667
Plan
-----------------------------------------------------------------------------------------------------------------------------
Corporate                 $0     $34,652(5)           $0            $0         $34,652(5)      $34,652(5)             $0
Development
Incentive Plan
-----------------------------------------------------------------------------------------------------------------------------
Long-Term
Incentive Plan            $0     $30,375              $0            $0         $30,375         $30,375                $0
-----------------------------------------------------------------------------------------------------------------------------
Stock Options             $0          $0              $0            $0              $0              $0                $0
-----------------------------------------------------------------------------------------------------------------------------
Other                     $0          $0              $0            $0              $0              $0          $610,252(9)
-----------------------------------------------------------------------------------------------------------------------------
Tax Gross-up              $0          $0              $0            $0              $0              $0          $441,476(10)
-----------------------------------------------------------------------------------------------------------------------------

TOTAL                     $0     $65,027              $0            $0         $65,027         $65,027        $1,429,824
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                             INVOLUNTARY      INVOLUNTARY
    PAYMENTS                                 TERMINATION      TERMINATION
      UPON        VOLUNTARY                    NOT FOR            FOR                                          CHANGE IN
  TERMINATION    TERMINATION  RETIREMENT        CAUSE            CAUSE         DEATH        DISABILITY         CONTROL (6)(7)
-----------------------------------------------------------------------------------------------------------------------------
STEPHEN L. RUZOW
-----------------------------------------------------------------------------------------------------------------------------
Cash/Severance            $0          $0              $0            $0              $0              $0        $1,300,000
Payment
-----------------------------------------------------------------------------------------------------------------------------
Continuation of
Benefits                  $0          $0              $0            $0              $0              $0           $34,820
-----------------------------------------------------------------------------------------------------------------------------
Cash Bonus
Plan                      $0          $0              $0            $0              $0              $0          $272,500
-----------------------------------------------------------------------------------------------------------------------------
Corporate
Development
Incentive Plan            $0          $0              $0            $0        $156,744(5)     $156,744(5)             $0
-----------------------------------------------------------------------------------------------------------------------------
Long-Term
Incentive Plan            $0          $0              $0            $0        $100,750        $100,750                $0
-----------------------------------------------------------------------------------------------------------------------------
Stock Options             $0          $0              $0            $0              $0              $0                $0
-----------------------------------------------------------------------------------------------------------------------------
Other                     $0          $0              $0            $0              $0              $0        $1,675,600(9)
-----------------------------------------------------------------------------------------------------------------------------
Tax Gross-up              $0          $0              $0            $0              $0              $0        $1,506,529(10)
-----------------------------------------------------------------------------------------------------------------------------

TOTAL                     $0          $0              $0            $0        $257,494        $257,494        $4,789,449
-----------------------------------------------------------------------------------------------------------------------------

                                      37


(1) See "Employment Agreement for President and Chief Executive Officer" on page 26.

(2) Under Mr. Skinner's employment agreement, in the event he dies during his employment period his estate will receive: 1) base salary for one year,
     2) a prorated portion of the then current year's cash bonus and the Long Term Incentive Plan bonus targets, 3) an acceleration and lapse of all restrictions on the exercisability of all outstanding stock options previously granted, 4) an acceleration and lapse of all restrictions on all stock awarded and in escrow under the Corporate Development Incentive Plan, and 5) a prorated portion of the then current year's dollar amount opportunity in the Corporate Development Incentive Plan.

(3) Under Mr. Skinner's employment agreement, in the event he becomes disabled for six months his employment may be terminated by the Board and he will receive: 1) A prorated portion of the then current year's cash bonus and the Long Term Incentive Plan bonus targets, 2) an acceleration and lapse of all restrictions on the exercisability of all outstanding stock options previously granted, 3) an acceleration and lapse of all restrictions on all stock awarded and in escrow under the Corporate Development Incentive Plan, and 4) a prorated portion of the then current year's dollar amount opportunity in the Corporate Development Incentive Plan.

(4) Bonus amount is referenced in the "Summary Compensation Table for Fiscal Year 2006" on page 28.

(5) The Corporate Development Incentive Plan amounts are referenced in the "Summary Compensation Table for Fiscal Year 2006" on page 28 and in the "Outstanding Equity Awards at Fiscal Year Ended February 3, 2007" table on page 32.

(6) See "Change-in-Control Benefits" beginning on page 36. Does not include deferred compensation balance in the "Non-Qualified Deferred Compensation for Fiscal Year 2006" table on page 35. Under the deferred compensation plans, a participant's entire account balance shall be paid in a lump sum within 30 days after a change in control.

(7) Assumes an effective date of a change-in-control of February 3, 2007, and the highest share price during the fiscal year, $34.56. In the event the Named Executive Officer is terminated within three years following a change-in-control for any reason other than 1) by the Company for any reason other than cause, 2) the executive's death, 3) the executive becoming disabled for more than six months, or 4) the executive voluntarily terminates without "good reason", he/she shall be eligible for the benefits in this column and in addition, will be eligible for any accrued benefits that have been earned through the date of termination.

(8)  Represents the value of stock option acceleration.

(9) Amounts represent: Present value of the fiscal year 2006 Cash Bonus and Long-Term Incentive payment for fiscal year 2006, two times the product of multiplying the average over the previous three years of the total stock options and stock grants awarded times the highest NYSE closing price; and a lump sum payment of the last cash bonus paid, value of the Corporate Development Incentive Plan restricted shares released from escrow, and the value of stock option acceleration.

(10) Gross-up amount does not include itemized deduction phase out and does not consider the potential benefit of the federal deductibility of increased state income taxes.

                             DIRECTOR COMPENSATION

Directors who are Kellwood employees receive no payment for their services as a Director.

NON-EMPLOYEE DIRECTORS' COMPENSATION PROGRAM

The Non-Employee Directors' Compensation Program (the "Program") was revised effective May 1, 2005, upon shareowner approval of the 2005 Stock Plan for Non-Employee Directors (the "Stock Plan"). The Board of Directors adopted both the Program and the Stock Plan on the advice and recommendation of the Compensation Committee.

The Program increased equity compensation and decreased cash compensation in order to better align Director interests with those of the shareowners. Directors who are not Kellwood employees are paid an annual cash retainer of $35,000, plus $1,500 for each Board Meeting attended. Each regularly scheduled Board Meeting consists of two meeting sessions held over two days. Prior to August 30, 2006, the Directors received $1,000 for attendance on the first day of the Board Meeting and $1,500 for attendance on the second day of the Board Meeting. Compensation for the first day of the Board Meetings was increased on August 30, 2006, from $1,000 to $1,500 to be aligned with the existing Board Meeting attendance fee. Committee chairs are paid an additional annual cash retainer ($10,000 for the Audit Committee; $7,500 for each of the Corporate Governance and Compensation Committees). Further, committee chairs are paid $1,000 for each committee meeting attended and other committee members receive $1,000 per committee meeting attended in person and $750 if attended by telephone. Directors are reimbursed for expenses incurred in attending meetings.

Non-Employee Directors also receive an annual grant of Kellwood common stock with a fair market value of $45,000 on the date of grant, plus an additional grant of Kellwood common stock with a fair market value of $10,000 for each committee, other than the Executive Committee, of which the Director is a member. These grants are made on the first business day after the Annual Meeting of Shareowners and the number of shares granted is determined by the fair market value of the share price on the date of grant.

During fiscal year 2006, the range of total compensation paid to the seven Non-Employee Directors who served the full year was $115,618 to $153,910. Please see the "Director Compensation Table for Fiscal Year 2006" on page 40. This includes the annual cash retainer and cash payments for committee chairs and meeting fees, plus the annual grants of Kellwood common stock for the annual stock retainer and committee service, with the common stock valued as of fair market value on the date of grant.

Director Stock Ownership Policy

        Kellwood's Corporate Governance Committee recommended and the Board of Directors adopted in 2001 and updated in 2005 a stock ownership policy for Directors. This is to underscore the importance of better aligning the interests of the Directors with those of Kellwood's shareowners. Ownership targets are tied to the amount of the annual retainers paid to Non-Employee Directors. Each new Director is expected to own at least the number of Kellwood shares equivalent in value to one times the sum of the annual cash retainer plus the annual stock retainer within one year of joining the Board and at least the number of shares equivalent in value to three times the sum of the annual cash retainer plus the annual stock retainer within four years of joining the Board. Directors serving when the policy was updated were required to meet these ownership requirements by August 1, 2007 or 2008, depending upon their tenure on the Board. The shares must be actually owned and not just subject to an option to purchase. Deferred stock units are valued as one share of stock. Stock acquired as a grant or from the actual exercise of stock options will be included.

Additional Director Benefits

Each Non-Employee Director is allowed to participate in the Deferred Compensation Plans for Non-Employee Directors. These Plans allow Non-Employee Directors to voluntarily defer all or a percentage of their Director cash fees until January 31 of the year following their separation from Kellwood. Kellwood credits the deferred amount to a separate bookkeeping account (the "Account") maintained in the name of the Director. The Account is increased periodically to reflect interest at prime as of the preceding December 1, plus 1 percent. The rate in calendar year 2006 was 8%. The rate in calendar year 2007 is 9.25%.

Directors may also elect to defer their annual stock retainer and annual committee retainer and receive deferred stock units under the 2005 Stock Plan for Non-Employee Directors. A deferred stock unit represents an obligation of Kellwood to issue a share of Kellwood common stock to a Director upon the Director's cessation of service as a Director for whatever reason, including disability or death. Deferred stock units are credited with any dividend payable from time to time on a number of shares equal to the number of deferred stock units, and the credited dividend will be treated as reinvested in additional deferred stock units. In June 2006, each Non-Employee Director who was awarded stock elected to defer and receive deferred stock units instead.

Each Director is allowed to participate in the Kellwood Foundation Matching Gift Program for gifts to colleges and universities. The program has a $10,000 annual maximum for each Director. In addition, each Non-Employee Director is included as an insured, pursuant to the travel accident insurance carried by the Company, which covers the Director from the time of departing for attendance at any meeting until his or her return after the meeting.

               DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR 2006

The table below summarizes the compensation paid by the Company to non-employee Directors the fiscal year ended February 3, 2007.

--------------------------------------------------------------------------------------------------------------
                                                          NON-EQUITY
                                                           INCENTIVE     NONQUALIFIED
                         FEES EARNED   STOCK     OPTION      PLAN          DEFERRED     ALL OTHER
                         OR PAID IN    AWARDS    AWARDS     COMPEN-      COMPENSATION  COMPENSATION    TOTAL
NAME                     CASH ($)(1)   ($)(2)      ($)      SATION ($)     EARNINGS       ($)(3)        ($)
--------------------------------------------------------------------------------------------------------------

Robert J. Baer            $59,000      $67,660       $0          $0             $0         $500       $127,160

--------------------------------------------------------------------------------------------------------------

Marty Bloom  (4)          $41,515      $16,671       $0          $0             $0         $250        $58,436

--------------------------------------------------------------------------------------------------------------

Ben B. Blount, Jr.        $64,500      $49,714       $0          $0           $904         $500       $115,618

--------------------------------------------------------------------------------------------------------------

Kitty G. Dickerson        $67,750      $67,660       $0          $0         $1,456         $450       $137,316

--------------------------------------------------------------------------------------------------------------

Jerry M. Hunter           $66,250      $57,251       $0          $0        $13,180       $5,000       $141,681

--------------------------------------------------------------------------------------------------------------

Larry R. Katzen           $84,750      $67,660       $0          $0             $0       $1,500       $153,910

--------------------------------------------------------------------------------------------------------------

Philip B. Miller (5)      $10,250           $0       $0          $0             $0           $0        $10,250

--------------------------------------------------------------------------------------------------------------

Janice E. Page            $77,250      $67,660       $0          $0             $0       $5,250       $150,160

--------------------------------------------------------------------------------------------------------------

Harvey A. Weinberg        $64,250      $64,899       $0          $0             $0           $0       $129,149

--------------------------------------------------------------------------------------------------------------

                                      40


  -------------------------

(1) Robert C. Skinner, Jr., the Company's Chairman, President and Chief Executive Officer is not included in this table as he is employee of the Company and thus does not receive compensation for his services as a Director. The compensation received by Mr. Skinner as an employee of the Company is shown in the "Summary Compensation Table for Fiscal Year 2006" on page 28.

(2) Reflects the dollar amount recognized for financial statement purposes for the fiscal year ended February 3, 2007, in accordance with FAS 123(R). As of February 3, 2007, each Director has the following aggregate number of deferred stock units accumulated in their deferral accounts for their services as a Director, including additional share units credited as a result of reinvestment of dividend equivalents: Robert J. Baer:
     4,715 deferred stock units; Kitty G. Dickerson: 4,715 deferred stock units; Jerry M. Hunter: 3, 990 deferred stock units; Larry R. Katzen:
     4,715 deferred stock units; Philip B. Miller: 0 deferred stock units; Janice E. Page: 4, 715 deferred stock units; Harvey A. Weinberg: 4,312 deferred stock Units; and Ben B. Blount, Jr. 2,030 deferred stock units. Philip B. Miller did not join the board until September 1, 2006, and therefore did not receive an annual grant of Kellwood common stock for fiscal year 2006.

(3) Amounts shown are for matching gifts made by the Company pursuant to the Kellwood Foundation Matching Gift Program for gifts to colleges and Universities.

(4)  Martin Bloom retired as a director of Kellwood Company effective June 1,
     2006.

(5) Philip B. Miller was appointed a director of Kellwood Company effective September 1, 2006.

                              SECURITY OWNERSHIP

Security Ownership of Directors and Executive Officers

        Under SEC regulations, persons who have power to vote or to dispose of shares of Kellwood common stock, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table shows, as of February 3, 2007, the beneficial ownership of each present Director and Named Executive Officer as a group, of shares of Kellwood's common stock. This information has been furnished to us by the individuals named. No present Director or Named Executive Officer owns more than 1% of Kellwood's common stock. All Named Executive Officers and Directors as a group beneficially own approximately 1.9% of Kellwood's common stock. The address of each Director, Director nominee and executive officer listed below is Kellwood Company, 600 Kellwood Parkway, Chesterfield, Missouri 63017.

-----------------------------------------------------------------------------------------------------------------

                                                                        OPTIONS CURRENTLY
                                  COMMON STOCK       DEFERRED STOCK      EXERCISABLE OR       NUMBER OF SHARES
NAME                                  (1)              UNITS (2)         WITHIN 60 DAYS      BENEFICIALLY OWNED

-----------------------------------------------------------------------------------------------------------------
Robert J. Baer                              1,100                4,715                   0                 5,815
-----------------------------------------------------------------------------------------------------------------
Ben B. Blount, Jr.                              0                2,030                   0                 2,030
-----------------------------------------------------------------------------------------------------------------
W. Lee Capps III                           18,034                _____              77,134                95,168
-----------------------------------------------------------------------------------------------------------------
Kitty G. Dickerson                          3,528                4,715              10,000                18,243
-----------------------------------------------------------------------------------------------------------------
Jerry M. Hunter                             2,700                3,990              10,750                17,440
-----------------------------------------------------------------------------------------------------------------
Larry R. Katzen                             2,200                4,715               4,000                10,915
-----------------------------------------------------------------------------------------------------------------
Gregory W. Kleffner (3)                     2,000                _____              13,001                15,001
-----------------------------------------------------------------------------------------------------------------
Roger D. Joseph                             1,260                _____              51,201                52,461
-----------------------------------------------------------------------------------------------------------------
Philip B. Miller                            4,000                _____                   0                 4,000
-----------------------------------------------------------------------------------------------------------------
Janice E. Page (4)                          2,500                4,715               7,000                14,215
-----------------------------------------------------------------------------------------------------------------
Thomas H. Pollihan                          9,060                _____              43,101                52,161
-----------------------------------------------------------------------------------------------------------------
Stephen L. Ruzow                           11,634                _____              47,734                59,368
-----------------------------------------------------------------------------------------------------------------
Robert C. Skinner, Jr.                      9,086                _____             106,568               115,654
-----------------------------------------------------------------------------------------------------------------
Donna B. Weaver                               680                _____              19,351                20,031
-----------------------------------------------------------------------------------------------------------------
Harvey A. Weinberg                          2,000                4,312                   0                 6,312
-----------------------------------------------------------------------------------------------------------------
All Directors and executive                69,782               29,192             389,840               488,814
officers as a group
-----------------------------------------------------------------------------------------------------------------

--------------------------

(1) Indicates the direct or indirect beneficial ownership of Kellwood common stock of each named individual or members of the group, as applicable.

(2) Indicates the nonvoting share units credited to the account of the named individual or members of the group, as applicable, under the 2005 Stock Plan for Non-Employee Directors, as described on page 39 of this proxy statement.

(3) Mr. Kleffner is the indirect owner of 2,000 shares of Kellwood common stock owned by his spouse.

(4) Mrs. Page is the indirect owner of 2,100 shares of Kellwood common stock owned by her spouse and minor child.

Security Ownership of Certain Beneficial Holders

The table listed below contains information concerning each shareowner that is known by the Company to be the beneficial owner of more than 5 percent of Kellwood's common stock. To the best of our knowledge, no other persons are beneficial owners of 5 percent or more of Kellwood shares. The information provided below is based solely upon information contained in Schedule 13G filings by the shareowners specified below.

                                                 NUMBER OF SHARES
   NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIALLY OWNED        PERCENT OF CLASS
------------------------------------------   ------------------------   --------------------
Goldman Sachs Asset Management, L.P.                 3,022,473                 12.00%
32 Old Slip
New York, NY 10005

Dimensional Fund Advisors LP                         2,236,358                  8.89%
1299 Ocean Ave., 11th Floor
Santa Monica, CA 90401

Snow Capital Management, L.P.                        1,968,410                  7.62%
2100 Georgetowne Drive, Suite 400
Sewickley, PA 15143

Franklin Resources, Inc.                             1,777,320                  7.10%
One Franklin Parkway
San Mateo, CA  94403

Artisan Partners Limited Partnership                 1,677,084                  6.70%
875 East Wisconsin Ave., Suite 800
Milwaukee, WI 53202

NFJ Investment Group L.P.                            1,513,600                  6.02%
2100 Ross Avenue, Suite 1840
Dallas, TX 75201

Renaissance Technologies Corp.                       1,394,400                  5.54%
800 Third Avenue, 33rd Floor
New York, NY 10022

Barclays Global Investors NA / CA /                  1,321,321                  5.24%
45 Fremont Street, 17th Floor
San Francisco, CA 94105

LSV Asset Management                                 1,306,851                  5.19%
1 N. Wacker Drive, Suite 4000
Chicago, IL 60606


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Kellwood's executive officers, Directors and greater than 10 percent shareowners to file reports of ownership and changes in ownership of Kellwood securities with the Securities and Exchange Commission ("SEC"). To our knowledge, based solely upon a review of copies of forms submitted to Kellwood, we believe that all filing requirements were met during fiscal year 2006, except that Roger Joseph did not file a Form 4 reporting the acquisition of common stock by will or the laws of descent and distribution. Mr. Joseph filed a late Form 5 reporting the acquisition of said common stock.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Jerry M. Hunter, a Director of Kellwood, is a partner in the nationally known St. Louis law firm of Bryan Cave LLP. The services of other members of the law firm have been retained during the last fiscal year and during the current fiscal year. Fees paid by Kellwood to Bryan Cave in fiscal year 2006 were $86,723, which is significantly less than 1% of the law firm's 2005 gross revenues.

Kellwood recognizes that certain relationships and transactions can create potential or actual conflicts of interest. Directors and executive officers are encouraged to avoid any actual or perceived conflicts of interest. Accordingly, Kellwood has developed a number of written policies that require Directors, executive officers and employees to report actual and potential conflicts of interest. Relationships and transactions covered by the conflicts of interest policies include those involving any Director, executive officer, employee or their immediate family members or entities in which they may have an interest.

Executive officers annually certify in writing that they have no actual or potential conflicts of interests and they are required to promptly update the Company's general counsel of any change in their certification throughout the year. If an actual or potential conflict were reported to the general counsel, such conflict would be immediately reported to the Chair of the Audit Committee. Directors are required to report to the Chair of the Audit Committee any potential conflict, prior to entering into or immediately upon becoming aware of any relationship or transaction that is an actual conflict of interest or that in the Director's judgment should be disclosed. Directors and executive officers also complete an annual written questionnaire which includes questions on their relationships, including those of their immediate family members.

The Audit Committee shall investigate any relationship or transaction reported to it and report its finding to the full Board, which shall determine if a conflict does or would indeed exist and whether the transaction or relationship is permissible or not permissible. In determining the propriety of such transactions all underlying facts shall be considered, including but not limited to: (a) how it will affect the current independence determination of the Director in question, (b) the significance or materiality of the relationship and transactions involved both to Kellwood and to the Director or executive officer, (c) the nature and scope of the related transactions, (d) whether the other entity involved is a non-profit organization, (e) whether the relationship or transactions was, or will be, entered into on arms-length and competitive terms, (f) the extent of the benefit Kellwood is receiving from the relationship and transactions, and (g) the extent to which the Director or executive officer is directly involved in providing or benefiting from the transactions. Additionally, Directors involved in such a relationship or transaction shall recuse themselves from any Board decisions related to, or involving the relationship or related transactions.

-------------------------------------------------------------------------------
             YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREOWNERS
   VOTE "FOR" RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

                   PROPOSAL 2 - RATIFICATION OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

In accordance with its charter, the Audit Committee has selected PricewaterhouseCoopers LLP, independent registered public accounting firm, to perform the audit of the Company's consolidated financial statements and internal controls over financial reporting for fiscal year 2007. PricewaterhouseCoopers LLP served as the Company's independent registered public accounting firm for fiscal year 2006. The Audit Committee is asking the shareowners to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending February 2, 2008.

Although the Company's governing documents do not require the submission of the selection of independent auditors to the shareowners for approval, the Board of Directors considers it desirable that the appointment be ratified by the shareowners. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event shareowners fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's and the shareowners' best interests.

The Audit Committee has approved in advance all services provided by PricewaterhouseCoopers LLP. A member of PricewaterhouseCoopers LLP will be present at the meeting with the opportunity to make a statement and respond to appropriate questions from shareowners.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The aggregate fees billed by PricewaterhouseCoopers LLP for audit services rendered for the fiscal years ended February 3, 2007, and January 28, 2006, including services in connection with the review of quarterly financial statements during the fiscal year, were $1,558,397 and $1,734,292 respectively.

All fees billed by PricewaterhouseCoopers LLP for all services rendered during fiscal years 2006 and 2005 are summarized in the table below:

                           Fiscal Year 2006          Fiscal Year 2005
Audit fees                       $1,558,397                $1,734,292
Audit-related fees                        0                         0
Tax fees                            158,600                   193,732
All other fees                       11,600                    15,400
                           -----------------         -----------------
Total fees                       $1,728,597                $1,943,424
                           =================         =================

Audit fees billed by PricewaterhouseCoopers LLP in 2006 relate to their audit of the consolidated financial statements of Kellwood included in Kellwood's 2006 Annual Report to Shareowners, audit of Kellwood's internal control over financial reporting and management's assessment of the effectiveness of such controls, and quarterly reviews of Kellwood's consolidated financial statements along with foreign statutory audits and services provided in connection with the filing of registration statements.

Tax fees in 2006 related to such services as tax advice and consultations relating to the financial statement restatement that occurred in 2005, and the advance pricing agreements in the Far East, as well as general tax services in the Far East and Canada.

The Audit Committee has a policy related to the review and approval of services provided by the independent registered public accounting firm. This policy requires the Audit Committee, on an annual basis, to consider and pre-approve certain type of audit, audit-related and tax services to be provided by the independent registered public accounting firm. During the pre-approval process, the Audit Committee shall set forth maximum fee levels for the pre-approved services. Any pre-approved services exceeding the maximum pre-approved fee levels must receive specific additional approval from the Audit Committee. For services other than audit, audit-related, and tax, firms other than our independent registered public accounting firm will be used except when PricewaterhouseCoopers LLP has unique skills for the required service, and only then if the service is separately and specifically pre-approved by the Audit Committee.

During fiscal 2006 the Audit Committee reviewed and approved all services provided by the independent registered public accounting firm. Additionally, the Audit Committee considered and concluded that all of the non-audit services provided by the independent registered public accounting firm were compatible with maintaining the auditor's independence.

The Audit Committee retained PricewaterhouseCoopers LLP to serve as Kellwood's independent registered public accounting firm for fiscal 2007 and the Board ratified this action at its meeting on March 14, 2007.

Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire, and will be available to respond to appropriate questions.

-------------------------------------------------------------------------------
              YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREOWNERS
 VOTE "FOR" RATIFICATION OF THE ADOPTION OF THE SHAREOWNERS' RIGHTS AGREEMENT
-------------------------------------------------------------------------------

               PROPOSAL 3 - RATIFICATION OF THE ADOPTION OF THE
                         SHAREOWNERS' RIGHTS AGREEMENT

At the Annual Meeting, the Company's shareowners will be asked to ratify the Rights Agreement entered into between Kellwood and American Stock Transfer and Trust Company, as rights agent, on June 10, 2006, as amended. None of Kellwood's restated certificate of incorporation, bylaws, or applicable law require shareowner approval of a rights plan or any similar arrangement. However, the Board has determined to request shareowner ratification of the Rights Agreement as a matter of good corporate governance. The terms of the Rights Agreement have been designed to meet the published requirements of the Corporate Governance Policies and Guidelines issued by Institutional Shareholder Services, a proxy advisory firm for many institutional investors. The Board also reviewed the terms of other rights agreements that have been presented to shareowners at other companies.

REASONS FOR A SHAREOWNERS' RIGHTS PLAN

A shareowners' rights plan is used to protect shareowners in the event of certain unsolicited attempts to acquire control of a company, including a partial or two-tier tender offer that fails to treat all shareowners equally; a "creeping acquisition" by the purchase of stock on the open market; and other acquisition tactics that the Board believes are unfair to shareowners and are not in their best interests.

Shareowners' rights plans are an effective means of preventing an acquirer from taking advantage of the onset of adverse market conditions, short-term declines in share prices, or anticipated improvements in operating results before such improvements are fully reflected in a company's share price - allowing a hostile acquirer to take control at a price that does not reflect a company's intrinsic value or long term prospects.

A major function of a shareowners' rights plan is to give the board of directors a greater period of time to evaluate the adequacy of an acquisition offer, investigate alternatives, solicit competitive proposals, and take other steps necessary to maximize shareowner value.

Shareowners' rights plans also induce potential bidders to negotiate with the board, and thereby strengthen a board's bargaining position for the benefit of all shareowners. A company's board of directors is in a position to evaluate a potential combination in light of the company's business plan and other strategic alternatives. A shareowners' rights plan enables a board, as elected representatives of a company's shareowners, to better respond to an unsolicited acquisition proposal. The board also has a fiduciary obligation to act in the best interests of all of the company's shareowners.

The Rights Agreement does not prevent an offer to acquire the Company. In responding to a proposal, Kellwood's Board, of which eight of the current directors are outside, independent directors and one is a management director, recognizes the obligation to fulfill its fiduciary duties to Kellwood and the Kellwood shareowners.

BACKGROUND OF THE KELLWOOD RIGHTS AGREEMENT

Kellwood adopted the initial Rights Agreement on June 11, 1986, which was renewed on June 1996, and by its terms, expired on June 11, 2006. In connection with the expiration, Kellwood adopted a new Rights Agreement on
June 10, 2006, which was amended on April    , 2007. Neither the adoption nor
                                         ----
any renewal or amendment were connected with an acquisition proposal, hostile or otherwise. The Board has adopted a rights plan containing what are commonly referred to as "shareowner friendly" provisions.

SUMMARY OF RIGHTS AGREEMENT

The following summary of the Rights Agreement is qualified in its entirety by the Rights Agreement, which is attached hereto as Appendix B.

ISSUANCE. One right to buy 1/100 of a share of preferred stock was issued as a dividend on each share of Kellwood common stock outstanding on June 16, 2006. Until the rights become exercisable, all further issuances of common stock, including common stock issuable upon the exercise of outstanding options and warrants, carry the rights.

TERM. The Term of the Rights Agreement is three (3) years, from June 10, 2006 to June 10, 2009, unless redemption or termination occurs earlier.

INDEPENDENT DIRECTOR REVIEW. The independent directors must review the continuing appropriateness of the Rights Agreement annually.

PURCHASE PRICE. The Purchase Price is $100 per 1/100 of a share of preferred stock. The purchase price is subject to certain antidilution adjustments for stock splits, stock dividends, and the like. Acquiring Person. Subject to specified exceptions, an Acquiring Person is any person who, together with affiliates and associates, is or becomes the beneficial owner of twenty percent (20%) or more of the voting power of the aggregate of all shares of Kellwood voting stock then outstanding.

AUTHORITY OF THE BOARD. When evaluating decisions surrounding redemption or termination of the Rights Agreement, the current Board, or any future Kellwood Board of Directors, is not subject to restrictions such as those commonly known as "dead-hand," "slow-hand," "no-hand," or similar provisions.

RIGHTS DETACH AND BECOME EXERCISABLE. Immediately upon the first to occur of
(i) ten business days following the public announcement that a person or group has acquired beneficial ownership of twenty percent (20%) or more of Kellwood common stock, or (ii) ten business days (or a later date chosen by the Board so long as the twenty percent threshold has not been crossed) after a person or group commences or announces its intention to commence a tender or exchange offer, the consummation of which would result in beneficial ownership by such person or group of the twenty percent or more of Kellwood common stock, the rights would detach and become exercisable. This date is referred to as the "distribution date." Prior to such time, the rights are not exercisable and are not transferable apart from Kellwood common stock. After the rights become exercisable, separate right certificates would be issued and the rights become transferable apart from Kellwood common stock. After detachment, the rights are exercisable for the purchase of 1/100 of a share of the preferred stock per right at the exercise price of $100 per 1/100 of a share.

"FLIP-IN." If a person or group acquires twenty percent or more of Kellwood common stock, then each right would "flip in" and become a right to receive upon payment of the Purchase Price that number of shares of common stock having a market value of two times the Purchase Price of the right. The Acquiring Person that triggered the rights would be excluded from the "flip-in." Therefore, as a result of the flip-in, each rightholder would be entitled to purchase shares of common stock having a market value of $200 at a Purchase Price of $100. If Kellwood did not have sufficient shares of authorized common stock available for the complete exercise of the "flip-in" rights, Kellwood could satisfy its obligations to rights holders by issuing preferred stock, cash, debt or equity securities, property or a combination thereof.

"FLIP-OVER." If, after the rights have detached and become exercisable, an Acquiring Person were to merge or otherwise combine with Kellwood, or Kellwood were to sell 50% or more of its assets or earning power, each right then outstanding would "flip-over" and become a right to buy that number of shares of common stock of the acquiring company having a market value of two times the Purchase Price of the right. Thus, as a result of the flip-over, each rightholder would be entitled to purchase shares of the acquiring company's common stock having a market value of $200.00 at an exercise price of $100.00. The flip-over provisions do not apply to a merger or other combination pursuant to a Qualified Offer.

EXCHANGE. At any time after a person becomes an acquiring person, other than pursuant to a Qualified Offer, (and until such acquiring person has acquired beneficial ownership of 75% or more) of Kellwood's outstanding common stock, the Board could cause the exchange of the rights (other than rights owned by the acquirer, which would have become void), in whole or in part, for shares of Kellwood common stock at an exchange ratio of one share of Kellwood common stock for each right (or, if insufficient shares are available, Kellwood may issue preferred stock, cash, debt or equity securities, property or a combination thereof in exchange for the rights).

REDEMPTION. The rights would be redeemable by the Board at a price of $0.01 per right, at any time prior to the earlier of the distribution date or June 10, 2009.

QUALIFIED OFFER. A Qualified Offer is an offer determined by the Board of Directors of the Company to be a fully financed offer for any or all outstanding shares of Kellwood common stock made by an Offerer who owns no more than 10% of the outstanding common stock at a per share offer price greater than the highest reported market price for the common stock in the immediately preceding 24 months that the Board of Directors of the Company, upon the advice of a nationally recognized investment banking firm, does not deem to be either unfair or inadequate. A Qualified Offer is conditioned upon a minimum of at least two-thirds of the outstanding shares of Kellwood common stock being tendered and not withdrawn with a commitment to acquire all Kellwood common stock not tendered for the same consideration. If the Qualified Offer includes common stock of the Offeror, it must be freely tradeable common stock of a publicly traded company and the board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate. A Qualified Offer must also remain open for 120 business days following commencement. If a Qualified Offer has been made, the record holders of 10% of the outstanding shares of Kellwood common stock may direct the Board to call a special meeting of shareowners to consider a resolution authorizing a redemption of all rights. If at the special meeting the holders of a majority of the shares of Kellwood common stock outstanding vote in favor of the redemption of the rights, then the Board will redeem the rights and take such other action as may be necessary to prevent the rights from interfering with the consummation of the Qualified Offer.

TERMS OF THE PREFERRED STOCK. The preferred stock issuable upon exercise of the rights would be non-redeemable and rank junior to any other series of Kellwood preferred stock. The dividend, liquidation and voting rights of the preferred stock are designed so that the value of 1/100 of a share of preferred stock would approximate the value of one share of common stock. Each share of preferred stock would be entitled to receive a quarterly preferential dividend equal to the greater of $20 per share or 100 times the amount of all dividends or other distributions made on Kellwood common stock. Holders of preferred stock would be entitled to receive a minimum preferential liquidation payment of $100 per share plus accrued and unpaid dividends, but would be entitled to receive, in the aggregate, a liquidation payment equal to 100 times the payment made per share of common stock. Each share of preferred stock would have 100 votes on all matters submitted to a vote of shareowners, voting together with the common stock as one class. Finally, in the event of any merger, consolidation or other transaction in which shares of common stock are exchanged for or changed into other stock or securities, cash and/or other property, each share of preferred stock would be entitled to receive 100 times the amount received per share of Kellwood common stock. Since the rights are not exercisable immediately, registration of the preferred stock issuable upon exercise of the rights with the Securities and Exchange Commission is not required until the rights become exercisable.

VOTING. The rights do not have any voting rights.

AMENDMENT. The Rights Agreement can be amended or supplemented by the Board at any time without the approval of the holders of any Rights, so long as no one has become an Acquiring Person. Thereafter the Rights Agreement may be amended only in a manner that does not adversely affect the holders of the rights (excluding any Acquiring Person or its affiliates and associates). Business combinations approved by the Board generally involve the redemption of the rights or an amendment of the Rights Agreement to make them inapplicable to the particular acquisition.

FEDERAL INCOME TAX CONSEQUENCES

The federal income tax consequences of a shareowner rights plan have not been definitively established by Congress or the courts, and the only revenue ruling issued by the Internal Revenue Service to date addresses the adoption of a shareowner rights plan, but not any later tax consequences. The following discussion of probable tax consequences is subject to changes in the law, as well as clarification and interpretation of existing law that may have retroactive as well as prospective effect.

Under Revenue Ruling 90-11, the adoption of the Rights Agreement and the subsequent distribution of the rights to shareowners would not be a taxable event for Kellwood or its shareowners under federal income tax laws. Although not addressed in the revenue ruling, the physical distribution of rights certificates upon the rights becoming exercisable should not result in any tax.

After such physical distribution, the rights would probably be treated for tax purposes as capital assets in the hands of most shareowners and each right would probably have a basis of zero and a holding period which relates back to the holding period of the stock with respect to which such rights were issued. Upon the rights becoming rights to purchase an acquirer common stock, holders of rights probably would be taxed even if the rights were not exercised. Upon the rights being redeemed for cash or the rights being exchanged for stock of Kellwood, holders of the rights would probably have a taxable event. Upon the rights becoming rights to purchase Kellwood common stock, holders of rights would probably not have a taxable event. The rights may have an impact on tax-free reorganizations involving Kellwood. Several types of tax-free transactions can still be structured, although the rights may be treated as taxable "boot."

ACCOUNTING TREATMENT

The initial issuance of the rights has no accounting or financial reporting impact. Since the rights were "out of the money" when issued, they did not dilute earnings per share. Since the redemption date of the rights is neither fixed nor determinable, the accounting guidelines do not require the redemption amount to be accounted for as a long-term obligation of Kellwood.

OTHER PROTECTIONS AFFORDED SHAREOWNERS

The Board is not seeking ratification in response to or in anticipation of any pending or threatened takeover bid or offer for the common stock of Kellwood. The Board does not have any current intention of implementing any other proposal having an anti-takeover effect, although certain provisions of Kellwood's certificate of incorporation and bylaws may have that effect as might certain applicable provisions of Delaware law. We believe these provisions, along with the Rights Agreement, protect our shareowners from coercive or otherwise unfair takeover tactics by requiring potential acquirors to negotiate with our Board of Directors and by providing our Board of Directors with more time to assess any acquisition proposal. The provisions are not intended to make our company immune from takeovers.

However, these provisions apply even if the offer may be considered beneficial by some shareowners and could delay or prevent an acquisition that our Board of Directors determines is not in the best interests of our company and our shareowners.

We are subject to Section 203 of the Delaware General Corporation Law, which, subject to certain exceptions, prohibits "business combinations" between a publicly-held Delaware corporation and an "interested stockholder" which is generally defined as a shareowner who becomes a beneficial owners of 15% or more of a Delaware corporation's voting stock during the three-year period following the date that such stockholder became an interested shareowner.
Section 203 could have the effect of delaying, deferring or preventing a change in control of the Company that our shareholders might consider to be in their best interests.

VOTE REQUIRED

Ratification of the Rights Agreement will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by Proxy.

EFFECT OF PROPOSAL

If the shareowners do not ratify the rights plan, the Board intends to terminate the Rights Agreement. Despite termination, the Board would retain the right to enact a new rights plan, if in the exercise of their fiduciary duties the directors determined it was appropriate. The Board would only implement a new plan in the instance where the Board believes that there is an imminent need to defend the rights of the shareowners to fairly and equally participate in a change of control transaction. If that occurs and the Board is unable to seek shareowner approval prior to enactment due to time constraints, the Board will submit that new plan to the shareowners for ratification within 12 months.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SHAREOWNERS' RIGHTS AGREEMENT.

-------------------------------------------------------------------------------
             YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREOWNERS
            VOTE "AGAINST" THE ADOPTION OF THE SHAREOWNER PROPOSAL
-------------------------------------------------------------------------------

         PROPOSAL 4 - SHAREOWNER PROPOSAL CONCERNING DECLASSIFICATION
                           OF THE BOARD OF DIRECTORS

Kellwood Company received a formal shareowner proposal from California Public Employees' Retirement System ("CalPERS" or the "Proponent"), P.O. Box 942707, Sacramento, CA 94229. The Proponent owns approximately 400,000 shares of Kellwood common stock.

In accordance with federal securities regulations, we have included the proposal exactly as submitted by the Proponent, as follows:

                              SHAREOWNER PROPOSAL
                              -------------------

RESOLVED, that the shareowners of Kellwood Company ("Company") ask that the Company take the steps necessary to reorganize the Board of Directors into one class subject to election each year.

                             SUPPORTING STATEMENT
                             --------------------

Is accountability by the Board of Directors important to you as a shareowner of the Company? As a trust fund with more than 1.4 million participants, and as the owner of approximately 400,000 shares of the Company's common stock, the California Public Employees' Retirement System (CalPERS) thinks accountability is of paramount importance. This is why we are sponsoring this proposal which, if passed, would seek to reorganize the Board of Directors of the Company so that each director stands before the shareowners for re-election each year. We hope to eliminate the Company's so-called "classified board", whereby the directors are divided into two classes, each serving a two-year term. Under the current structure, shareowners can only vote on one-half of the Board at any given time.

CalPERS believes that corporate governance procedures and practices, and the level of accountability they impose, are closely related to financial performance. It is intuitive that when directors are accountable for their actions, they perform better. CalPERS also believes that shareowners are willing to pay a premium for corporations with excellent corporate governance. If the Company were to take the steps necessary to declassify its Board, it would be a strong statement that this Company is committed to good corporate governance and its long-term financial performance.

We seek to improve that performance and ensure the Company's continued viability through this structural reorganization of the Board. If passed, shareowners might have the opportunity to register their views at each annual meeting - on performance of the Board as a whole and of each director as an individual.

CalPERS urges you to join us in urging the Company to take the steps necessary to declassify the election of directors, as a powerful tool for management incentive and accountability. We urge your support FOR this proposal.

              STATEMENT OF THE BOARD OF DIRECTORS AND MANAGEMENT
                     IN OPPOSITION TO SHAREOWNER PROPOSAL

After careful consideration, the Board of Directors continues to believe that Kellwood's two-year, classified board provides an appropriate level of accountability to shareowners while providing significant shareowner benefits. Therefore, the Board recommends that you vote "AGAINST" this proposal.

BOARD INDEPENDENCE. Kellwood's two-year, classified board structure enhances the independence of non-employee directors by providing them with a longer assured term of office. The Board also believes that the longer term reduces management's ability to pressure directors to act too quickly or in an uninformed manner. Further, the Board believes that longer terms help attract more qualified candidates willing to commit the time and dedication necessary to understand Kellwood, its operations and its competitive environment.

STABILITY AND CONTINUITY. A two-year, classified board helps to ensure continuity, stability and knowledge of Kellwood's long-term goals, business affairs and strategic plans. The overlapping of director terms resulting from a two-year, classified board ensures that some of our directors always will be familiar with our business and allows directors to gain a deeper understanding of our business. Directors who serve longer terms on the Board have a greater incentive to focus on the execution of long-term strategies for the growth and profitability of our business.

MAXIMIZE SHAREOWNER VALUE. The continuity provided by a two-year, classified board provides directors with a historical perspective of the Company, enhancing their ability to act in the best interests of the Company and its shareowners, including decisions on strategic transactions and resource allocation. In addition, a two-year, classified board ensures sufficient time to evaluate coercive proposals to take over the Company because a two-year, classified board cannot be replaced in one election cycle. This also encourages potential acquirers to engage in arms' length negotiations with the Board and management. All of these factors will help the Board maximize the creation of value for shareowners.

EFFECT OF PROPOSAL. Shareowners should be aware that this is a non-binding proposal which, if approved, would request that the Board take the steps necessary to declassify the Board. If the proposal passes and the Board determines to act upon the request, declassification of the Board would require further action by shareowners to amend Kellwood's certificate of incorporation, which would require the affirmative vote of the holders of at least 75% of the total outstanding shares of common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL.

Shareowner Proposals for the 2008 Annual Meeting of Shareowners

If any shareowner intends to present a proposal to be considered for inclusion in the Company's proxy materials in connection with the 2008 Annual Meeting of Shareowners, the proposal must be in proper form (see SEC Regulation 14A, Rule 14(a)-8 - Stockholder Proposals) and received by the Secretary of the Company on or before December 28, 2007.

Should you wish to bring a proposal before the 2008 Annual Meeting of Shareowners, but not include it in the Proxy Statement, the written proposal must be received by the Secretary of Kellwood Company at the principal executive offices in St. Louis not less than 90 days nor more than 120 days before the meeting, which is scheduled for June 5, 2008. Such proposal may include nominations for election to the Board of Directors. Additionally,
Section 2.10 of the Kellwood Company By-Laws imposes certain information requirements on shareowners wishing to bring business before a shareowner meeting.

Householding of Annual Meeting Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this Proxy Statement and the Form 10-K and Annual Report to Shareowners for the fiscal year ended February 3, 2007, may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a Proxy Statement or Form 10-K and Annual Report to Shareowners for the fiscal year ended February 3, 2007, either now or in the future, please contact your bank, broker or other nominee. Upon written or oral request to the Company's Secretary, we will provide a separate copy of the Form 10-K and Annual Report to Shareowners for the fiscal year ended February 3, 2007, and the Proxy Statement.

                                 OTHER MATTERS

The Company's management does not know of any other matter to be presented for action at the Annual Meeting. However, if any other matter should be properly presented at the Annual Meeting it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

Thomas H. Pollihan
Executive Vice President, Secretary and General Counsel

St. Louis, Missouri
April 27, 2007

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

APPENDIX A:  MAJORITY VOTE POLICY
----------

Commencing with the 2007 director nominations and elections, this Majority Vote Policy shall go into effect for the Company. As a requirement of nomination and in accordance with DGCL ss.141(b) and any successor statute, each incumbent director nominee shall tender his or her irrevocable resignation, which shall be conditioned upon the director receiving a Majority Withhold Vote for re-election to the Company's Board of Directors. The Board shall nominate for election or re-election as director only candidates who agree to tender such irrevocable resignations that will be effective upon (i) the failure to receive the required vote at the next annual meeting at which they face re-election and (ii) Board acceptance of such resignation.

In the case of an uncontested election of directors (that is, the number of nominees for any election of directors does not exceed the number of directors to be elected), an incumbent nominee for re-election receives more "Withhold" votes than "For" votes, (a "Majority Withhold Vote"), the director's resignation shall be delivered for consideration by the Corporate Governance Committee and the Board in accordance with the following procedures. An uncontested election shall be (a) any election where none of the Company's shareowners provide the Company with notice of an intention to nominate one or more candidates to compete with the Board's nominees in a director election, or the Company's shareowners have withdrawn all such nominations by the day before the Company mails its notice of meeting to shareowners, and (b) the election is not otherwise considered contested. In a contested election, this Majority Vote Policy shall not apply and nominees shall be elected by plurality voting.

In any election for directors in which cumulative voting is allowed, shareowners shall be permitted to cumulate votes "For" one or more nominees, but shall not be allowed to cumulate "Withhold" votes. If a shareowner authorizes a proxy to vote shares, but does not specify a particular nominee, the proxy may cumulate the applicable votes and distribute them to maximize the number of nominees recommended by the Board to be elected. Abstentions will not be considered in the determination of a Majority Withhold Vote.

The Corporate Governance Committee shall promptly consider such tendered resignation and recommend to the Board the action to be taken with respect to such tendered resignation. The recommendation of the Committee may be, among other things, to (i) accept the resignation; (ii) reject the resignation, but address what the Committee believes to be the underlying reasons for the failure of the director to be re-elected; (iii) reject the resignation, but resolve that the director will not be re-nominated in the future for election; or (iv) reject the resignation. If the Committee recommends that the Board accept the tendered resignation, the Committee shall also recommend to the Board whether to fill the vacancy resulting from the resignation or to reduce the size of the Board.

In considering a tendered resignation, the Corporate Governance Committee is authorized to consider all factors it deems relevant to the best interests of the Company and its shareowners, including (i) what the Committee believes to be the underlying reasons for the failure of the incumbent director to be re-elected, including whether these reasons relate to the incumbent director's performance as a director; whether these reasons relate to the Company or another company; and whether these reasons are curable and alternatives for effecting any cure; (ii) the tenure and qualifications of the director; (iii) the director's past and expected future contributions to the Company; (iv) the other Policies of the Board; (v) the overall composition of the Board, including whether accepting the resignation would cause the Company to fail to meet any applicable requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other regulatory or self-regulatory requirements; and (vi) whether the resignation of the director could result in the triggering of change in control or similar provisions under any contract by which the Company is bound or any benefit plan of the Company and, if so, the potential impact thereof.

The Board will act on the recommendation of the Corporate Governance Committee no later than 100 days following certification of the shareowner vote for the shareowners' meeting at which the director was not re-elected. In considering the Committee's recommendation, the Board is authorized to consider the information and factors considered by the Committee and any additional information and factors as the Board deems relevant to the best interests of the Company and its shareowners. Following the Board's decision, the Company will promptly file a Current Report on Form 8-K or issue a press release describing the Board's decision and providing an explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation.

Any director who receives a Majority Withhold Vote will not participate in the Corporate Governance Committee's or the Board's consideration of his or her tendered resignation provided that any director may provide to the Committee and/or the Board any information or a statement he or she deems relevant to the Committee's and/or the Board's consideration of his or her tendered resignation.

In the event that a majority of the members of the Corporate Governance Committee are required to tender their resignation pursuant to this Policy in connection with an election of directors, then, a committee comprised of all independent directors, which shall be appointed by the Board, shall consider and act upon the tendered resignations in accordance with the factors described above; provided that each independent director required to tender his or her resignation pursuant to this Policy shall recuse himself or herself from consideration of his or her resignation.

The Board believes this policy enhances its accountability to shareowners by formalizing the consequences of a Majority Withhold Vote and demonstrating its responsiveness to director election results while at the same time protecting the long-term interests of the Company and its shareowners.

This Policy will be summarized or included in each proxy statement relating to election of directors of the Company.

APPENDIX B:  RIGHTS AGREEMENT
----------

                             AMENDED AND RESTATED

                               RIGHTS AGREEMENT

                               KELLWOOD COMPANY

                                      AND

                  AMERICAN STOCK TRANSFER AND TRUST COMPANY,

                               AS RIGHTS AGENT,

                          DATED AS OF APRIL  , 2007
                                           --

                                                                                             Page
                                                                                             ----

Section 1.  Certain Definitions                                                                1
Section 2.  Appointment of Rights Agent                                                        7
Section 3.  Issue of Right Certificates                                                        7
Section 4.  Form of Right Certificates                                                         8
Section 5.  Countersignature and Registration                                                  9
Section 6.  Transfer, Split Up, Combination and Exchange of Right Certificates;
            Mutilated, Destroyed, Lost or Stolen Right Certificates                           10
Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights                     10
Section 8.  Cancellation and Destruction of Right Certificates                                12
Section 9.  Reservation and Availability of Preferred Stock                                   12
Section 10. Deferred Stock Record Date                                                        13
Section 11. The Flip-In                                                                       13
Section 12. The Flip-Over                                                                     14
Section 13. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights       17
Section 14. Fractional Rights and Fractional Shares                                           20
Section 15. Rights of Action                                                                  21
Section 16. Agreement of Right Holders                                                        21
Section 17. Right Certificate Holder Not Deemed a Stockholder                                 21
Section 18. Concerning the Rights Agent                                                       22
Section 19. Merger or Consolidation or Change of Name of Rights Agent                         22
Section 20. Duties of Rights Agent                                                            24
Section 21. Change of Rights Agent                                                            25
Section 22. Issuance of New Right Certificates                                                25
Section 23. Redemption and Termination                                                        25
Section 24. Effectiveness of this Agreement                                                   26
Section 25. Notice of Certain Events                                                          26
Section 26. Notices                                                                           26
Section 27. Supplements and Amendments                                                        27
Section 28. Successors                                                                        27
Section 29. Determinations and Actions by the Board of Directors, Etc                         27
Section 30. Benefits of this Agreement                                                        29
Section 31. Severability                                                                      29
Section 32. Governing Law                                                                     29
Section 33. Counterparts                                                                      29
Section 34. Descriptive Headings                                                              29
Exhibit A - Certificate of Designation, Preferences and Rights                               A-1
Exhibit B - Form of Right Certificate                                                        B-1
Exhibit C - Form of Summary of Rights                                                        C-1

                     AMENDED AND RESTATED RIGHTS AGREEMENT

         Amended and Restated Rights Agreement, dated as of April___, 2007 (the "AGREEMENT"), between KELLWOOD COMPANY, a Delaware corporation (the "COMPANY"), and AMERICAN STOCK TRANSFER AND TRUST COMPANY, a trust company organized under the laws of the State of New York (the "RIGHTS AGENT").

         WHEREAS, on June 1, 2006, in connection with the expiration of the then existing rights agreement of the Company, the Board of Directors of the Company authorized and declared a dividend distribution of one right for each outstanding share of common stock, without par value, of the Company (the "COMMON STOCK") outstanding on June 16, (the "RECORD DATE"), subject to the completion of appropriate documentation, and contemplates the issuance of one right for each share of Common Stock of the Company issued between the Record Date and the Distribution Date (as hereinafter defined) and one Right for each share of Common Stock of the Company issued upon exercise of stock options granted prior to the Distribution Date or under any employee plan or arrangement established prior to the Distribution Date, each Right representing the right to purchase one one-hundredth of a share of Series A Junior Preferred Stock of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation, Preferences and Rights attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the "RIGHTS");

         WHEREAS, the foregoing dividend distribution was effected pursuant to the terms and conditions of the Rights Agreement, dated as of June 10, 2006, between the Company and the Rights Agent; and

         WHEREAS, the Board of Directors of the Company deems it to be in the interest of the Company to amend and restate the Rights Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

                  SECTION 1.        CERTAIN DEFINITIONS. For purposes of this
                                    -------------------
Agreement, the following terms have the meanings indicated.

                  (a) "ACQUIRING PERSON" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the Voting Power of the aggregate of all shares of Voting Stock then outstanding and shall include all Affiliates and Associates of such Person; but such term shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or (iv) any trust fiduciary of other entity organized, appointed or established that holds Common Stock or other Voting Stock for or pursuant to the terms of any such employee benefit plan. Notwithstanding the foregoing:

                  (i) No Person shall become an "Acquiring Person" as the result of an acquisition of shares of Voting Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate percentage of the total Voting Power represented by all shares of Voting Stock of the Company Beneficially Owned by such Person to 20% or more of the total Voting Power of the aggregate of all shares of Voting Stock then outstanding; provided, however, that
                                                      --------  -------
         if a Person shall become the Beneficial Owner of 20% or more of the total Voting Power of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Voting Stock of the Company (other than shares issued by the Company as a dividend or distribution made prorata to all holders of Common Stock), then such Person shall be deemed to be an "Acquiring Person";

                  (ii) If the Board of Directors determines in good faith that a Person who would otherwise be an "Acquiring Person" has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Voting Stock so that such Person would no longer be an "Acquiring Person," then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement; and

                  (iii) No Person shall become an "Acquiring Person" if any such Person who has become and is such a Beneficial Owner solely because (A) of a change in the aggregate number of shares of Voting Stock since the last date on which such Person acquired Beneficial Ownership of any shares of the Voting Stock or (B) if acquired such Beneficial Ownership in the good faith belief that such acquisition would not (1) cause such Beneficial Ownership to be equal to or exceed 20% of the Voting Power of the aggregate of all shares of Voting Stock of the Company then outstanding and such Person relied in good faith in computing the percentage of its Beneficial Ownership on publicly filed reports or documents of the Company that are inaccurate or out-of-date or (2) otherwise cause a Distribution Date or the adjustment provided for in a Flip-In Event or Flip-Over Event to occur. Notwithstanding this clause (iii), if any Person that is not an Acquiring Person due to this clause (iii) does not reduce its percentage of Beneficial Ownership of the Voting Power of the aggregate of all shares of Voting Stock of the Company then outstanding to less than 20% by the Close of Business on the fifth Business Day after notice from the Company (the date on which such notice is first mailed or sent being the first day) that such person's Beneficial Ownership of the Voting Power of the aggregate of all shares of Voting Stock of the Company then outstanding is equal to or exceeds 20%, such Person shall, at the end of such five Business Day period, become an Acquiring Person (and such clause (B) shall no longer apply to such Person).

                  (iv) For purposes of this definition, the determination whether any Person acted in "good faith" shall be conclusively determined by the Board of Directors of the Company, acting by a vote of those directors of the Company whose approval would be required to redeem the Rights under this Agreement.

                  (b) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement; provided, however,
                                                         --------  -------
that no director or officer of the Company shall be deemed an Affiliate or Associate of any other director or officer of the Company solely as a result of his or her being a director or officer of the Company.

                  (c)      A Person shall be deemed the "Beneficial Owner" of
                                                         ----------------
and shall be deemed to "Beneficially Own" and to have "Beneficial Ownership"
                        ----------------               --------------------
of any securities:

                  (i) that such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement); provided, however, that a Person
                                         --------  -------
         shall not be deemed the Beneficial Owner of, or to Beneficially Own or to have Beneficial Ownership of, any security if the agreement, arrangement, or understanding to vote such security that would otherwise render such Person the Beneficial Owner of such security
         (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the Exchange Act Regulations, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

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                  (ii)     that such Person or any of such Person's Affiliates
         or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants, or options, or otherwise; provided, however, that a Person shall not
                                   --------  -------
         be deemed the Beneficial Owner of, or to Beneficially Own or to have
         Beneficial Ownership of securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement, or understanding (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (c)); or

                  (iii) that are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such Person) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement, or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (c)), or disposing of any such securities.

         Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to Beneficially Own hereunder.

                  (d) "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York City, New York are authorized or obligated by law or executive order to close.

                  (e) "CLOSE OF BUSINESS" on any given date shall mean 5:00 P.M., St. Louis time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City, New York time, on the next succeeding Business Day.

                  (f) "CLOSING PRICE" of any security on any given day shall be the last sale price, regular way, of such security or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on the principal trading market on which such security is then traded.

                  (g) "COMMON STOCK" shall mean the common stock, without par value, of the Company, and "common stock" when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

                  (h       "COMMON EQUITY INTEREST" when used with reference
to any Person other than the Company shall mean the class or series of capital stock (or equity interest) with the greatest voting power (in relation to any other classes or series of capital stock (or equity interest)) of such other Person.

                  (i) "CURRENT MARKET PRICE" of any security on any given day shall be deemed to be the average of the daily Closing Prices per share or other trading unit of such security for 10 consecutive Trading Days (as hereinafter defined) immediately preceding such date; provided, however, that with respect to shares of capital stock, in the event that the current market price per share of the capital stock is

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

determined during a period following the announcement of (i) a dividend or distribution on the capital stock payable in shares of such capital stock or securities convertible into shares of such capital stock (other than the Rights), or (ii) any subdivision, combination or reclassification of the capital stock, and prior to the expiration of the requisite 10 Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then and in each such case, the "Current Market Price" shall be properly adjusted to take into account ex-dividend trading; and provided further that if the security is not publicly held or not so listed or traded, Current Market Price per share or other trading unit shall mean the fair value per share or other trading unit as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                  (j) "DISTRIBUTION DATE" shall mean the earlier of (i) the tenth day after the Stock Acquisition Date (as hereinafter defined) or (ii) the tenth Business Day (or such later date as may be determined by action of a majority of the Board of Directors prior to such time as any Person becomes an Acquiring Person and of which later date the Company will give the Rights
Agent prompt written notice) after the date of the commencement of, or first public announcement of the intent to commence, a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company or any entity holding shares of Common Stock organized, appointed or established by the Company for or pursuant to the terms of any such plan), if upon consummation thereof, such Person would be the Beneficial Owner of shares of Voting Power representing 20% or more of the total Voting Power of the aggregate of all shares of Voting Stock then outstanding (including any such date which is after the date of this Agreement and prior to the issuance of the Rights) other than pursuant to a Qualified Offer.

                  (k) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement, and all references to any rule or regulation of the General Rules and Regulations under the Exchange Act shall be, except as otherwise specifically provided herein, to such rule or regulation as was in effect on the date of this Agreement.

                  (l) "EXCHANGE ACT REGULATIONS" shall mean the General Rules and Regulations under the Exchange Act.

                  (m)      "FLIP-IN EVENT" shall mean the event described in
Section 11(a) hereof.

                  (n) "FLIP-OVER EVENT" shall mean any of the events described in Section 12(a) hereof.

                  (o) "PERSON" shall mean any individual, partnership (general or limited), limited liability company, firm, corporation, association, trust, unincorporated organization, or other entity, as well as any syndicate or group deemed to be a Person under Section 14(d)(2) of the Exchange Act.

                  (p) "PREFERRED STOCK" shall mean shares of Series A Junior Preferred Stock, without par value, of the Company.

                  (q) "QUALIFIED OFFER" shall mean an offer determined by the Board of Directors of the Company to have each of the following characteristics:

                  (i) a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock;

                  (ii) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act and is made by an offeror (including Affiliates or Associates of such offeror) that beneficially owns no more than 10% of the outstanding Common Stock as of the date of such commencement;

                  (iii) an offer whose per-share offer price is greater than the highest reported market price for the Common Stock in the immediately preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act;

                  (iv) an offer that, within 20 Business Days after the commencement date of the offer (or within 10 Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors of the Company rendering an opinion to the Board of Directors of the Company that the consideration being offered to the Stockholders is either unfair or inadequate;

                  (v) if the offer includes shares of common stock of the offeror, an offer pursuant to which (i) the offeror shall permit a nationally recognized investment banking firm retained by the Board of Directors of the Company and legal counsel designated by the Company to have access to such offeror's books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such investment banking firm and such legal counsel to conduct a due diligence review of the offeror in order to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board of Directors of the Company with respect to whether the consideration being offered to the Stockholders is fair or adequate, and (ii) within 10 Business Days after such investment banking firm shall have notified the Company and the offeror that it had completed the due diligence review to its satisfaction (or following completion of such due diligence review within 10 Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of Directors of the Company that the consideration being offered to the Stockholders is either unfair or inadequate and such investment banking firm does not after the expiration of such 10 Business Day period render an opinion to the Board of Directors of the Company that the consideration being offered to the Stockholders has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse affect on the value of the common stock of the offeror;

                  (vi) an offer that is subject only to the minimum tender condition described below in item (viii) of this definition and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

                  (vii) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 Business Days and, if a Special Meeting is duly requested in accordance with Section 29(d), for, at least 10 Business Days after the date of the Special Meeting or, if no Special Meeting is held within 90 Business Days following receipt of the Special Meeting Notice in accordance with Section 29(d), for at least 10 Business Days following such 90 Business Day Period;

                  (viii) an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer's expiration date, which condition shall not be waivable;

                  (ix) an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any;

                  (x) if the offer includes shares of common stock of the offeror, the offeror is a publicly owned United States corporation, and its common stock is freely tradable and is listed or admitted to trading on either the New York Stock Exchange, Inc. or the NASDAQ National Market System, (ii) no stockholder approval of the offeror is required to issue such common stock, or, if required, has already been obtained, and (iii) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act of 1933, as amended (the "SECURITIES ACT").

                  For the purposes of the definition of Qualified Offer, "fully financed" shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board of Directors of the Company to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualified Offer in accordance with this definition, but subsequently ceases to be a Qualified Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualified Offer and the provisions of Section 29(d) shall no longer be applicable to such offer, provided the actual redemption of the Rights pursuant to Section 29(d) shall not have already occurred.

                  (r) "STOCK ACQUISITION DATE" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such other than pursuant to a Qualified Offer.

                  (s) "SUBSIDIARY" shall mean, with reference to any Person, any other Person of which (1) a majority of the Voting Power of the Voting Securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person, or (2) an amount of Voting Securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

                  (t) "TRADING DAY," with respect to any security shall mean a day on which the principal national securities exchange on which the security is listed or admitted to trading is open for the transaction of business or, if the security is not listed or admitted to trading on any national securities exchange, a Business Day.

                  (u) "TRIGGERING EVENT" shall mean a Flip-In Event or a Flip-Over Event.

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

                  (v) "VOTING POWER" when used with reference to the Voting Securities of any Person shall mean the number of votes (whether cast in person, by proxy, or by written consent) entitled (1) to be cast generally in the election of directors or members of the governing body of such Person (if such person is a corporation or is managed by or under the direction of a governing body performing functions and having obligations similar to those of a corporate board of directors) or (2) to participate in the management and control of such Person (if such Person is not a corporation and is not managed by or under the direction of a governing body performing functions and having obligations similar to those of a corporate board of directors).

                  (w) "VOTING SECURITIES" when used in reference to any Person, shall mean the outstanding capital stock, equity interest, or other voting securities of such Person, in each case entitling the holder thereof
(1) to cast votes, in person or by proxy, or to act by written consent, in the election of directors or members of the governing body of such Person (if such person is a corporation or is managed by or under the direction of a governing body performing functions and having obligations similar to those of a corporate board of directors) or (2) to participate in the management and control of such Person (if such Person is not a corporation and is not managed by or under the direction of a governing body performing functions and having obligations similar to those of a corporate board of directors).

                  (x) "VOTING STOCK" shall mean the Common Stock, the Preferred Stock, and any other class or series of securities or Voting Securities of the Company entitled to vote generally, together with the Common Stock, (1) to be cast generally in the election of directors or members of the governing body of the Company or (2) to participate in the management and control of the Company.

                  (y) "WHOLE BOARD" shall mean the total number of directors which the Company would have if there were no vacancies.

         Any determination required by the definitions contained in this
Section 1 shall be made by the Board of Directors of the Company in its good faith judgment, which determination shall be final and binding on the Rights Agent.

         SECTION 2.        APPOINTMENT OF RIGHTS AGENT. The Company hereby
                           ---------------------------
appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

         SECTION 3.        ISSUE OF RIGHT CERTIFICATES. (a) Until the
                           ---------------------------
Distribution Date, (x) the Rights will be evidenced by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right certificate, in substantially the form of Exhibit B hereto (the "RIGHT CERTIFICATES"), evidencing one Right for each share of Common Stock so held. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Sections 11, 12 or 13 hereof, at the time of distribution of the Rights Certificates, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14 hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

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                  (b)      As soon as practicable following the Record Date,
the Company will send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the "Summary of Rights"), by first-class, postage prepaid mail to each record holder of the Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any certificate for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

                  (c) Certificates for the Common Stock issued after the Record Date but prior the earlier of the Distribution Date or the Expiration Date (as hereinafter defined), shall be deemed also to be certificates for Rights, and shall bear the following legend:

         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Amended and Restated Rights Agreement between Kellwood Company (the "COMPANY") and American Stock
         Transfer and Trust Company dated as of April    , 2007 (the "RIGHTS
                                                     ----
         AGREEMENT"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Amended and Restated Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Amended and Restated Rights beneficially owned by Acquiring Persons (as defined in the Rights Agreement) or any Affiliate or Associate thereof (as defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.

                  (d) After the Distribution Date but prior to the Expiration Date, Rights shall, without further action, be issued in connection with the issuance of Common Stock upon the exercise of stock options granted prior to the Distribution Date or pursuant to other benefits under any employee plan or arrangement established prior to the Distribution Date; provided, however, that if, pursuant to the terms of any option or other benefit plan, the number of shares issuable thereunder is adjusted after the Distribution Date, the number of Rights issuable upon issuance of the shares shall be equal only to the number of shares which would have been issuable prior to the adjustment. In the event that the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

                  SECTION 4.        FORM OF RIGHT CERTIFICATES. (a) The Right
                                    --------------------------
Certificates may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed or to conform to usage. Subject to the provisions of this Agreement, including Sections 7.11, 12, 13, 22 and 24, the Right Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of shares of Preferred Stock as shall be set forth therein at the Purchase Price (as defined in Section 7(b)), but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

                  (b) Any Rights Certificate issued pursuant hereto that represents Rights Beneficially Owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) that becomes a transferee after the

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Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person
(or of any such Associate or Affiliate) that becomes a transferee prior to or concurrently with the Acquiring Person becoming such and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or such Associate or Affiliate) or to any Person with whom such Acquiring Person (or such Associate or Affiliate) has any continuing written or oral agreement, arrangement, or understanding regarding either the transferred Rights, shares of Common Stock, or the Company, or (B) a transfer that the Board of Directors has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof shall, upon the written direction of the Board of Directors, contain (to the extent feasible), the following legend:

         "The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such capitalized terms are defined in the Amended and Restated Rights Agreement, dated as of April , 2007 (the "Rights Agreement"), by and between Kellwood Company and American Stock Transfer and Trust Company, as Rights Agent). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement."

                  SECTION 5.        COUNTERSIGNATURE AND REGISTRATION. (a) The
                                    ---------------------------------
Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually counter-signed by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company and any Right Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

                  (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices in New York City, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

                  SECTION 6.        TRANSFER, SPLIT UP, COMBINATION AND
                                    -----------------------------------
EXCHANGE OF RIGHT CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHT
--------------------------------------------------------------------------
CERTIFICATES. (a) Subject to the provisions of Sections 4(b), 7(e) and 14
------------
hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof, that have been redeemed pursuant to Section 23 hereof, or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the

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

Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request; whereupon the Rights Agent shall, subject to the provisions of Sections 4, 7 and 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination, or exchange of Rights Certificates.

                  (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

                  SECTION 7.        EXERCISE OF RIGHTS; PURCHASE PRICE;
                                    -----------------------------------
EXPIRATION DATE OF RIGHTS. (a) Subject to Sections 7(e), 9(c) and 9(f) hereof,
-------------------------
(i) the Close of Business on June 10, 2009 (the "FINAL EXPIRATION DATE"), or
(ii) the time at which the Rights are redeemed as provided in Section 23 hereof or (iii) the time at which the Rights are exchanged as provided in
Section 24 hereof (the earlier of (i), (ii), and (iii) being the "EXPIRATION DATE"), the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date (except as provided herein) upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal corporate trust office of the Rights Agent, together with payment of the Purchase Price for each share of Preferred Stock as to which the Rights are exercised.

                  (b) The Purchase Price for each one one-hundredth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $100, and shall be subject to adjustment from time to time as provided in Sections 11, 12 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with Paragraph (c) below. Each one one-hundredth of a share of Preferred Stock shall be referred to herein as a "Unit" of Preferred Stock.

                  (c) (1) Subject to Section 14 hereof, following the Distribution Date, the Company may (at the direction of the Board of Directors) deposit with a corporation in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority (the "DEPOSITARY AGENT") certificates representing the shares of Preferred Stock that may be acquired upon exercise of the Rights and may cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the shares of Preferred Stock so deposited.

                           (2) Upon receipt of a Rights Certificate
representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price for the Units of Preferred Stock (or, following a Triggering Event, other securities, cash, or other assets, as the case may be) to be purchased thereby as set forth below and an amount equal to any applicable tax or charge required to be paid by the holder of such

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

Rights Certificate in accordance with Section 9 hereof, or evidence satisfactory to the Company of payment of such tax or charge, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock certificates representing such number of shares of Preferred Stock (or fractions of shares that are integral multiples of one one-hundredth of a share of Preferred Stock) as are to be purchased and the Company will direct its transfer agent to comply with all such requests, and/or (B) requisition from the Depositary Agent depositary receipts representing such number of Units of Preferred Stock as are to be purchased and the Company will direct the Depositary Agent to comply with all such requests, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof,
(iii) after receipt of such certificates or such depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue Common Stock or other securities of the Company, pay cash, and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such Common Stock, other securities, cash, and/or other property is available for distribution by the Rights Agent, if and when necessary to comply with this Agreement. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11 hereof) may be made in cash or by certified or bank check or money order payable to the order of the Company.

                  (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Sections 6 and 14 hereof.

                  (e) Notwithstanding anything in this Agreement to the contrary, from and after the time that any Person becomes an Acquiring Person, any Rights Beneficially Owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and who receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or such Associate or Affiliate) has any continuing written or oral agreement, arrangement, or understanding regarding the transferred Rights, Voting Stock, or the Company or (B) a transfer that the Board of Directors has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and any holder of such Rights thereafter shall have no rights or preferences whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates, or otherwise (including, without limitation, rights and preferences pursuant to Sections 7, 11, 12, 13, 14, 23, and 24 hereof). The Company shall use reasonable efforts to ensure compliance with the provisions of this Section 7(e) and Section 4(b), but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or any other Person as a result of the Company's failure to make any determination under this Section 7(e) or such
Section 4(b) with respect to an Acquiring Person or its Affiliates, Associates, or transferees.

                  (f) Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 by such registered holder unless such registered holder shall have (i) completed and executed the certificate following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request.

                  SECTION 8.        CANCELLATION AND DESTRUCTION OF RIGHT
                                    -------------------------------------
CERTIFICATES. All Right Certificates surrendered for the purpose of exercise,
------------
transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

                  SECTION 9.        RESERVATION AND AVAILABILITY OF PREFERRED
                                    -----------------------------------------
STOCK. (a) The Company covenants and agrees that it will cause to be reserved
-----
and kept available out of its authorized and unissued shares of Preferred Stock or any authorized and issued shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

                  (b) So long as the shares of Preferred Stock issuable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

                  (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earlier of the Distribution Date or as soon as is required by law, a registration statement under the Securities Act, with respect to the Preferred Stock purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after the filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date. The Company will also take all action necessary to ensure compliance with the securities laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statements. Upon any suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in that jurisdiction shall have been obtained and, if applicable, until a registration statement has been declared effective.

                  (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

                  (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect-of the issuance or delivery of the Right Certificates and of any certificates for shares of Preferred Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of the shares of Preferred Stock in respect of a name other than, that of the registered holder of the Right Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for shares of Preferred Stock upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

                  SECTION 10.       DEFERRED STOCK RECORD DATE. Each person in
                                    --------------------------
whose name any certificate for shares of Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open.

                  SECTION 11.       THE FLIP-IN. The Purchase Price, the
                                    -----------
number and kind of securities covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this
Section 11. (a) Subject to the provisions of the following subparagraphs (b) and (c) and Section 23, in the event any Person becomes an Acquiring Person other than pursuant to a Qualified Offer, each holder of a Right (which shall not include Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) shall thereafter have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of shares of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by
(x) multiplying the then current Purchase Price by the then number of one one-hundredths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the Current Market Price per share of the Common Stock on the date of the occurrence of such event (such number of shares being herein referred to as the "ADJUSTMENT SHARES").

                  (b) In the event that there shall not be sufficient issued but not outstanding and authorized but unissued shares of Common Stock to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (a), the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exercise of the rights; provided, however, if the Company is unable to cause the
            --------
authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become so exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party shall, upon the exercise of such Rights, (i) pay an amount in cash equal to the excess of (A) the product of (1) the number of Adjustment Shares, multiplied by (2) the Current Market Price of the Common Stock (such product being herein referred to as the "CURRENT VALUE"), over (B) the Purchase Price, in lieu of issuing shares of Common Stock and requiring payment therefor, or
(ii) issue debt or equity securities, or a combination thereof, having a value equal to the Current Value, where the value of such securities shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company, and require the payment of the Purchase Price, or (iii) deliver any combination of cash, property, Common Stock and/or other securities having the requisite value, and require payment of all or any requisite portion of the Purchase Price. To the extent that the Company determines that some action need be taken pursuant to clauses (i), (ii), or
(iii) of the proviso of this subparagraph (b), a majority of the Whole Board may suspend the exercisability of the Rights for a period of up to 45 days following the date on which the Flip-In Event shall have occurred, in order to decide the appropriate form of distribution to be made pursuant to the above proviso and to determine the value thereof. In the event of any suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at the time the suspension is no longer in effect.

                  (c) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person other than pursuant to a Qualified Offer, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have been null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "EXCHANGE RATIO"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the beneficial Owner of 75% or more of the Voting Power of the aggregate of all Voting Stock then outstanding. Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to this subparagraph (c) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights. In any exchange pursuant to this subparagraph (c), the Company, at its option, may substitute shares of Preferred Stock (or shares of equivalent preferred stock, as such term is defined in Section 13(b) hereof) for Common Stock exchangeable for Rights, at the initial rate of one one-hundredth of a share of Preferred Stock (or equivalent preferred stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock. In the event that there shall not be sufficient shares of Common Stock or Preferred Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this subparagraph (c), the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or Preferred Stock for issuance upon exchange of the Rights. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares. In lieu of such fractional shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subparagraph
(c), the current market value of a whole share shall be the Closing Price of the Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this subparagraph (c).

                  SECTION 12.       THE FLIP-OVER. The Purchase Price, the
                                    -------------
number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this
Section 12.

                  (a) In the event that, following the Distribution Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company), (y) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons, then, and in each such case, (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares of freely tradeable common stock of the Principal Party, free and clear of any lien, encumbrance or other adverse claim, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right is then exercisable (or the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the occurrence of the Flip-In Event if a Flip-In Event has previously occurred) and dividing that product by (2) 50% of the Current Market Price per share of the common stock of such Principal Party on the date of consummation of the Flip-Over Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of the Flip-Over Event, all the obligations and duties of the Company pursuant to this Agreement;
(iii) the term Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 13 hereof shall apply to such Principal Party; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its common stock) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of common stock thereafter deliverable upon the exercise of the Rights; and the provisions of
Section 11 hereof shall be of no effect following the first occurrence of any Flip-Over Event.

                  (b)      "PRINCIPAL PARTY" shall mean:

                  (i)      in the case of any transaction described in clause
         (x) or (y) of the first sentence of Section 12(a), (A) the Person that is the issuer of any securities into which shares of Company Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Current Market Price and (B) if no securities are so issued, the Person that is the other party to such merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Current Market Price; and

                  (ii)     in the case of any transaction described in clause
         (z) of the first sentence of Section 12(a), the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate Current Market Price; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month period registered under Section 12 of the Exchange Act ("Registered Common Stock"), or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person that has Registered Common Stock outstanding, "Principal Party" shall refer to such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person that has Registered Common Stock outstanding, "Principal Party" shall refer to the ultimate parent entity of such first-mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, "Principal Party" shall refer to whichever of such other

         Persons is the issuer of the Registered Common Stock having the highest aggregate Current Market Price; and (4) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons have Registered Common Stock outstanding, "Principal Party" shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders' equity or, if no such ultimate parent entity is a corporation, shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

                  (c) The Company shall not consummate any Flip-Over Event or any other consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 12, and unless prior thereto the Company and such Principal Party and each other Person who may become a Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs
(a) and (b) of this Section 12 and further providing that the Principal Party will, as soon as practicable after the Flip-Over Event:

                  (i) (A)prepare and file at its own expense an appropriate registration statement under the Securities Act with respect to the Common Stock that may be acquired upon exercise of the Rights, (B) cause such registration statement to become and remain effective (and to include a prospectus complying with the requirements of the Securities Act) until the Expiration Date, and
         (C) take such action as may be required to ensure that any acquisition of such Common Stock upon the exercise of the Rights complies with any applicable state securities or "blue sky" laws; and

                  (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

                  (d) In case the Principal Party that is to be a party to a transaction referred to in this Section 12 has a provision in any of its authorized securities or in its Certificate of Incorporation or By-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this
Section 12, shares of Common Stock of such Principal Party at less than the then Current Market Price per share or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section
12) or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 12, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

                  (e) Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 12 shall not be applicable to a Flip-Over Event, if (i) such Flip-Over Event is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock which is a Qualified Offer (or a wholly owned subsidiary of any such Person or Persons), (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such tender offer or exchange offer and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this Section 12(e), all Rights hereunder shall expire.

                  (f) The provisions of this Section 12 shall similarly apply to successive Flip-Over Events, mergers, consolidations, sales or other transfers. In the event that a Flip-Over Event shall occur at any time after the occurrence of a Flip-In Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in
Section 12(a).

                  SECTION 13.       ADJUSTMENT OF PURCHASE PRICE, NUMBER AND
                                    ----------------------------------------
KIND OF SHARES OR NUMBER OF RIGHTS. The Purchase Price, the number and kind of
----------------------------------
shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 13.

                  (a) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 13(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which could require an adjustment under both Section 11(a) hereof and this Section 13(a), the adjustment provided for in this Section 13(a) shall be in addition to, and shall be made prior to any adjustment required pursuant to Section 13(a).

                  (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("EQUIVALENT PREFERRED STOCK")) or securities convertible into Preferred Stock or equivalent preferred stock at a price per one one-hundredth of a share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the Current Market Price per one one-hundredth of a share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of one one-hundredths of shares of Preferred Stock outstanding on such record date, plus the number of one one-hundredths of shares of Preferred Stock which the aggregate offering price of the total number of shares of one one-hundredths of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of one one-hundredths of shares of Preferred Stock outstanding on such record date, plus the number of additional one one-hundredths of shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the

Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend at a rate not in excess of e$20+ per share of Preferred Stock), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 13(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per one one-hundredth of a share of the Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one one-hundredth of a share of Preferred Stock and the denominator of which shall be such current market price per one one-hundredth of a share of the Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would be in effect if such record date had not been fixed.

                  (d) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 13(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 13 shall be made to the nearest cent or to the nearest ten-hundredth of a share of Common Stock or other share of one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 13(d), any adjustment required by this Section 13 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

                  (e)      If as a result of an adjustment made pursuant to
Section 11(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section 13(a) through (c), inclusive, and the provisions of Section 7, 9, 10, 12 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

                  (f) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                  (g) Unless the Company shall have exercised its election as provided in Section 13(h), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 13(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  (h) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-millionth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this
Section 13(h), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

                  (i) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Right Certificates issued hereunder.

                  (j) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the shares of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Purchase Price.

                  (k) In any case in which this Section 13 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (l) Anything in this Section 13 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 13, as and to the extent that in its sole discretion the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price,
(iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 13, hereafter made by the Company to holders of its Preferred Stock shall, if practicable, not be taxable to such stockholders.

                  (m)      The Company covenants and agrees that it shall not
(i) consolidate with, (ii) merge with or into, or (iii) sell or transfer to, in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries taken as a whole, any other Person if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

                  (n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Sections 23, 24, 26 or 27 hereof, take any action the purpose or effect of which is to diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights, unless such action is approved by the Whole Board.

                  (o) Whenever an adjustment is made as provided in Sections 11, 12 and 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such Certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

                  SECTION 14.       FRACTIONAL RIGHTS AND FRACTIONAL SHARES.
                                    ---------------------------------------
(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Current Market Price of a whole Right as of the date on which such fractional Rights would have been otherwise issuable.

                  (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock). Subject to Section 7(c) hereof, fractions of shares of Preferred Stock in integral multiples of one one-hundredth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a Depositary Agent selected by it. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-hundredth of a share of Preferred Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Price of one one-hundredth of a share of Preferred Stock as of the date of such exercise.

                  (c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this
Section 14.

                  SECTION 15.       RIGHTS OF ACTION. All rights of action in
                                    ----------------
respect of this Agreement other than rights of action vested in the Rights Agent pursuant to Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock) without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

                  SECTION 16.       AGREEMENT OF RIGHT HOLDERS. Every holder
                                    --------------------------
of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

                  (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

                  (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal corporate trust office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;

                  (c) subject to Sections 6 and 7, the Company and the Rights Agent may deem and treat the person in whose name a Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

                  (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned.

                  SECTION 17.       RIGHT CERTIFICATE HOLDER NOT DEEMED A
                                    -------------------------------------
STOCKHOLDER. Except as otherwise expressly provided in this Agreement, no
-----------
holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

                  SECTION 18.       CONCERNING THE RIGHTS AGENT. The Company
                                    ---------------------------
agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. The indemnification provided for hereunder shall survive the expiration of the Rights and the termination of this Agreement.

         The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

                  SECTION 19.       MERGER OR CONSOLIDATION OR CHANGE OF NAME
                                    -----------------------------------------
OF RIGHTS AGENT. Any corporation into which the Rights Agent or any successor
---------------
Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of
Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

         In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

                  SECTION 20.       DUTIES OF RIGHTS AGENT. The Rights Agent
                                    ----------------------
undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

                  (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                  (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent, for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

                  (d) The Rights Agent shall not be liable for or by reason of any of the statements of facts or recitals contained in this Agreement or in the Right Certificates or be required to verify the same (except as to its countersignature on such Right Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

                  (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

                  (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

                  (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                  (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the

Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct provided reasonable care was exercised in the selection and continued employment thereof.

                  (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

                  (k) The Rights Agent shall not be required to take notice or be deemed to have notice of any fact event or determination under this Agreement, unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination.

                  SECTION 21.       CHANGE OF RIGHTS AGENT. (a) Resignation.
                                    ----------------------
The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail.

                  (b)      Removal by Company. The Company may remove the
                           ------------------
Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Right Certificates by first-class mail.

                  (c)      Replacement. If the Rights Agent resigns or is
                           -----------
removed or otherwise becomes incapable of acting, the Company shall appoint a successor Rights Agent. If the Company fails to appoint a successor Rights Agent within 30 days after giving the Rights Agent notice of its removal, or within 30 days after receiving written notice of the resignation or incapacity of the Rights Agent from the Rights Agent or a holder of a Right Certificate (who shall, with its notice, submit its Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.

                  (d)      Qualifications. Any successor Rights Agent, whether
                           --------------
appointed by the Company or by a court, shall: (i) be a trust company or banking corporation organized in any of the United States and doing business in good standing under the laws of the United States or of the State of Missouri or of the State of New York ; (ii) be authorized to do business as a trust company or banking institution in the State of Missouri or the State of New York; (iii) be subject to supervision or examination by federal or state authority; and (iv) have, at the time of its appointment as Rights Agent, a combined capital and surplus of at least $10,000,000.

                  (e)      Succession Procedures. After appointment, the
                           ---------------------
successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of the appointment of the successor Rights Agent, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                  SECTION 22.       ISSUANCE OF NEW RIGHT CERTIFICATES.
                                    ----------------------------------
Notwithstanding any of the provisions of this Agreement or the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by a majority of the Board of Directors to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Purchase Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

                  SECTION 23.       REDEMPTION AND TERMINATION. (a) The Board
                                    --------------------------
of Directors of the Company may, at its option, at any time on or prior to the earlier of (i) the tenth day following the Distribution Date, subject to extension by the Board of Directors for a period of time up to, but not exceeding, ten additional days, or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"), and the Company may, at its option, by action of a majority of the Whole Board, pay the Redemption Price either in shares of Company Common Stock, of the shares of Company Common Stock at the time of redemption) or cash. Subject to the foregoing, the redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Whole Board in its sole discretion may establish. Notwithstanding anything in this Agreement to the contrary, no Right may be exercised until such time as the Rights have become non-redeemable in accordance with the terms of this Agreement.

                  (b) Promptly upon the action of the Board of Directors of the Company extending the redemption period pursuant to Section 23(a)(i), evidence of which shall have been filed with the Rights Agent, the Company shall issue a press release indicating the date to which the Board of Directors has extended its right to redeem the Rights.

                  (c) Promptly upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Within 10 days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. In any case, failure to give such notice to any particular holder of Rights shall not affect the sufficiency of the notice to other holders of Rights.

                  SECTION 24.       EFFECTIVENESS OF THIS AGREEMENT. It is
                                    -------------------------------
intended that this Agreement shall amend and restate the existing Rights Agreement of the Company entered into on June 10, 2006, and shall become effective upon the execution hereof.

                  SECTION 25.       NOTICE OF CERTAIN EVENTS. (a) In case the
                                    ------------------------
Company shall propose (1) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend at a rate not in excess of $20 per share), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any Flip-Over Event, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, Flip-Over Event, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock whichever shall be the earlier.

                  (b) Upon the occurrence of a Flip-In Event or a Flip-Over Event, the Company or Principal Party, as the case may be, shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event and the consequences thereof to holders of Rights under Sections 11(a) or 12(a) hereof, as the case may be.

                  SECTION 26.       NOTICES. Notices or demands authorized by
                                    -------
this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                           Kellwood Company
                           600 Kellwood Parkway
                           St. Louis County, Missouri  63017
                           Attention:  Secretary

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if delivered by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                           American Stock Transfer and Trust Company
                           59 Maiden Lane
                           New York, New York 10038
                           Plaza Level
                           Telephone:  (718) 921 8200

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company. The Company shall deliver a copy of any notice or demand it delivers to the holder of any Right Certificate to the Rights Agent and the Rights Agent shall deliver a copy of any notice or demand it deliver to the holder of any Right Certificate to the Company.

                  SECTION 27.       SUPPLEMENTS AND AMENDMENTS. Subject to the
                                    --------------------------
penultimate sentence of this Section 27, the Company, by action of the Board of Directors, may from time to time supplement or amend this Agreement without the approval of any holders of Rights in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, to shorten or lengthen any time period hereunder, or to make any other provisions with respect to the Rights that the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner that would adversely affect the interests of the holders of Rights (other than Rights that have become null and void pursuant to Section 7(e) hereof). Without limiting the foregoing, the Company, by action of the Board of Directors, may at any time prior to such time as any Person becomes an Acquiring Person amend this Agreement (A) to make the provisions of this Agreement inapplicable to a particular transaction by which a Person would otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction; and (B) to lower the thresholds set forth in Sections 1(a) and 3(a) to not less than the greater of (i) the sum of .001% and the largest percentage of Voting Power represented by the then outstanding shares of Voting Stock then known by the Company to be Beneficially Owned by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any trustee or fiduciary holding shares of Voting Stock for, or pursuant to the terms of, any such plan, acting in such capacity), and (ii) 10%. Upon delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this
Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that no supplement or amendment may be made to Sections 18, 19, 20, or 21 hereof without the consent of the Rights Agent. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

                  SECTION 28.       SUCCESSORS. All the covenants and
                                    ----------
provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  SECTION 29.       DETERMINATIONS AND ACTIONS BY THE BOARD OF
                                    ------------------------------------------
DIRECTORS, ETC. (a) For all purposes of this Agreement, any calculation of the
--------------
number of shares of any class or series of Voting Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Voting Stock of which any Person is the Beneficial Owner (or the particular percentage of Voting Power if such shares of Voting Stock represented by shares of Voting Stock Beneficially Owned by such Person), shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the Exchange Act Regulations as in effect on the date hereof. Except as otherwise specifically provided herein, the Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (i) to interpret the provisions of this Agreement and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors of the Company or any member thereof to any liability to the holders of the Rights.

                  (b) It is understood that the TIDE Committee (as described below) of the Board of Directors shall review and evaluate this Agreement in order to consider whether the maintenance of this Agreement continues to be in the best interests of the Company, its stockholders and other relevant constituencies of the Company at least annually, or sooner than that if any Person shall have made a proposal to the Company or its stockholders, or taken any other action that, if effective, could cause such Person to become an Acquiring Person hereunder, if a majority of the members of the TIDE Committee shall deem such review and evaluation appropriate after giving due regard to all relevant circumstances. Following each such review, the TIDE Committee shall communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether this Agreement should be modified or the Rights should be redeemed. The TIDE Committee shall be comprised of members of the Board of Directors who are not officers, employees or Affiliates of the Company and shall be the Corporate Governance Committee of the Board of Directors (or any successor committee) as long as the members of such committee meet such requirements.

                  (c) The TIDE Committee and the Board of Directors, when considering whether this Agreement should be modified or the Rights should be redeemed, shall have the power to set their own agenda and to retain at the expense of the Company their choice of legal counsel, investment bankers and other advisors. The TIDE Committee and the Board of Directors, when considering whether this Agreement should be modified or the Rights should be redeemed, shall have the authority to review all information of the Company and to consider any and all factors they deem relevant to an evaluation of whether this Agreement should be modified or the Rights should be redeemed.

                  (d) In the event the Company, not earlier than 90 Business Days nor later than 120 Business Days following the commencement of a Qualified Offer, which has not been terminated prior thereto and which continues to be a Qualified Offer, receives a written notice complying with the terms of this Section 29(d) (the "SPECIAL MEETING NOTICE") that is properly executed by the holders of record (or their duly authorized proxy) of ten percent (10%) of the shares of Common Stock then outstanding directing the Board of Directors of the Company to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a "SPECIAL MEETING") a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the "REDEMPTION RESOLUTION"), then the Board of Directors of the Company shall take such actions as are necessary or desirable to cause the Redemption Resolution to be submitted to a vote of stockholders, by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting. For purposes of a Special Meeting Notice, the record date for determining eligible holders of record shall be the 90th Business Day following the commencement of a Qualified Offer. Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (x) the name and address of such stockholders, as they appear on the Company's books and records, (y) the class and number of shares of Common Stock which are owned of record by each of such stockholders, and
(z) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner. Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section, and the Qualified Offer continues to be a Qualified Offer and either (i) the Special Meeting is not held on or prior to the 90th Business Day following receipt of the Special Meeting Notice, or (ii) if, at the Special Meeting, the holders of a majority of the shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board of Directors of the Company shall vote in favor of the Redemption Resolution, then all of the Rights shall be deemed redeemed by such failure to hold the Special Meeting or as a result of such stockholder action, as the case may be, at the Redemption Price, or the Board of Directors shall take such other action as would prevent the existence of the Rights from interfering with the consummation of the Qualified Offer, effective either (i) as of the Close of Business on the 90th Business Day following receipt of the Special Meeting Notice if a Special Meeting is not held on or prior to such date or (ii) as of the date on which the results of the vote on the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be.

                  Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights pursuant to Section 23 or the effectiveness of such redemption pursuant to Section 29(d) (or, if the resolution of the Board of Directors electing to redeem the Rights pursuant to
Section 23(d) states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors; provided, however, that such resolution of the Board of Directors of the Company pursuant to Section 23 may be revoked, rescinded or otherwise modified at any time prior to the time and date of effectiveness set forth in such resolution, in which event the right to exercise will not terminate at the time and date originally set for such termination by the Board of Directors of the Company. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 26.

                  SECTION 30.       BENEFITS OF THIS AGREEMENT. Nothing in
                                    --------------------------
this Agreement shall be construed to give to any Person, other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock), any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

                  SECTION 31.       SEVERABILITY. If any term, provision,
                                    ------------
covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  SECTION 32.       GOVERNING LAW. This Agreement, each Right
                                    -------------
and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

                  SECTION 33.       COUNTERPARTS. This Agreement may be
                                    ------------
executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  SECTION 34.       DESCRIPTIVE HEADINGS. Descriptive headings
                                    --------------------
of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:                                    KELLWOOD COMPANY

By:                                        By:
    --------------------------------           --------------------------------
    Name:                                      Name:
    Title:                                     Title:


Attest:                                    AMERICAN STOCK TRANSFER AND
                                           TRUST COMPANY

By:                                        By:
    --------------------------------           ---------------------------------
    Name:                                      Name:
    Title:                                     Title:

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

                                                                     Exhibit A
                                                                     ---------

    AMENDED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A
                            JUNIOR PREFERRED STOCK

                                      of

                               KELLWOOD COMPANY

                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware

         We, Hal J. Upbin, President, and Thomas H. Pollihan, Secretary, of Kellwood Company, a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of
Section 103 thereof, DO HEREBY CERTIFY:

         That on February 23, 1999, the Board of Directors, acting pursuant to the authority conferred upon the Board of Directors by Article Fourth of the Certificate of Incorporation of the Corporation and in accordance with Section 151(g) of the General Corporation Law of the State of Delaware, adopted the following resolution amending and restating the Certificate of Designation, Preferences and Rights of Series A Junior Preferred Stock, thereby increasing the number of designated shares so designated, and reflecting the change in par value thereof to $.01 per share:

         "RESOLVED, to amend the Company's Certificate of Designation, Preferences and Rights of Series A Junior Preferred Stock in order to (1) increase the number of shares of preferred stock designated thereunder to 300,000, and (2) to reflect the change in the par value previously approved by the stockholders from shares without par value to shares with a par value of $.01 per share."

         That Certificate of Designation, Preferences and Rights of Series A Junior Preferred Stock is hereby amended and restated as follows:

         Section 1.        Designation and Amount.

         The shares of a series of the Preferred Stock of the Corporation, par value $.01 per share, shall be designated as "Preferred Stock, Series A" (the "Series Preferred Stock") and the number of shares constituting the series shall be 300,000.

         Section 2.        Dividends and Distributions.

         (A) The holders of shares of Series Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $20.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision of combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each of those cases the multiplier set forth in clause (b) of the preceding sentence shall be adjusted by multiplying such multiplier by a fraction the numerator of which is the number of share of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (B) The Corporation shall declare a dividend or distribution on the Series Preferred Stock as provided in paragraph (A) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $20.00 per share on the Series Preferred Stock shall nevertheless be payable on the subsequent Quarterly Dividend Payment Date.

         (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of the shares of Series Preferred Stock, unless the date of issue of the shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on the shares shall begin to accrue from the date of issue of the shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series Preferred Stock entitled to receive a quarterly dividend and before the Quarterly Dividend Payment Date, in either of which events the dividends shall begin to accrue and be cumulative from the Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series Preferred Stock in an amount less than the total amount of the dividends at the time accrued and payable on the shares shall be allocated pro rata on a share by share basis among all the shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

         Section 3.        Voting Rights.

         The holders of shares of Series Preferred Stock shall have the following voting rights:

         (A) Subject to the provision for adjustment hereinafter set forth, each share of Series Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock; or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each case the number of votes per share to which holders of shares of Series Preferred Stock were entitled immediately prior to the event shall be adjusted by multiplying the number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after the event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to the event.

         (B) Except as otherwise provided herein or by law, the holders of shares of Series Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

         (C) (i) If at any time dividends on any Series Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of the contingency shall mark the beginning of a period (herein called a "default period") which shall extend until the time when all accrued and unpaid dividends for all pervious quarterly dividend periods and for the current quarterly dividend period on all shares of Series Preferred stock then outstanding shall have been declared and paid or set apart for payment. During each default period, the holders of Series Preferred Stock, voting as a class, irrespective of series, shall have the right to elect two Directors, which Directors shall be in addition to the then otherwise authorized number of Directors.

         (ii) During any default period, such voting right of the holders of Series Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders provided that such voting right shall not be exercised unless the holders of 25% in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided.

         (iii) Unless the holders of Series Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of the meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. The meeting shall be called for a time not earlier than 20 days and not later than 60 days after the order or request or in default of the calling of the meeting within 60 days after the order or request, the meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (c)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

         (iv) In any default period the holders of Common Stock, and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of Directors then otherwise authorized.

         (v) The Directors elected by the holders of Preferred Stock shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected by such holders or until the expiration of the default period. Any vacancy in the Board of Directors may be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors elected by the Directors to fill vacancies as provided in the foregoing sentence.

         (vi) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may then be authorized by the Board of Directors.

         (D) Except as set forth herein, holders of Series Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         Section 4.        Certain Restrictions.

         (A) Whenever quarterly dividends or other dividends or distributions payable on the Series Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

         (i) declare or pay dividends on, or make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series Preferred Stock;

         (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series Preferred Stock, except dividends paid ratably on the Series Preferred Stock and all the parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

         (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) to the Series Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series Preferred Stock; or

         (iv) purchase or otherwise acquire for consideration any shares of Series Preferred Stock, or any shares of stock ranking on a parity with the Series Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of the shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire the shares at the time and in the manner therein set forth.

         Section 5.        Reacquired Shares.

         Any shares of Series Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

         Section 6.        Liquidation, Dissolution or Winding Up.

         Upon any voluntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series Preferred Stock unless, prior thereto, the holders of shares of Series Preferred Stock shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series Preferred Stock, except distributions made ratably on the Series Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon the liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each case the aggregate amount to which holders of shares of Series Preferred Stock were entitled immediately prior to the event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying the amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after the event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to the event.

         Section 7.        Consolidation, Merger, etc.

         In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series Preferred Stock then outstanding shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series Preferred Stock shall be adjusted by multiplying the amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after the event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 8.        No Redemption.

         The shares of Series Preferred Stock shall not be redeemable.

         Section 9.        Amendment.

         The Certificate of Incorporation of the Corporation shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series Preferred Stock, voting together as a single class.

         IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury as of this 23rd day of February, 1999.

                          Hal J. Upbin, President
                          ATTEST: Thomas H. Pollihan, Secretary

                                                                    Exhibit B
                                                                    ---------

                          (Form of Right Certificate)


Certificate No. R--                                                    Rights
                                                                 ------

                  NOT EXERCISABLE AFTER JUNE 10, 2009 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT ON THE TERMS SET FORTH IN THE AMENDED AND RESTATED RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS (AS DEFINED IN THE AMENDED AND RESTATED RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

                               Right Certificate
                               KELLWOOD COMPANY

         This certifies that                        or registered assigns, is
                            ------------------------
the registered owner of the number of Rights set forth above, each of which entities the owner thereof, subject to the terms, provisions and conditions of
the Amended and Restated Rights Agreement dated as of April    , 2007 (the
                                                            ---
"RIGHTS AGREEMENT") between Kellwood Company, a Delaware corporation (the "COMPANY"), and American Stock Transfer and Trust Company, a trust company organized under the laws of the State of Missouri (the "RIGHTS AGENT"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (St. Louis time) on June 10, 2009 at the principal corporate trust office of the Rights Agent, or its successor as Rights Agent, one one-hundredth of a fully paid, nonassessable share of Series A Junior Preferred Stock (the "PREFERRED STOCK") of the Company, at a purchase price of $100 per one one-hundredth of a share (the "PURCHASE PRICE"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.

         The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and
Purchase Price as of         . As provided in the Rights Agreement, the
                    ---------
Purchase Price, the type of security, and the number of shares of Preferred Stock or common stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

         This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

         This Right Certificate, with or without other Right Certificates, upon surrender at the principal corporate trust office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right.

         No fractional shares of preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

         This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of
            -----------------------

                                            KELLWOOD COMPANY

                                            By:
                                                -------------------------------
                                                             Title:

Countersigned:                              ATTEST:

AMERICAN STOCK TRANSFER AND
TRUST COMPANY                               Secretary

By:
    ---------------------------------
          Authorized Signature

                  (Form of Reverse Side of Right Certificate]

                              FORM OF ASSIGNMENT
                              ------------------

               (To be executed by the registered holder if such
              holder desires to transfer the Right Certificate.)


FOR VALUE RECEIVED                                                  hereby
                     ----------------------------------------------

sells, assigns and transfer unto
                                  --------------------------------------------

------------------------------------------------------------------------------
              (Please print name and address of transferee)

------------------------------------------------------------------------------
this Right Certificate, together with all right, title and interest therein,
and does hereby irrevocably constitute and appoint             as attorney to
                                                  -------------
transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:
       -----------------------

                                         Signature:
                                                   --------------------------

Signature Guaranteed:

---------------------------


                                    NOTICE
                                    ------

         The signature to the foregoing Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                         FORM OF ELECTION TO PURCHASE

                     (To be executed if holder desires to
                      exercise Rights represented by the
                              Right Certificate.)

To:      KELLWOOD COMPANY

         The undersigned hereby irrevocably elects to exercise
                                                              ----------------
Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number
                                  --------------------------------------------

------------------------------------------------------------------------------
(Please print name and address)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

         If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number
                                  --------------------------------------------

------------------------------------------------------------------------------
(Please print name and address)


------------------------------------------------------------------------------

------------------------------------------------------------------------------
Dated:
       -----------------

Signature Guaranteed:                      Signature:


-----------------------------------        -----------------------------------


                                    NOTICE
                                    ------

         The signature to the foregoing Election to Purchase must correspond to .the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                     Exhibit C
                                                                     ---------

                        SUMMARY OF RIGHTS TO PURCHASE
                                PREFERRED STOCK

         On June 10, 2006, the Board of Directors of Kellwood Company (the "COMPANY") entered into Rights Agreement with American Stock Transfer and Trust Company (the "RIGHTS AGENT"), which was amended and restated as of
April    , 2007 (the "Rights Agreement") and, in connection therewith, on June
     ----
1, 2006 declared a dividend distribution of one preferred stock purchase right (collectively, the "Rights") on each outstanding share of common stock, (the "COMMON STOCK"), of the Company, subject to the completion of appropriate documentation. The distribution was made to stockholders of record on June 16, 2006 (the "RECORD DATE"). Except as set forth below, each Right entitles the registered holder thereof to purchase from the Company a unit consisting of one one-hundredth of a share (a "Unit") of a newly created series of the Company's Series A Junior Preferred Stock (the "Preferred Stock"), at a purchase price of $100 per Unit (the "PURCHASE PRICE"), subject to anti-dilution adjustments described below.

         The Rights are represented by the Common Stock certificates and are not exercisable or transferable apart from the Common Stock until the earlier to occur of (i) ten days following a public announcement that a person or group of affiliated or associated persons (an "ACQUIRING PERSON"), has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the Voting Power of the aggregate of all shares of Voting Stock (the "STOCK ACQUISITION DATE") or (ii) ten business days following the commencement of (or announcement of an intention to make) a tender offer or exchange offer if, upon consummation thereof, such person or group would be the beneficial owner of 20% or more of the Voting Power of the aggregate of all shares of Voting Stock then outstanding (the earlier of the dates being called the "DISTRIBUTION DATE"), except in either case pursuant to an offer for all outstanding shares of Common Stock which the independent directors determine to be fair and not inadequate and to otherwise be in the best interests of the Company and its stockholders, after receiving advice from one or more investment banking firms (a "QUALIFIED OFFER"). Until the Distribution Date (or earlier redemption or expiration of the Rights), Common Stock certificates will contain a notation incorporating the Rights Agreement by reference. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the "RIGHTS CERTIFICATES") will be mailed to stockholders who were holders of record of the Common Stock as of the close of business on the Distribution Date. From and after the Distribution Date, the separate Right Certificates alone will evidence the Rights. The Rights will expire at the close of business on June 10, 2009 (the "FINAL EXPIRATION DATE"), unless earlier redeemed or exchanged by the Company.

         If an Acquiring Person becomes the beneficial owner of more than 20% of the Voting Power of the aggregate of all shares of Voting Stock, other than pursuant to a Qualified Offer, each holder of a Right will thereafter have the right to receive, upon exercise of the Right at the then current Purchase Price, shares of Common Stock which at the time of the transaction would have a market value of two times the Purchase Price. Notwithstanding the foregoing, no Right may be exercised for Common Stock of the Company until the Rights have become non-redeemable, as described below. If, at any time following the Distribution Date, the Company is acquired in a merger or other business combination transaction or 50% or more of its assets or earning power is sold other than pursuant to a Qualified Offer, each holder of a Right will thereafter have the right to receive, upon exercise of the Right at the then current Purchase Price, a number of shares of common stock of the acquiring company which at the time of the transaction would have a market value of two times the Purchase Price. The events described in this paragraph are defined as "TRIGGERING EVENTS."

         Following the occurrence of any Triggering Events, any Rights that are or were beneficially owned by an Acquiring Person will be null and void.

         The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of Preferred Stock of evidence of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

         At any time on or prior to the earlier of (i) the tenth day following the Stock Acquisition Date (which period may be extended for an additional ten days), or (ii) the Final Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "REDEMPTION PRICE"). Immediately upon the action of the Board of Directors of the Company ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         At any time any person becomes an Acquiring Person and prior to such time as such person, together with its affiliates becomes the beneficial owner of at least 75% of the Company's outstanding Common Stock, the Company may, provided that all necessary regulatory approvals have been obtained, exchange the Rights (other than Rights owned by such Acquiring Person which become null and void), in whole or in part, at a ratio of one share of Common Stock per Right, subject to adjustment.

         Until a Right is exercised, the holder of the Right will not have any rights as a stockholder of the Company solely by virtue of holding the Right, including, without limitation, the right to vote or to receive dividends.

         As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock issued so that all shares will have attached Rights. After the Distribution Date but prior to the Final Expiration Date, Rights shall only be issued in connection with the issuance of Common Stock upon the exercise of stock options granted prior to the Distribution Date or pursuant to other benefits under any employee plan or arrangement established prior to the Distribution Date.

         The terms of the Rights may be amended by the Board of Directors of the Company; provided, however, that after a person becomes an Acquiring Person, the Company may amend the Rights Agreement only if the amendment will not adversely affect the interests of holders of Rights (other than an Acquiring Person).

         The Corporate Governance Committee of the Board of Directors shall review and evaluate the Rights Agreement in order to consider whether the maintenance of the Rights Agreement continues to be in the best interests of the Company, its stockholders and other relevant constituencies of the Company at least once every three years, or sooner than that if any Person shall have made a proposal to the Company or its stockholders, or taken any other action that, if effective, could cause such person to become an Acquiring Person, if a majority of the members of the Committee shall deem such review and evaluation appropriate after giving due regard to all relevant circumstances. Following each such review, the Committee shall communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether the Rights Agreement should be modified or the Rights should be redeemed.

         The Preferred Stock purchased upon exercise of the Rights will be non-redeemable. Each share of Preferred Stock will have a minimum preferential quarterly dividend rate of $20.00 per share, but will be entitled to an aggregate dividend of 100 times the dividend declared on the Common Stock. In the event of liquidation, the holders of the Preferred Stock will receive a preferred liquidation payment of $100.00 per share, but will be entitled to receive an aggregate liquidation payment equal to 100 times the payment made per share of Common Stock. Each share of Preferred Stock will have 100 votes, voting together as one class with the Common Stock. Finally, in the event of any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or other property, each share of Preferred Stock will be entitled to receive 100 times the aggregate amount of stock or securities, cash and/or other property, into which or for which each share of Common Stock is changed or exchanged. The foregoing rights of the Preferred Stock are protected against dilution if additional shares of Common Stock are issued. Fractional shares of Preferred Stock will not be issuable and in lieu thereof a cash payment will be made.

         A copy of the Rights Agreement is available free of charge from the Rights Agent, American Stock Transfer and Trust Company, Attention: Rights Agent for Kellwood Company Rights Agreement. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Amended Rights Agreement, which is incorporated herein by reference.

                     2007 ANNUAL MEETING OF SHAREOWNERS OF

                              KELLWOOD COMPANY

                     THURSDAY, JUNE 7, 2007, AT 10:00 A.M.
                               KELLWOOD COMPANY
                             600 KELLWOOD PARKWAY
                         CHESTERFIELD, MISSOURI 63017





                         Please date, sign and mail
                           your proxy card in the
                          envelope provided as soon
                                as possible.




   Please detach along perforated line and mail in the envelope provided.



-------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                     ITEMS 1, 2 AND 3; AND AGAINST ITEM 4.
      PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
        PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-------------------------------------------------------------------------------


   DIRECTORS RECOMMEND A VOTE FOR:
1. Election of Directors:

                                NOMINEES:
[ ] FOR ALL NOMINEES
                                O K. Dickerson
[ ] WITHHOLD AUTHORITY          O J. Hunter
    FOR ALL NOMINEES            O L. Katzen
                                O P. Miller
[ ] FOR ALL EXCEPT              O H. Weinberg
    (See instructions below)







INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark ------------ "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O


-------------------------------------------------------------------------------





-------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that      [ ]
changes to the registered name(s) on the account may not be submitted via this method.




   DIRECTORS RECOMMEND A VOTE FOR:                        FOR  AGAINST  ABSTAIN
2. Ratify the appointment of PricewaterhouseCoopers LLP   [ ]    [ ]      [ ]
   as the Company's independent registered public accounting firm for fiscal year 2007.

   DIRECTORS RECOMMEND A VOTE FOR:
3. Ratify the adoption of the Shareowners' Rights         [ ]    [ ]      [ ]
   Agreement.

   DIRECTORS RECOMMEND A VOTE AGAINST:
4. Shareowner Proposal to declassify the board of         [ ]    [ ]      [ ]
   directors.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




Signature of Shareowner___________________________ Date: ______________________

Signature of Shareowner___________________________ Date: ______________________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              KELLWOOD COMPANY
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREOWNERS - JUNE 7, 2007

         ROBERT C. SKINNER, JR., W. LEE CAPPS III, THOMAS H. POLLIHAN, and each of them, are hereby appointed proxies of the Shareowner(s) signing the reverse side hereof, with power of substitution acting by a majority of the proxies present and voting, or if only one proxy is present and voting then acting by that one, to vote the shares of Kellwood Company common stock which the Shareowner(s) is (are) entitled to vote, at the ANNUAL MEETING OF SHAREOWNERS to be held at 600 Kellwood Parkway, St. Louis, Missouri on June 7, 2007 at 10:00 A.M., and at any adjournment thereof, with all the powers the signing Shareowners would possess if present. The proxies are instructed to vote as specified on the REVERSE SIDE.

Election of Directors: FOR the maximum number of nominees listed below (except as indicated on the reverse side) who (as selected by the Proxies in their discretion) may be elected pursuant to cumulative voting: K. Dickerson,
J. Hunter, L. Katzen, P. Miller, H. Weinberg.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY THE SHAREOWNER(S), BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND ALL OTHER MANAGEMENT PROPOSALS AND AGAINST THE SHAREOWNER PROPOSAL, ALL AS SET FORTH IN THE NOTICE OF ANNUAL MEETING DATED APRIL 27, 2007, AND THE ACCOMPANYING PROXY STATEMENT. DISCRETION WILL BE USED WITH RESPECT TO VOTING ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


              (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)